               FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                               SEPARATE ACCOUNT C
                                   PROSPECTUS

                                    FOR THE
                        ADVISOR'S EDGE VARIABLE ANNUITY
                                   OFFERED BY
               FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                           (A NEW YORK STOCK COMPANY)
                             ADMINISTRATIVE OFFICES
                               520 COLUMBIA DRIVE
                          JOHNSON CITY, NEW YORK 13790

The Advisor's Edge variable annuity contract (the "Contract"), offered through First Providian Life and Health Insurance Company (the "Company", "us", "we" or "our," and formerly, "National Home Life Assurance Company of New York"), provides a vehicle for investing on a tax-deferred basis in 9 investment company Portfolios. The Contract is a group variable annuity contract and is intended for retirement savings or other long-term investment purposes.

The minimum initial Purchase Payment for Non-Qualified Contracts is $5,000. The minimum initial Purchase Payment for Qualified Contracts is $2,000 (or $50 monthly by payroll deduction). The Contract is a flexible-premium deferred variable annuity that provides for a Right to Cancel Period of 10 days (20 days for replacement) plus a 5 day grace period to allow for mail delivery, during which you may cancel your investment in the Contract.

You may allocate your Net Purchase Payments for the Contract among 9 Subaccounts of First Providian Life and Health Insurance Company's Separate Account C. Assets of each Subaccount are invested in one of the following Portfolios (which are contained within three open-end, diversified investment companies):

      . Federated American Leaders Fund
        II
                                      . Montgomery Growth Portfolio
                                      . Montgomery Emerging Markets
      . Federated Utility Fund II       Portfolio
      . Federated Prime Money Fund II . Wanger U.S. Small Cap Advisor . Federated High Income Bond Fund
        II
                                      . Wanger International Small Cap
                                        Advisor
      . Federated Fund for U.S.
        Government Securities II

Your initial Net Purchase Payment(s) will, when your Contract is issued, be invested immediately in your chosen Portfolios, unless you indicate otherwise.

The Contract's Accumulated Value varies with the investment performance of the Portfolios you select. You bear all investment risk associated with the Portfolios. Investment results for your Contract are not guaranteed.

The Contract offers a number of ways of withdrawing monies at a future date, including a lump sum payment and several Annuity Payment Options. You may make full or partial withdrawals of the Contract's Surrender Value at any time, although in many instances withdrawals made prior to age 59 1/2 are subject to a 10% penalty tax (and a portion may be subject to ordinary income taxes). If you elect an Annuity Payment Option, Annuity Payments may be received on a fixed and/or variable basis. You also have significant flexibility in choosing the Annuity Date on which Annuity Payments begin.

This Prospectus sets forth the information you should know before investing in the Contract. It must be accompanied by a current Prospectus for each Fund. Please read the Prospectuses carefully and retain them for future reference. A Statement of Additional Information for the Contract Prospectus, which has the same date as this Prospectus, has also been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available free by calling our Administrative Offices at 1-800-797-9177. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            The Contract is available only in the State of New York.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD BE UNLAWFUL TO MAKE AN OFFERING LIKE THIS. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS ABOUT THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATIONS.

                  The date of this Prospectus is May 1, 1998.
                                                                    FM-0989 (NY)

                               TABLE OF CONTENTS
                                                                           Page

GLOSSARY....................................................................   2
HIGHLIGHTS..................................................................   5
FEE TABLE...................................................................   7
Condensed Financial Information.............................................   9
Financial Statements........................................................   9
Performance Measures........................................................   9
Additional Performance Measures.............................................  10
Yield and Effective Yield...................................................  10
The Company and the Separate Account........................................  11
The Federated Insurance Series..............................................  12
The Montgomery Funds III....................................................  12
Wanger Advisors Trust.......................................................  12
The Portfolios..............................................................  12
CONTRACT FEATURES...........................................................  14
  Contract Application and Purchase Payments................................  14
  Purchasing by Wire........................................................  14
  Right to Cancel Period....................................................  15
  Allocation of Purchase Payments...........................................  15
  Exchanges Among the Portfolios............................................  15
  Dollar Cost Averaging Option..............................................  15
  Accumulated Value.........................................................  15
  Charges and Deductions....................................................  16
  Minimum Balance Requirement...............................................  17
DISTRIBUTIONS UNDER THE CONTRACT............................................  17
  Full and Partial Withdrawals..............................................  17
  Lump Sum Payment Option...................................................  18
  Systematic Withdrawal Option..............................................  18
  Annuity Date..............................................................  18
  Annuity Payment Options...................................................  18
  Death Benefit.............................................................  20
  Deferment of Payment......................................................  21
FEDERAL TAX CONSIDERATIONS..................................................  21
GENERAL INFORMATION.........................................................  26

                                   GLOSSARY

Accumulation Unit - A measure of your ownership interest in the Contract prior to the Annuity Date.

Accumulation Unit Value - The value of each Accumulation Unit which is calculated each Valuation Period.

Accumulated Value - The value of all amounts accumulated under the Contract prior to the Annuity Date.

Adjusted Death Benefit - The sum of all Net Purchase Payments made during the first six Contract Years, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

Annual Contract Fee - The $30 annual fee charged by the Company to cover the cost of administering each Contract. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount.

Annuitant - The person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid.

Annuitant's Beneficiary - The person(s) to whom any benefits are due upon the Annuitant's death prior to the Annuity Date.

Annuity Date - The date on which Annuity Payments begin. The Annuity Date is always the first day of the month you specify.

Annuity Payment - One of a series of payments made under an Annuity Payment Option.

Annuity Payment Option - One of several ways in which withdrawals from the Contract may be made. Under a Fixed Annuity Option (see "Annuity Payment Options," page 18), the dollar amount of each Annuity Payment does not change over time. Under a Variable Annuity Option (see "Annuity Payment Options," page 18), the dollar amount of each Annuity Payment may change over time, depending upon the investment experience of the Portfolio or Portfolios you choose. Annuity Payments are based on the Contract's Accumulated Value as of 10 Business Days prior to the Annuity Date.

Annuity Unit - Unit of measure used to calculate Variable Annuity Payments (see "Annuity Payment Options," page 18).

Annuity Unit Value - The value of each Annuity Unit which is calculated each Valuation Period.

Business Day - A day when the New York Stock Exchange is open for trading.

Code - The Internal Revenue Code of 1986, as amended.

Company ("we", "us", "our") - First Providian Life and Health Insurance Company, a New York stock company.

Contract - The group flexible premium variable annuity contract described in this Prospectus, participation in which will be evidenced by a certificate issued to the Contract Owner.

Contract Anniversary - Any anniversary of the Contract Date.

Contract Date - The date of issue of this Contract.

Contract Owner ("you", "your") - The person or persons designated as the Contract Owner in the Contract application. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, make permitted withdrawals and Exchanges among Subaccounts.

Contract Year - A period of 12 months starting with the Contract Date or any Contract Anniversary.

Death Benefit - The greater of the Contract's Accumulated Value on the date the Company receives due Proof of Death of the Annuitant or the Adjusted Death Benefit.

Exchange - One Exchange will be deemed to occur with each voluntary transfer from any Subaccount.

Funds - Each of (i) Federated Insurance Series (advised by Federated Advisers), (ii) The Montgomery Funds III (advised by Montgomery Asset Management, L.P.), and (iii) Wanger Advisors Trust (advised by Wanger Asset Management, L.P.).

General Account - The account which contains all of our assets other than those held in our separate accounts.

Net Purchase Payment - Any Purchase Payment less the Premium Tax, if any.

Non-Qualified Contract - Any Contract other than those described under the Qualified Contract reference in this Glossary.

Owner's Designated Beneficiary - The person to whom ownership of this Contract passes upon the Contract Owner's death, unless the Contract Owner was also the Annuitant-in which case the Annuitant's Beneficiary is entitled to the Death Benefit. (Note: this transfer of ownership to the Owner's Designated Beneficiary will generally not be subject to probate, but will be subject to estate and inheritance taxes. Consult with your tax and estate adviser to be sure which rules will apply to you.)

Payee - The Contract Owner, Annuitant, Annuitant's Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Portfolio - A separate investment portfolio of the Funds. The Funds currently offer 9 Portfolios in the Advisor's Edge Variable Annuity: the Federated American Leaders Fund II (the "Federated American Leaders Portfolio"), the Federated Utility Fund II (the "Federated Utility Portfolio"), the Federated Prime Money Fund II (the "Federated Prime Money Portfolio"), the Federated Fund for U.S. Government Securities II (the "Federated U.S. Government Securities Portfolio") and the Federated High Income Bond Fund II (the "Federated High Income Bond Portfolio") of Federated Insurance Series; the Montgomery Variable Series: Growth Fund (the "Montgomery Growth Portfolio") and the Montgomery Variable Series: Emerging Markets Fund (the "Montgomery Emerging Markets Portfolio") of The Montgomery Funds III; the Wanger U.S. Small Cap Advisor (the "Wanger U.S. Small Cap Advisor Portfolio"); and the Wanger International Small Cap Advisor (the "Wanger International Small Cap Advisor Portfolio") of Wanger Advisors Trust (each, a "Portfolio" and collectively, the "Portfolios"). In this Prospectus, Portfolio will also be used to refer to the Subaccount that invests in the corresponding Portfolio.

Premium Tax - A regulatory tax that may be assessed by your state on the Purchase Payments you make to this Contract. The amount which we must pay as Premium Tax, if any, will be deducted from each Purchase Payment or from your Accumulated Value as it is incurred by us.

Proof of Death - (a) A certified death certificate; (b) a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof of death satisfactory to the Company.

Purchase Payment - Any premium payment. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for Qualified Contracts); each additional Purchase Payment must be at least $500 for Non-Qualified Contracts or $50 for Qualified Contracts. Purchase Payments may be made at any time prior to the Annuity Date as long as the Annuitant is living.

Qualified Contract - An annuity contract as defined under Sections 403(b), 408(b), and 408A of the Code.

Right to Cancel Period - The period during which the Contract can be canceled and treated as void from the Contract Date.

Separate Account - That portion of First Providian Life and Health Insurance Company's Separate Account C dedicated to the Contract. The Separate Account consists of assets that are segregated by First Providian Life and Health Insurance Company and, for Contract Owners, invested in the Portfolios. The Separate Account is independent of the general assets of the Company. The Separate Account invests in the Portfolios.

Subaccount - That portion of the Separate Account that invests in shares of the Funds' Portfolios. Each Subaccount will only invest in a single Portfolio. The investment performance of each Subaccount is linked directly to the investment performance of one of the 9 Portfolios.

Surrender Value - The Accumulated Value less any Premium Taxes incurred but not yet deducted.

Valuation Period - The relative performance of your Contract is measured by the Accumulation Unit Value. This value is calculated each Valuation Period. A Valuation Period is defined as the period of time between the close of business on one Business Day and the close of business on the following Business Day.

                                  HIGHLIGHTS

YOU CAN FIND DEFINITIONS OF IMPORTANT TERMS IN THE GLOSSARY (PAGE 2).

THE ADVISOR'S EDGE

The Contract provides a vehicle for investing on a tax-deferred basis in 9 investment company Portfolios. You may subsequently withdraw monies from the Contract either as a lump sum or as annuity income as permitted under the Contract. Accumulated Values and Annuity Payments depend on the investment experience of the selected Portfolios. The investment performance of the Portfolios is not guaranteed. Thus, you bear all investment risk for monies invested under the Contract.

WHO SHOULD INVEST

The Contract is designed for investors seeking long term, tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. The Contract is offered as both a Qualified Contract and a Non-Qualified Contract. Both Qualified and Non-Qualified Contracts offer tax-deferral on increases in the Contract's value prior to withdrawal or distribution; however Purchase Payments made by Contract Owners of Qualified Contracts may be excludible or deductible from gross income in the year such payments are made, subject to certain statutory restrictions and limitations. (See "Federal Tax Considerations," at page 21.)

INVESTMENT CHOICES

Your investment in the Contract may be allocated among 9 Subaccounts of the Separate Account. The Subaccounts in turn invest exclusively in the following
9 Portfolios offered by the Funds: the Federated American Leaders Portfolio, the Federated Utility Portfolio, the Federated Prime Money Portfolio, the Federated U.S. Government Securities Portfolio, the Federated High Income Bond Portfolio, the Montgomery Growth Portfolio, the Montgomery Emerging Markets Portfolio, the Wanger U.S. Small Cap Advisor Portfolio, and the Wanger International Small Cap Advisor Portfolio.The assets of each Portfolio are separate, and each Portfolio has distinct investment objectives and policies as described in the corresponding Fund Prospectus.......................Page 12

CONTRACT OWNER

The Contract Owner is the person designated as the owner of the Contract in the Contract application. The Contract Owner may designate any person as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, and make permitted withdrawals and Exchanges among the Subaccounts.

ANNUITANT

The Annuitant is a person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid.

ANNUITANT'S BENEFICIARY

The Contract Owner may designate any person to receive benefits under the Contract which are payable upon the death of the Annuitant prior to the Annuity Date.

HOW TO INVEST

To invest in the Contract, please consult your advisor, who will assist you in completing the Contract application. You will need to select an Annuitant. The Annuitant may not be older than age 75. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts, and $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for

Qualified Contracts); subsequent Purchase Payments must be at least $500 for Non-Qualified Contracts or $50 for Qualified Contracts. You may make subsequent Purchase Payments at any time before the Contract's Annuity Date, as long as the Annuitant specified in the Contract is living............Page 14

ALLOCATION OF PURCHASE PAYMENTS

Your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your chosen Portfolios immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD. You must fill out and send us the appropriate form or comply with other designated Company procedures if you would like to change how subsequent Net Purchase Payments are allocated....Page
15

RIGHT TO CANCEL PERIOD

The Contract provides for a Right to Cancel Period of 10 days (20 days for replacement) plus a 5 day grace period to allow for mail delivery, during which you may cancel your investment in the Contract. To cancel your investment, please return your Contract to us or to the agent from whom you purchased the Contract. When we receive the Contract, we will return the Accumulated Value of your Purchase Payment(s) invested in the Portfolios plus any fees and/or Premium Taxes that may have been subtracted from such
amount..................................................................Page 15

EXCHANGES

You may make unlimited Exchanges among the Portfolios provided you maintain a minimum balance of $250, except in cases where Purchase Payments are made by monthly payroll deduction, in each Subaccount to which you have allocated a portion of your Accumulated Value. No fee is currently imposed for such Exchanges; however, we reserve the right to charge a $15 fee for Exchanges in excess of 12 per Contract Year. Exchanges must not reduce the value of any Subaccount below $250, except in cases where Purchase Payments are made by monthly payroll deduction, or that remaining amount will be transferred to your other Subaccounts on a pro rata basis. (See also "Charges and
Deductions," page 16.)..................................................Page 15

DEATH BENEFIT

If the Annuitant specified in your Contract dies prior to the Annuity Date, your named Annuitant's Beneficiary will receive the Death Benefit under the Contract. The Death Benefit is the greater of your Accumulated Value or the Adjusted Death Benefit on the date we receive due proof of the Annuitant's death. During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death
Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken. The Annuitant's Beneficiary may elect to receive these proceeds as a lump sum or as Annuity Payments. If the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid, generally to the Annuitant's Beneficiary, in accordance with the
Contract................................................................Page 20

ANNUITY PAYMENT OPTIONS

In addition to the full and partial withdrawal privileges, you may also choose to create an income stream by requesting an annuity income from us. As the Contract Owner, you may elect one of several Annuity Payment Options. By electing an Annuity Payment Option, you are asking us to systematically liquidate your Contract. We provide you with a variety of payment options. At your discretion, payments may be either fixed or variable or both. Fixed payouts are guaranteed for a designated period or for life (either single or joint). Variable payments will vary depending on the performance of the underlying Portfolio or Portfolios selected.............................Page 18

CONTRACT AND POLICYHOLDER INFORMATION

If you have questions about your Contract, please telephone our Administrative Offices at 1-800-797-9177 between the hours of 8:00 A.M. to 5:00 P.M. Eastern time. Please have the Contract number and the Contract Owner's name ready when you call. As Contract Owner you will receive periodic statements confirming any financial transactions that take place, as well as quarterly statements and an annual statement.

CHARGES AND DEDUCTIONS UNDER THE CONTRACT

The Contract has no sales charges and has an annual mortality and expense risk charge of .50%. Contract Owners may withdraw up to 100% of the Accumulated Value without incurring a surrender charge. The Contract also includes administrative charges and policy fees which pay for administering the Contract, and management, advisory and other fees, which reflect the costs of the Funds...............................................................Page 16

FULL AND PARTIAL WITHDRAWALS

You may withdraw all or part of the Surrender Value of the Contract before the earlier of the Annuity Date or the Annuitant's death. Withdrawals made prior to age 59 1/2 may be subject to a 10% penalty tax (and a portion thereof may be subject to ordinary income taxes)....................................Page 17

                                   FEE TABLE

The following table illustrates all expenses (except for Premium Taxes that may be assessed by your state) that you would incur as an owner of a Contract (see page 16). The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a purchaser of the Contract. The fee table reflects all expenses for both the Separate Account and the Funds. For a complete discussion of Contract costs and expenses, see "Charges and Deductions," page 16.

CONTRACTOWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases......................................... None
Contingent Deferred Sales Load (surrender charge)....................... None
Exchange Fees........................................................... None
ANNUAL CONTRACT FEE.....................................................  $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of assets in the
 Separate Account)
Mortality and Expense Risk Charge.......................................  .50%
Administrative Charge...................................................  .15%
                                                                         ----
Total Annual Separate Account Expenses..................................  .65%

                           PORTFOLIO ANNUAL EXPENSES

Except as may be indicated, the figures below are based on actual expenses for fiscal year 1997 (as a percentage of each Portfolio's average net assets after fee waiver and/or expense reimbursement, if applicable).

                                                                        TOTAL
                                                 MANAGEMENT           PORTFOLIO
                                                AND ADVISORY  OTHER    ANNUAL
                                                  EXPENSES   EXPENSES EXPENSES
                                                ------------ -------- ---------
Federated American Leaders Portfolio(1)........    0.66%      0.19%     0.85%
Federated Utility Portfolio(1).................    0.48%      0.37%     0.85%
Federated Prime Money Portfolio(1).............    0.30%      0.50%     0.80%
Federated U.S. Government Securities
 Portfolio(1)..................................    0.15%      0.65%     0.80%
Federated High Income Bond Portfolio(1)........    0.51%      0.29%     0.80%
Montgomery Growth Portfolio(2).................    0.00%      0.34%     0.34%
Montgomery Emerging Markets Portfolio(2).......    1.25%      0.50%     1.75%
Wanger U.S. Small Cap Advisor Portfolio(3).....    0.97%      0.09%     1.06%
Wanger International Small Cap Advisor
 Portfolio(3)..................................    1.28%      0.32%     1.60%

  (1) The expense figures shown reflect actual expenses for fiscal year 1997 including voluntary waivers of a portion of the management fees and/or assumption of expenses. The maximum Management and Advisory Expenses and Total Portfolio Annual Expenses absent the voluntary waivers would have been as follows: 0.75% and 0.94%, respectively, for the Federated American Leaders Portfolio; 0.75% and 1.12%, respectively, for the Federated Utility Portfolio; 0.50% and 1.00%, respectively, for the Federated Prime Money Portfolio; 0.60% and 1.26%, respectively, for the Federated U.S. Government Securities Portfolio; and 0.60 and 0.89%, respectively, for the Federated High Income Bond Portfolio.

  (2) The fee for Management and Advisory Expenses has been reduced to reflect the adviser's voluntary waiver of a portion of the management fee. The adviser can terminate this waiver at any time in its sole discretion. The maximum fee for Management and Advisory Expenses is 0.50%. Without this voluntary waiver, Total Portfolio Annual Expenses would have been 1.00%.

  (3) As required by the Securities and Exchange Commission rules, "Other Expenses" reflects gross custodian fees. Net of custodian fees paid indirectly, Other Expenses would have been 0.07% for U.S. Small Cap Advisor Portfolio and 0.31% for International Small Cap Advisor Portfolio; Total Portfolio Annual Expenses would have been 1.04% and 1.59%, respectively.

The following example illustrates the expenses that you would incur on a $1,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract's Annuity Payment Options.

                                                             3      5      10
                                                    1 YEAR YEARS  YEARS   YEARS
                                                    ------ ------ ------ -------
Federated American Leaders Portfolio............... $15.55 $48.27 $83.25 $181.73
Federated Utility Portfolio........................  15.55  48.27  83.25  181.73
Federated Prime Money Portfolio....................  15.05  46.72  80.62  176.21
Federated U.S. Government Securities Portfolio.....  15.05  46.72  80.62  176.21
Federated High Income Bond Portfolio...............  15.05  46.72  80.62  176.21
Montgomery Growth Portfolio........................  10.39  32.39  56.13  124.06
Montgomery Emerging Markets Portfolio..............  24.60  75.69 129.42  276.18
Wanger U.S. Small Cap Advisor Portfolio............  17.67  54.73  94.21  204.59
Wanger International Small Cap Advisor Portfolio...  23.10  71.17 121.87  261.06

The Annual Contract Fee is reflected in these examples as a percentage equal to the estimated total amount of fees collected during a calendar year divided by the estimated total average net assets of the Portfolios during the same calendar year. The fee is assumed to remain the same in each of the above periods. (With respect to partial year periods, if any, in the examples, the Annual Contract Fee is pro-rated to reflect only the applicable portion of the partial year period.) The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender or annuitization of the Contract, on a pro rata basis, from each Subaccount. The Company may also deduct Premium Taxes, if any, as incurred by the Company.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees in the Contract.

CONDENSED FINANCIAL INFORMATION
(FOR THE PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1997)

                         FEDERATED           FEDERATED FEDERATED   FEDERATED             MONTGOMERY
                         AMERICAN  FEDERATED   PRIME    US GOV'T  HIGH INCOME MONTGOMERY  EMERGING
                          LEADERS   UTILITY    MONEY   SECURITIES    BOND       GROWTH    MARKETS
                         --------- --------- --------- ---------- ----------- ---------- ----------
Accumulation unit value
 as of:
  Start Date:*              10.000    10.000   10.000      10.000     10.000     10.000     10.000
  12/31/97..............    12.304    12.476   10.404      10.751     11.156     12.389      8.827
Number of units
 outstanding as of:
  12/31/97.............. 6,260.806 6,250.427  291.043  22,834.496 45,383.287  3,048.704  6,209.783

*Date of commencement of operations for Federated American Leaders was 5/1/97; for Federated Utility was 5/1/97; for Federated Prime Money was 1/22/97; for Federated U.S. Government Securities was 3/7/97; for Federated High Income Bond was 5/1/97; for Montgomery Growth was 5/1/97; and for Montgomery Emerging Markets was 2/26/97.

                                                      WANGER         WANGER
                                                  U.S. SMALL CAP INT'L SMALL CAP
                                                  -------------- ---------------
Accumulation unit value as of:
  Start Date:*                                         10.000          10.000
  12/31/97.......................................      13.396           9.569
Number of units outstanding as of:
  12/31/97.......................................   4,702.844       2,280.053

*Date of commencement of operations for Wanger U.S. Small Cap was 5/1/97; and for Wanger International Small Cap was 5/1/97.

FINANCIAL STATEMENTS

The audited statutory-basis financial statements of the Company and of the Separate Account (as well as the Independent Auditors' Report thereon) are contained in the Statement of Additional Information.

PERFORMANCE MEASURES

Performance for the Subaccounts of the Separate Account, including the yield and effective yield of the Federated Prime Money Portfolio, the yield of the other Subaccounts, and the total return of all Subaccounts may appear in reports and promotional literature to current or prospective Contract Owners.

Please refer to the discussion below and to the Statement of Additional Information for a more detailed description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

When advertising performance of the Subaccounts, the Company will show the Standardized Average Annual Total Return for a Subaccount which, as prescribed by the rules of the Securities and Exchange Commission ("SEC"), is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Values) with respect to one or more periods. For one year, the actual Total Return and the actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see "Fee Table"), the actual Total Return and actual Average Annual Total Return also reflect these expenses. These percentages, however, do not reflect the Annual Contract Fee or Premium Taxes (if any) which, if included, would reduce the percentages reported.

NON-STANDARDIZED TOTAL RETURN YEAR-TO-DATE

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED ONE YEAR RETURN

The Company may show Non-Standardized One Year Return for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolios expenses, but do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED HYPOTHETICAL TOTAL RETURN AND NON-STANDARDIZED HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN

The Company may show Non-Standardized Hypothetical Total Return and Non-Standardized Hypothetical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios, and may assume the Contract was in existence prior to its inception date (which it was not). After the Contract's inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified premium patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses and Portfolio expenses. They do not include the Annual Contract Fee or Premium Taxes (if any) which, if included, would reduce the percentages reported.

The Non-Standardized Hypothetical Total Return for a Subaccount is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period.

The Non-Standardized Hypothetical Average Annual Total Return for a Subaccount is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

YIELD AND EFFECTIVE YIELD

The Company may also show yield and effective yield figures for the Subaccount investing in shares of the Federated Prime Money Portfolio. "Yield" refers to the income generated by an investment in the Federated Prime Money

Portfolio over a seven-day period, which is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Federated Prime Money Portfolio is assumed to be reinvested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures do not reflect the Annual Contract Fee or Premium Taxes (if any) which, if included, would reduce the yields reported.

From time to time a Portfolio of a Fund may advertise its yield and total return investment performance. For each Subaccount other than the Federated Prime Money Portfolio for which the Company advertises yield, the Company shall furnish a yield quotation referring to the Portfolio computed in the following manner: the net investment income per Accumulation Unit earned during a recent one month period is divided by the Accumulation Unit Value on the last day of the period.

Please refer to the Statement of Additional Information for a description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

The performance measures discussed above reflect results of the Portfolios and are not intended to indicate or predict future performance. For more detailed information, see the Statement of Additional Information.

Performance information for the Subaccounts may be contrasted with other comparable variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service which ranks mutual funds and other investment companies by overall performance, investment objectives and assets. Performance may also be tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

THE COMPANY AND THE SEPARATE ACCOUNT

FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY

The Company (formerly National Home Life Assurance Company of New York) is a stock life insurance company incorporated under the laws of New York on March 23, 1970, with administrative offices at 520 Columbia Drive, Johnson City, New York 13790. The Company is principally engaged in offering life insurance, annuity contracts, and accident and health insurance and is admitted to do business in 10 states and the District of Columbia. As of December 31, 1997, the Company had assets of approximately $396 million. The Company is a wholly owned subsidiary of AEGON USA, Inc., which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc. is indirectly owned by AEGON n.v. of the Netherlands. AEGON n.v., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT C

The Separate Account was established by the Company as a separate account under the laws of New York on November 4, 1994, pursuant to a resolution of the Company's Board of Directors. The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.

The assets of the Separate Account are owned by the Company and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account assets or any other separate account maintained by the Company.

The Separate Account has dedicated 9 Subaccounts to the Contract, each of which invests solely in a corresponding Portfolio of the Funds. Additional Subaccounts may be established at the discretion of the Company. The Separate Account also includes other subaccounts which are not available under the Contract.

THE FEDERATED INSURANCE SERIES (ADVISED BY FEDERATED ADVISERS)

The Federated Insurance Series is an open-end management investment company organized as a Massachusetts business trust and registered under the 1940 Act. The Fund consists of eight investment portfolios, five of which are available as part of the Advisor's Edge: the Federated American Leaders Portfolio, the Federated Utility Portfolio, the Federated Prime Money Portfolio, the Federated U.S. Government Securities Portfolio and the Federated High Income Bond Portfolio. Federated Advisers serves as this Fund's investment advisor.

THE MONTGOMERY FUNDS III (ADVISED BY MONTGOMERY ASSET MANAGEMENT, LLC)

The Montgomery Funds III, an open-end management investment company, was organized as a Delaware business trust in 1994 and is registered under the 1940 Act. The Fund consists of three professionally managed investment portfolios, two of which are available as part of the Advisor's Edge: the Montgomery Growth Portfolio and the Montgomery Emerging Markets Portfolio. Montgomery Asset Management, LLC ("MAM") was organized as a Delaware limited liability company in 1997 and is the investment adviser for the Fund. On July 31, 1997, Montgomery Asset Management, L.P., formed in 1990, completed the sale of substantially all of its assets to MAM.

WANGER ADVISORS TRUST (ADVISED BY WANGER ASSET MANAGEMENT, L.P.)

Wanger Advisors Trust, an open-end management investment company, was organized as a Massachusetts business trust in 1994 and is registered under the 1940 Act. The Fund consists of two series available as part of the Advisor's Edge: the Wanger U.S. Small Cap Advisor Portfolio and the Wanger International Small Cap Advisor Portfolio. Wanger Asset Management, L.P., a limited partnership managed by its general partner, Wanger Asset Management, Ltd., serves as this Fund's investment advisor.

THE PORTFOLIOS (SEE ACCOMPANYING PROSPECTUSES)

FOR MORE INFORMATION CONCERNING THE RISKS ASSOCIATED WITH EACH PORTFOLIO'S INVESTMENTS, PLEASE REFER TO THE APPLICABLE UNDERLYING FUND PROSPECTUS.

FEDERATED AMERICAN LEADERS FUND II ("FEDERATED AMERICAN LEADERS PORTFOLIO")

The primary investment objective of the Federated American Leaders Portfolio is to achieve long-term growth of capital. The Portfolio's secondary objective is to provide income. The Portfolio pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies. This Portfolio was formerly known as the Federated Equity Growth and Income Portfolio.

FEDERATED UTILITY FUND II ("FEDERATED UTILITY PORTFOLIO")

The investment objective of the Federated Utility Portfolio is to achieve high current income and moderate capital appreciation. The Portfolio endeavors to achieve its objective by investing primarily in a professional managed and diversified portfolio of equity and debt securities of utility companies.

FEDERATED PRIME MONEY FUND II ("FEDERATED PRIME MONEY PORTFOLIO")

The investment objective of the Federated Prime Money Portfolio is to provide current income consistent with stability of principal and liquidity. The Portfolio pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II ("FEDERATED U.S. GOVERNMENT SECURITIES PORTFOLIO")

The investment objective of the Federated U.S. Government Securities Portfolio is to provide current income. Under normal circumstances, the Portfolio pursues its investment objective by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities. This Portfolio was formerly known as the Federated U.S. Government Bond Portfolio.

FEDERATED HIGH INCOME BOND FUND II ("FEDERATED HIGH INCOME BOND PORTFOLIO")

The investment objective of the Federated High Income Bond Portfolio is to seek high current income. The Portfolio endeavors to achieve its investment objective by investing primarily in a diversified portfolio of professionally managed fixed income securities. The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations, which are commonly referred to as "junk-bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income. This Portfolio was formerly known as the Federated Corporate Bond Portfolio.

MONTGOMERY VARIABLE SERIES: GROWTH FUND ("MONTGOMERY GROWTH PORTFOLIO")

The investment objective of the Montgomery Growth Portfolio is capital appreciation, which, under normal conditions it seeks by investing at least 65% of its total assets in equity securities of domestic companies. The Portfolio emphasizes investments in common stocks but also invests in other types of equity securities. In addition to capital appreciation, the Portfolio emphasizes value.

MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND ("MONTGOMERY EMERGING MARKETS PORTFOLIO")

The investment objective of the Montgomery Emerging Markets Portfolio is capital appreciation, which, under normal conditions it seeks by investing at least 65% of its total assets in equity securities of companies in countries having emerging markets. For these purposes, the Portfolio defines an emerging market country as having an economy that is or would be considered by the World Bank or the United Nations to be emerging or developing. The Portfolio invests primarily in common stock but may also invest in other types of equity securities, and in certain types of debt securities issued by the governments of emerging market countries that are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments.

WANGER U.S. SMALL CAP ADVISOR ("WANGER U.S. SMALL CAP ADVISOR PORTFOLIO")

The investment objective of the Wanger U.S. Small Cap Advisor Portfolio is to seek long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in stocks of United States companies with a total common stock market capitalization of less than $1 billion. The Fund is not required to sell a security that grows to a larger market capitalization. The Portfolio may also invest in debt securities, including lower-rated debt securities, which may be regarded as having speculative characteristics and are commonly referred to as "junk bonds."

WANGER INTERNATIONAL SMALL CAP ADVISOR ("WANGER INTERNATIONAL SMALL CAP ADVISOR PORTFOLIO")

The investment objective of the Wanger International Small Cap Advisor Portfolio is to seek long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in the stocks of foreign companies with a total common stock market capitalization of less than $1 billion. The Fund is not required to sell a security that grows to a larger market capitalization. The Portfolio may also invest in debt securities, including lower-rated debt securities, which may be regarded as having speculative characteristics and are commonly referred to as "junk bonds."

OTHER PORTFOLIO INFORMATION

There is no assurance that a Portfolio will achieve its stated investment objective.

Additional information concerning the investment objectives and policies of the Portfolios and the investment advisory services, total expenses and charges can be found in the current prospectuses for the corresponding Funds. THE FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PURCHASE PAYMENTS TO A PORTFOLIO.

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company as well as other insurance companies or to a person or plan, including a pension or retirement plan receiving favorable tax treatment under the Code, that qualifies to purchase shares of the Funds under Section 817(h) of the Code. Although we believe it is unlikely, a material conflict could arise among the interests of the Separate Account and one or more of the other participating separate accounts and other qualified persons or plans. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Funds if required by law, to resolve the matter.

                               CONTRACT FEATURES

The rights and benefits under the Contract are as described below; however, the description of the Contract contained in this Prospectus is qualified in its entirety by the Contract itself, including any endorsements to it, a copy of which is available from the Company. The Company reserves the right to make any modification to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statute or any rule or regulation of the United States Treasury Department.

CONTRACT APPLICATION AND PURCHASE PAYMENTS

If an applicant wishes to purchase a Contract, the applicant should send his or her completed application and initial Purchase Payment to the address indicated on the application, or to such other location as the Company may from time to time designate. If the applicant wishes to make personal delivery by hand or courier to the Company of the completed application and initial Purchase Payment (rather than through the mail), he or she must do so at our Administrative Offices at 520 Columbia Drive, Johnson City, New York 13790. The initial Purchase Payment for a Non-Qualified Contract must be equal to at least the $5,000 minimum investment requirement. The initial Purchase Payment for a Qualified Contract must be equal to at least $2,000 (or you may establish a payment schedule of $50 a month by payroll deduction).

The Contract will be issued and the initial Purchase Payment less any Premium Taxes will be credited within two Business Days after acceptance of the application and the initial Purchase Payment. Acceptance is subject to the application being received in good order, and the Company reserves the right to reject any application or initial Purchase Payment.

If the initial Purchase Payment cannot be credited because the application is incomplete, we will contact the applicant, explain the reason for the delay and refund the initial Purchase Payment within five Business Days, unless the applicant instructs us to retain the initial Purchase Payment and credit it as soon as the necessary requirements are fulfilled.

You may make additional Purchase Payments at any time before the Annuity Date, as long as the Annuitant is living. Additional Purchase Payments must be for at least $500 for Non-Qualified Contracts, or $50 for Qualified Contracts. Additional Purchase Payments received prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) are credited to the Accumulated Value at the close of business that same day. Additional Purchase Payments received after the close of the New York Stock Exchange are processed the next Business Day.

Total Purchase Payments may not exceed $1,000,000 without our prior approval.

The Company reserves the right to refuse to issue this Contract in cases involving an exchange for another Contract. In cases where a Contract Owner or former Contract Owner requests the Company to reverse a surrender or withdrawal transaction, whether full or partial, the Company reserves the right to refuse such requests or to grant such requests on the condition that the Contract's Accumulated Value be adjusted to reflect appropriate investment results, administrative costs, or loss of interest during the relevant period.

PURCHASING BY WIRE

For wiring instructions please contact our Administrative Offices at 1-800-797-9177.

RIGHT TO CANCEL PERIOD

A Right to Cancel Period exists for 10 days after you receive the Contract (20 days for replacement) plus a 5 day grace period to allow for mail delivery. You may cancel the Contract during the Right to Cancel Period by returning the Contract to our Administrative Offices, 520 Columbia Drive, Johnson City, New York 13790 or to the agent from whom you purchased the Contract or mailing it to us at P.O. Box 1950, Binghamton, New York 13902. Upon cancellation, the Contract is treated as void from the Contract Date and when we receive the Contract, we will return the Accumulated Value of your Purchase Payment(s) invested in the Portfolios plus any fees and/or Premium Taxes that may have been subtracted from such amount.

ALLOCATION OF PURCHASE PAYMENTS

You specify in the Contract application how your Net Purchase Payments will be allocated. You may allocate each Net Purchase Payment to one or more of the Portfolios as long as such portions are whole number percentages provided no Portfolio may contain a balance of less than $250, except in cases where Purchase Payments are made by monthly payroll deduction. You may choose not to allocate any monies to a particular Portfolio. You may change allocation instructions for future Net Purchase Payments by sending us the appropriate Company form or by complying with other designated Company procedures.

Your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your Portfolios immediately upon our receipt thereof, in which case you will bear full investment risk for any amounts allocated to the Portfolios during the Right to Cancel Period.

EXCHANGES AMONG THE PORTFOLIOS

Should your investment goals change, you may exchange Accumulated Value among the Portfolios of the Funds. Requests for Exchanges, received by mail prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time), are processed at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

DOLLAR COST AVERAGING OPTION

If you have at least $5,000 of Accumulated Value in the Federated Prime Money Portfolio, you may choose to have a specified dollar amount transferred from this Portfolio to other Portfolios in the Separate Account on a monthly basis. The main objective of Dollar Cost Averaging is to shield your investment from short term price fluctuations. Since the same dollar amount is transferred to other Portfolios each month, more units are purchased in a Portfolio if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

This Dollar Cost Averaging Option may be elected on the application or at a later date. The minimum amount that may be transferred each month into any Portfolio is $250. The maximum amount which may be transferred is equal to the Accumulated Value in the Federated Prime Money Portfolio when elected, divided by 12.

The transfer date will be the same calendar day each month as the Contract Date. The dollar amount will be allocated to the Portfolios in the proportions you specify on the appropriate Company form, or, if none are specified, in accordance with your original investment allocation. If, on any transfer date, the Accumulated Value is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the option will end. You may change the transfer amount once each Contract Year, or cancel this option by sending the appropriate Company form to our Administrative Offices which must be received at least seven days before the next transfer date.

ACCUMULATED VALUE

At the commencement of the Contract, the Accumulated Value equals the initial Net Purchase Payment. Thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day increased by: (i) any additional Net Purchase Payments received by the Company and (ii) any increase in the Accumulated Value due to investment results of the selected Portfolio(s); and reduced by: (i) any decrease in the Accumulated Value due to investment results of the selected Portfolio(s), (ii) a daily charge to cover the mortality and expense risks assumed by the Company, (iii) any charge to cover the cost of administering the Contract,
(iv) any partial withdrawals, and, if exercised by the Company, (v) any charges for any Exchanges made after the first 12 in any Contract Year.

CHARGES AND DEDUCTIONS

There are no sales charges for the Contracts.

MORTALITY AND EXPENSE RISK CHARGE

We impose a charge as compensation for bearing certain mortality and expense risks under the Contracts. The annual charge is assessed daily based on the net asset value of the Separate Account. The annual mortality and expense risk charge is .50% of the net asset value of the Separate Account.

We guarantee that this annual charge will never increase. If this charge is insufficient to cover actual costs and assumed risks, the loss will fall on us. Conversely, if the charge proves more than sufficient, any excess will be added to the Company surplus and will be used for any lawful purpose, including any shortfall on the costs of distributing the Contracts.

The mortality risk borne by us under the Contracts, where one of the life Annuity Payment Options is selected, is to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Contract) regardless of how long all Annuitants may live. We also assume mortality risk as a result of our guarantee of a Death Benefit in the event the Annuitant dies prior to the Annuity Date.

The expense risk borne by us under the Contracts is the risk that the charges for administrative expenses which are guaranteed for the life of the Contract may be insufficient to cover the actual costs of issuing and administering the Contract.

ADMINISTRATIVE CHARGE AND ANNUAL CONTRACT FEE

An administrative charge equal to .15% annually of the net asset value of the Separate Account is assessed daily along with the Annual Contract Fee of $30. The Annual Contract Fee is deducted proportionately from the Subaccounts. For any Contract with amounts allocated to the Subaccounts, the $30 fee is assessed per Contract, not per Portfolio chosen. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount. These deductions represent reimbursement for the costs expected to be incurred over the life of the Contract for issuing and maintaining each Contract and the Separate Account.

EXCHANGE FEE

Each Contract Year you may make an unlimited number of Exchanges between Portfolios, provided that after an Exchange no Portfolio may contain a balance less than $250, except in cases where Purchase Payments are made by monthly payroll deduction. No fee is currently imposed for such Exchanges; however, we reserve the right to charge a $15 fee for Exchanges in excess of 12 per Contract Year.

TAXES

Under present laws, the Company will not incur New York state or local taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. (See "Federal Tax Considerations," page 21.) Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company's tax status. In the event that the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

PORTFOLIO EXPENSES

The value of the assets in the Separate Account reflect the fees and expenses paid by the Portfolios. A complete description of these expenses is found in the "Fee Table" section of this Prospectus and in each Fund's Prospectus and Statement of Additional Information.

EXCEPTIONS TO CHARGES AND TO TRANSACTION OR BALANCE REQUIREMENTS

The administrative charges or fees may be reduced for sales of Contracts to a trustee, employer or similar entity representing a group where the Company determines that such sales result in savings of administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company, its ultimate parent company, and certain of their affiliates are permitted to purchase Contracts with substantial reduction of administrative charges or fees or with a waiver or modification of certain minimum or maximum purchase and transaction amounts or balance requirements. Contracts so purchased are for investment purposes only and may not be resold except to the Company.

In no event will reduction or elimination of fees or charges or waiver or modification of transaction or balance requirements be permitted where such reduction, elimination, waiver or modification will be unfairly discriminatory to any person. Additional information about reductions in charges is contained in the Statement of Additional Information.

MINIMUM BALANCE REQUIREMENT

We will transfer the balance in any Portfolio that falls below $250, except in cases where Purchase Payments are made by monthly payroll deduction, due to a partial withdrawal or Exchange, to the remaining Portfolios held under that Contract on a pro rata basis. In the event that the entire value of the Contract falls below $1,000, and if no Purchase Payment has been received within three years, we reserve the right to liquidate the account. You would be notified that the Accumulated Value of your account is below the Contract's minimum requirement and be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the Contract Owner. The full proceeds would be taxable as a withdrawal. We will not exercise this right with respect to Qualified Contracts.

                       DISTRIBUTIONS UNDER THE CONTRACT

FULL AND PARTIAL WITHDRAWALS

At any time before the Annuity Date and while the Annuitant is living, you may make a partial or full withdrawal of the Contract to receive all or part of the Surrender Value by sending a written request to our Administrative Offices. Full or partial withdrawals may only be made before the Annuity Date and all partial withdrawal requests must be for at least $500. The amount available for full or partial withdrawal is the Surrender Value at the end of the Valuation Period during which the written request for withdrawal is received. The Surrender Value is an amount equal to the Accumulated Value, less any Premium Taxes incurred but not yet deducted. The withdrawal amount may be paid in a lump sum to you, or if elected, all or any part may be paid out under an Annuity Payment Option. (See "Annuity Payment Options," page 18.)

You can make a withdrawal by sending the appropriate Company form to our Administrative Offices. Your proceeds will normally be processed and mailed to you within two Business Days after the receipt of the request but in no event will it be later than seven calendar days, subject to postponement in certain circumstances. (See "Deferment of Payment," page 21.)

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until the check has cleared your bank. If, at the time the Contract Owner requests a full or partial withdrawal, he has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold 10% from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 21.)

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Separate Account, the total amount paid upon withdrawal of the Contract (taking into account any prior withdrawals) may be more or less than the total Net Purchase Payments made.

LUMP SUM PAYMENT OPTION

You may surrender the Contract at any time while the Annuitant is living and before the Annuity Date. The Surrender Value is equal to the Accumulated Value, less any Premium Taxes incurred but not yet deducted.

SYSTEMATIC WITHDRAWAL OPTION

You may choose to have a specified dollar amount provided to you on a regular basis from the portion of your Contract's Accumulated Value that is allocated to the Portfolios. By electing the Systematic Withdrawal Option, withdrawals may be made on a monthly, quarterly, semi-annual or annual basis. The minimum amount for each withdrawal is $100.

This option may be elected by completing the Systematic Withdrawal Request Form. This form must be received by us at least 30 days prior to the date systematic withdrawals will begin. Each withdrawal will be processed on the day and at the frequency indicated on the Systematic Withdrawal Request Form. The start date for the systematic withdrawals must be between the first and twenty-eighth day of the month. You may discontinue the Systematic Withdrawal Option at any time by notifying us in writing at least 30 days prior to your next scheduled withdrawal date.

Like any other partial withdrawal, each Systematic Withdrawal is subject to taxes on earnings. If the Contract Owner has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold 10% from the taxable portion of the Systematic Withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 21.) You may wish to consult a tax advisor regarding any tax consequences that might result prior to electing the Systematic Withdrawal Option.

We reserve the right to discontinue offering the Systematic Withdrawal Option upon 30 days' written notice. We also reserve the right to charge a fee for such service.

ANNUITY DATE

You may specify an Annuity Date in the application, which can be no later than the first day of the month after the Annuitant's 85th birthday, without the Company's prior approval. The Annuity Date is the date that Annuity Payments are scheduled to commence under the Contract unless the Contract has been surrendered or an amount has been paid as proceeds to the designated Annuitant's Beneficiary prior to that date.

You may advance or defer the Annuity Date. However, the Annuity Date may not be advanced to a date prior to 30 days after the date of receipt of a written request or, without the Company's prior approval, deferred to a date beyond the first day of the month after the Annuitant's 85th birthday. The Annuity Date may only be changed by written request during the Annuitant's lifetime and must be made at least 30 days before the then-scheduled Annuity Date. The Annuity Date and the Annuity Payment options available for Qualified Contracts may also be controlled by endorsements, the plan or applicable law.

ANNUITY PAYMENT OPTIONS

All Annuity Payment Options (except for the Designated Period Annuity Option) are offered as "Variable Annuity Options." This means that Annuity Payments, after the initial payment, will reflect the investment experience of the

Portfolio or Portfolios you have chosen. All Annuity Payment Options are also offered as "Fixed Annuity Options." This means that the amount of each payment will be set on the Annuity Date and will not change. The following Annuity Payment Options are available under the Contract:

Life Annuity--Monthly Annuity Payments are paid for the life of an Annuitant, ceasing with the last Annuity Payment due prior to the Annuitant's death.

Joint and Last Survivor Annuity--Monthly Annuity Payments are paid for the life of two Annuitants and thereafter for the life of the survivor, ceasing with the last Annuity Payment due prior to the survivor's death.

Life Annuity with Period Certain--Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain of not less than 120, 180, or 240 months, as elected.

Installment or Unit Refund Life Annuity--Available as either a Fixed (Installment Refund) or Variable (Unit Refund) Annuity Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain determined by dividing the Accumulated Value by the first Annuity Payment.

Designated Period Annuity--Only available as a Fixed Annuity Option. Monthly Annuity Payments are paid for a Period Certain as elected, which may be from 10 to 30 years.

Before the Annuity Date and while the Annuitant is living, you may change the Annuity Payment Option by written request. The request for change must be made at least 30 days prior to the Annuity Date and is subject to the approval of the Company. If an Annuity Payment Option is chosen that depends on the continuation of the life of the Annuitant, proof of birth date may be required before Annuity Payments begin. For Annuity Payment Options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment will generally be greater.

All or part of the Accumulated Value may be placed under one or more Annuity Payment Options. If Annuity Payments are to be paid under more than one option, the Company must be told what part of the Accumulated Value is to be paid under each option.

If at the time of any Annuity Payment you have not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portions of such Annuity Payment and remit that amount to the federal government.

In the event that an Annuity Payment Option is not selected, the Company will make monthly Annuity Payments that will go on for as long as the Annuitant lives (120 payments guaranteed) in accordance with the Life Annuity with Period Certain Option and the annuity benefit sections of the Contract. That portion of the Accumulated Value that has been held in a Portfolio prior to the Annuity Date will be applied under a Variable Annuity Option based on the performance of that Portfolio. Subject to approval by the Company, you may select any other Annuity Payment Option then being offered by the Company. All Fixed Annuity Payments and the initial Variable Annuity Payment are guaranteed to be not less than as provided by the Annuity Tables and the Annuity Payment Option elected by the Contract Owner. The minimum payment, however, is $100. If the Accumulated Value is less than $2,000, the Company has the right to pay that amount in a lump sum. From time to time, the Company may require proof that the Annuitant or Contract Owner is living. Annuity Payment Options are not available to: (1) an assignee; or (2) any other than a natural person, except with the consent of the Company.

We may, at the time of election of an Annuity Payment Option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables found in the Contract.

The value of Variable Annuity Payments will reflect the investment experience of the chosen Portfolio. Only one Variable Annuity Option may be chosen from among those made available by the Company for each Portfolio. The Annuity Tables, which are contained in the Contract and are used to calculate the value of the initial Variable Annuity Payment, are based on an assumed interest rate of 4%. If the actual net investment experience exactly equals the assumed interest rate, then the Variable Annuity Payments will remain the same (equal to the first Annuity Payment). However, if actual investment experience exceeds the assumed interest rate, the Variable Annuity Payments will increase; conversely, they will decrease if the actual experience is lower. The method of computation of Variable Annuity Payments is described in more detail in the Statement of Additional Information.

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

After the Annuity Date, you may change the Portfolio funding the Variable Annuity Payments on the appropriate Company form or by calling our Administrative Offices at 1-800-797-9177.

If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee's address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee's responsibility to keep the Company informed of the Payee's current address of record.

DEATH BENEFIT

Generally, federal tax law requires that if any Contract Owner is a natural person and dies before the Annuity Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the Primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

DEATH OF ANNUITANT BEFORE ANNUITY DATE

If the Annuitant dies prior to the Annuity Date, an amount will be paid as proceeds to the Annuitant's Beneficiary. The Death Benefit is calculated and is payable upon receipt of due Proof of Death of the Annuitant as well as proof that the Annuitant died prior to the Annuity Date. Upon receipt of this proof, the Death Benefit will be paid within seven days, or as soon thereafter as the Company has sufficient information about the Annuitant's Beneficiary to make the payment. The Annuitant's Beneficiary may receive the amount payable in a lump sum cash benefit or under one of the Annuity Payment Options.

The Death Benefit is the greater of:

  (1) The Accumulated Value on the date we receive due Proof of Death; or

  (2) The Adjusted Death Benefit.

During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

DEATH OF ANNUITANT ON OR AFTER ANNUITY DATE

The Death Benefit, if any, payable if the Annuitant dies on or after the Annuity Date depends on the Annuity Payment Option selected. Upon the Annuitant's death, the remaining portion of the value of the Contract will be distributed to the Annuitant's Beneficiary at least as rapidly as under the method of distribution being used on the date of the Annuitant's death.

DESIGNATION OF AN ANNUITANT'S BENEFICIARY

The Contract Owner may select one or more Annuitant's Beneficiaries and name them in the application. Thereafter, while the Annuitant is living, the Contract Owner may change the Annuitant's Beneficiary by sending us the appropriate Company form. Such change will take effect on the date such form is signed by the Contract Owner but will not affect any payment made or other action taken before the Company acknowledges such form. You may also make the designation of Annuitant's Beneficiary irrevocable by sending us the appropriate Company form and obtaining approval from the Company. Changes in the Annuitant's Beneficiary may then be made only with the consent of the designated irrevocable Annuitant's Beneficiary.

If the Annuitant dies prior to the Annuity Date, the following will apply unless the Contract Owner has made other provisions.

  (a) If there is more than one Annuitant's Beneficiary, each will share in the Death Benefits equally;

  (b) If one or two or more Annuitant's Beneficiaries have already died, that share of the Death Benefit will be paid equally to the survivor(s);

  (c) If no Annuitant's Beneficiary is living, the proceeds will be paid to the Contract Owner;

  (d) Unless otherwise provided, if an Annuitant's Beneficiary dies at the same time as the Annuitant, the proceeds will be paid as though the Annuitant's Beneficiary had died first. Unless otherwise provided, if an Annuitant's Beneficiary dies within 15 days after the Annuitant's death and before the Company receives due proof of the Annuitant's death, proceeds will be paid as though the Annuitant's Beneficiary had died first.

If an Annuitant's Beneficiary who is receiving Annuity Payments dies, any remaining payments certain will be paid to that Annuitant's Beneficiary's named beneficiary(ies) when due. If no Annuitant's Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is the Annuitant, this right will pass to his or her estate. If a Life Annuity with Period Certain option was elected, and if the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid to the Annuitant's Beneficiary or your designated Payee.

DEATH OF CONTRACT OWNER

DEATH OF CONTRACT OWNER BEFORE ANNUITY DATE. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies before the Annuity Date, the entire value of the Contract must be distributed within five years of the date of death. First exception: If the entire interest is to be distributed to the Owner's Designated Beneficiary, he or she may elect to have it paid as an annuity over his or her life or over a period certain not to exceed his or her life expectancy as long as the payments begin within one year of the date of death. Second exception: If the Owner's Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. ("Owner's Designated Beneficiary" means the natural person named by the Owner as a beneficiary and who becomes Owner of the Contract upon the Contract Owner's death.) If the Contract Owner and the Annuitant are the same person, then upon that person's death the Annuitant's Beneficiary is entitled to the Death Benefit. In this regard, see "Death of Annuitant Before Annuity Date," page 20.

DEATH OF CONTRACT OWNER ON OR AFTER ANNUITY DATE. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies on or after the Annuity Date, the remaining portions of the value of the Contract must be distributed at least as rapidly as under the method of distribution being used on the date of death.

NON-NATURAL PERSON AS CONTRACT OWNER. Where the Contract Owner is not a natural person, the death of the "primary Annuitant" is treated as the death of the Contract Owner for purposes of federal tax law. (The Code defines a primary Annuitant as the individual who is of primary importance in affecting the timing or the amount of payout under a Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the primary Annuitant is also treated as the death of the Contract Owner for purposes of federal tax law.

DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum Death Benefit due from the Separate Account will occur within seven days from the date the election becomes effective except that the Company may be permitted to defer such payment if:
(1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted; or (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Contract Owners.

                          FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The ultimate effect of federal income taxes on the amounts paid for the Contract, on the investment return on assets held under a Contract, on Annuity Payments, and on the economic benefits to the Contract Owner, Annuitant or Annuitant's Beneficiary, depends on the terms of the Contract, the Company's tax status and upon the tax status of the individuals concerned. The following discussion is general in nature and is not intended as tax advice. You should consult a tax advisor regarding the tax consequences of purchasing a Contract. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury regulations or the current interpretations by the Internal Revenue Service. We reserve the right to make uniform changes in the Contract to the extent necessary to continue to qualify the Contract as an annuity. For a discussion of federal income taxes as they relate to the Funds, please see the accompanying Prospectuses for the Funds.

TAXATION OF ANNUITIES IN GENERAL

GENERAL RULE OF TAX DEFERRAL

Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under it. However, under certain circumstances, the increase in value may be subject to current federal income tax. (See "Annuity Contracts Owned by Non-Natural Persons," page 23 and "Diversification Standards," page 24.)

TAXATION OF FULL OR PARTIAL WITHDRAWALS

Section 72 provides that the proceeds of a full or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract," as that term is defined in the Code. The "investment in the Contract" can generally be described as the cost of the Contract, and generally constitutes all Purchase Payments paid for the Contract less any amounts received under the Contract that are excluded from the individual's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

Upon receipt of a full or partial withdrawal or an Annuity Payment under the Contract, you will be taxed if the value of the Contract exceeds the investment in the Contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates. Partial withdrawals are generally taken out of earnings first and then investment in the Contract.

TAXATION OF ANNUITY PAYMENTS

For Fixed Annuity Payments, in general, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income tax rates. For Variable Annuity Payments, in general, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed at ordinary income tax rates. Once the excludible portion of Annuity Payments to date equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable.

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after tax contributions, the Contract Owner is entitled to exclude the portion of each withdrawal or annuity payment constituting a return of after tax contributions. Once all of your after tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

TAX WITHHOLDING

Withholding of federal income taxes on all distributions is required unless the recipient elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, taxes will be withheld on distributions to non-resident aliens at a flat 30% rate unless an exemption from withholding applies under an applicable tax treaty.

PENALTY TAXES

With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. However, the penalty tax will not apply to withdrawals (i) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, the death of the primary Annuitant, who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts; (ii) attributable to the taxpayer's becoming disabled within the meaning of Code
Section 72(m)(7); (iii) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from a qualified plan (note, however, other penalties may apply); (v) under a qualified funding asset (as defined in Code
Section 130(d)); (vi) under an immediate annuity contract as defined in
Section 72(u)(4); (vii) allocable to the investment in the Contract prior to August 14, 1982; or (viii) that are purchased by an employer on termination of certain types of qualified plans and that are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under Qualified Contracts.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (iii) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2. The tax penalty may also not apply to distributions from Qualified Contracts issued under Section 408(b) or 408A of the Code used to pay qualified higher education expenses or the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer.

ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where the Contract is held by a non-natural person (for example, a corporation), the Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is includible in taxable income each year. The rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the Contract is acquired by the estate of a decedent, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased by an employer on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity, as defined under Section 72(u)(4) of the Code.

MULTIPLE-CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer's gross income. Thus, any amount received under any Contract prior to the Contract's Annuity Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code
Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. The aggregation rules do not apply to immediate annuities as defined under Section 72(u)(4) of the Code. Accordingly, a Contract Owner should consult a tax advisor before purchasing more than one Contract or other annuity contracts.

TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The investment in the Contract of the transferee will be increased by any amount included in the Contract Owner's income. This provision, however, does not apply to those transfers between spouses or former spouses incident to a divorce which are governed by Code Section 1041(a).

ASSIGNMENTS OF ANNUITY CONTRACTS

A transfer of ownership of a Contract, a collateral assignment or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant or beneficiary that are not discussed herein. A Contract Owner contemplating such a transfer or assignment of a Contract should contact a tax advisor with respect to the potential tax effects of such a transaction.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

DIVERSIFICATION STANDARDS

To comply with certain diversification regulations (the "Regulations") under Code Section 817(h), after a start up period, each Subaccount of the Separate Account will be required to diversify its investments. The Regulations generally require that on the last day of each quarter of a calendar year, no more than 55% of the value of each Subaccount of the Separate Account is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolios in which each such Subaccount invests. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality will be treated as a separate issuer for purposes of those limitations.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or ruling are issued, the Contracts may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contracts, as necessary, to prevent the Contract Owner from being considered the owner of assets of the Separate Account.

We intend to comply with the Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

403(B) CONTRACTS

Contracts will be offered in connection with retirement plans adopted by public school systems and certain tax-exempt organizations (Code Section 501(c)(3) organizations) for their employees under Section 403(b) of the Code except, as discussed below and subject to any conditions in an employer's plan, a Contract used in connection with a Section 403(b) Plan offers the same benefits and is subject to the same charges described in this Prospectus.

Under 403(b) Contracts, the Contract Owner and the Annuitant must be the same person. The Code imposes a maximum limit on annual Purchase Payments which may be excluded from your gross income. Such limit must be calculated in accordance with Sections 403(b), 415 and 402(g) of the Code. In addition, Purchase Payments will be excluded from your gross income only if the 403(b) Plan meets certain Code non-discrimination requirements.

Under your 403(b) Contract, you may borrow against your Contract's Surrender Value after the first Contract Year. No additional loans will be extended until prior loan balances are paid in full. The loan amount must be at least $1,000 and your Contract must have a minimum vested Accumulated Value of $2,000. The loan amount may not exceed the lesser of (a) or (b), where (a) is 50% of the Contract's vested Accumulated Value on the date on which the loan is made, or $10,000, and (b) is $50,000 reduced by the excess, if any, of the highest outstanding balance of loans during the one-year period ending on the day before the current loan is made, over the outstanding balance of loans on the date of the current loan. If you are married, your spouse must consent in writing to a loan request. This consent must be given within the 90-day period before the loan is to be made.

The loan interest rate is variable, is determined monthly, and is based on the Moody's Corporate Bond Yield Averages-Monthly Average Corporates (the "Average"), which is published by Moody's Investors Service, Inc. We will notify you of the initial loan interest rate at the time the loan is made. The initial interest rate may be increased or reduced by us during the life of the loan based on changes of the Average. If a change in the Average would cause the initial loan interest rate (or a subsequent rate that has been previously increased or reduced by us) to be reduced by 0.50% per annum or more, we must reduce the loan interest rate. If a change in the Average would cause the initial loan interest rate (or a subsequent rate that has been previously increased or reduced by us) to be increased by 0.50% per annum, we may increase the loan interest rate at our discretion. In no event will the loan interest rate be greater than the maximum allowed by the insurance regulations of the State of New York. On the first Business Day of each calendar month, the Company will determine a loan interest rate. The loan interest rate for the calendar month in which the loan is effective will apply for one year from the loan effective date. Annually on the anniversary of the loan effective date, the rate will be adjusted to equal the loan interest rate determined for the month in which the loan anniversary occurs.

Principal and interest on loans must be repaid in substantially level payments, not less frequently than quarterly, over a five year term except for certain loans for the purchase of a principal residence. If the loan interest rate is adjusted, future payments will be adjusted so that the outstanding loan balance is amortized in equal quarterly installments over the remaining term. The remainder of each repayment will be credited to the individual account.

If a loan payment is not made when due, interest will continue to accrue. The defaulted payment plus accrued interest will be deducted from any future distributions under the Contract and paid to us. Any loan payment which is not made when due, plus interest, will be treated as a distribution, as permitted by law. The loan payment may be taxable to the borrower, and may be subject to the early withdrawal tax penalty.

When a loan is made, unless you instruct us to the contrary, the number of Accumulation Units equal to the loan amount will be withdrawn from the individual account and placed in the Collateral Fixed Account. Accumulation Units taken from the individual account to provide a loan do not participate in the investment experience of the related Portfolios. Unless instructed to the contrary by you, the loan amount will be withdrawn on a pro rata basis from the Portfolios to which Accumulated Value has been allocated. Until the loan is repaid in full, that portion of the Collateral Fixed Account shall be credited with interest at a rate of 2% less than the loan interest rate applicable to the loan. However, the interest rate credited to the Collateral Fixed Account will never be less than the guaranteed rate of 3%.

A bill in the amount of the quarterly principal and interest will be mailed directly to you in advance of the payment due date. The initial quarterly repayment will be due three months from the loan date. The loan date will be the date that the Company receives the loan request form in good order. Payment is due within 30 calendar days after the due date. Subsequent quarterly installments are based on the first due date.

When repayment of principal is made, Accumulation Units will be reallocated on a current value basis among the same investment Portfolios and in the same proportion as when the loan was initially made, unless you specify otherwise. If a repayment in excess of a billed amount is received, the excess will be applied towards the principal portion of the outstanding loan. Payments received which are less than the billed amount will not be accepted and will be returned to you.

If a partial surrender is taken from your individual account due to nonpayment of a billed quarterly installment, the date of the surrender will be the first Business Day following the 30 calendar day period in which the repayment was due.

Prepayment of the entire loan is allowed. At the time of prepayment, the Company will bill you for any accrued interest. The Company will consider the loan paid when the loan balance and accrued interest are paid.

If the individual account is surrendered or if the Contract Owner dies with an outstanding loan balance, the outstanding loan balance and accrued interest will be deducted from the Surrender Value or the Death Benefit, respectively. If an Annuity Payment Option is elected while there is an outstanding loan balance, the outstanding loan balance and accrued interest will be deducted from the Accumulated Value.

The Company may require that any outstanding loan be paid if the individual account value falls below an amount equal to 25% of total loans outstanding.

The Code requires the aggregation of all loans made to an individual employee under a single employer-sponsored 403(b) Plan. However, since the Company has no information concerning the outstanding loans that you may have with other companies, it will only use the information available under Contracts issued by the Company.

The Code imposes restrictions on full or partial surrenders from 403(b) individual accounts attributable to Purchase Payments under a salary reduction agreement and to any earnings on the entire 403(b) individual account credited on and after January 1, 1989. Surrenders of these amounts are allowed only if the Contract Owner (a) has died, (b) has become disabled, as defined in the Code, (c) has attained age 59 1/2, or (d) has separated from service. Surrenders are also allowed if the Contract Owner can show "hardship," as defined by the Internal Revenue Service, but the surrender is limited to the lesser of Purchase Payments made on or after January 1, 1989 or the amount necessary to relieve the hardship. Even if a surrender is permitted under these provisions, a 10% federal tax penalty may be assessed on the withdrawn amount if it does not otherwise meet the exceptions to the penalty tax provisions. (See "Taxation of Annuities in General," page 22.)

Under the Code, you may request a full or partial surrender of an amount equal to the individual account cash value as of December 31, 1988 (the "grandfathered" amount), subject to the terms of the 403(b) Plan. Although the Code surrender restrictions do not apply to this amount, a 10% federal penalty tax may be assessed on the withdrawn amount if it does not otherwise meet the exceptions to the penalty tax provisions (See "Taxation of Annuities in General," page 22.)

The Company believes that the Code surrender restrictions do not apply to tax-free transfers pursuant to Revenue Ruling 90-24. The Company further believes that the surrender restrictions will not apply to any "grandfathered" amount transferred pursuant to Revenue Ruling 90-24 into another 403(b) Contract.

                              GENERAL INFORMATION

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Funds, or of another registered, open-end management investment company, if the shares of the Portfolios are no longer available for investment, or, if in the Company's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to a Contract Owner's interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

New Portfolios may be established at the discretion of the Company. Any new Portfolio will be made available to existing Contract Owners on a basis to be determined by the Company. The Company may also eliminate one or more Portfolios if marketing, tax, investment or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

VOTING RIGHTS

The Funds do not hold regular meetings of shareholders. The Directors/Trustees of each Fund may call special meetings of shareholders as may be required by the 1940 Act or other applicable law. To the extent required by law, the Portfolio shares held in the Separate Account will be voted by the Company at shareholder meetings of each Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. Fund shares as to which no timely instructions are received or shares held by the Company as to which Contract Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

The number of votes that are available to a Contract Owner will be calculated separately for each Portfolio. That number will be determined by applying his or her percentage interest, if any, in a particular Portfolio to the total number of votes attributable to the Portfolio.

Prior to the Annuity Date, a Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Annuity Date, the person receiving Annuity Payments has the voting interest. The number of votes after the Annuity Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Annuity Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the corresponding Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by such Fund.

YEAR 2000 MATTERS

  In March 1997, the Company adopted and currently has in place a Year 2000 Assessment and Planning Project (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compatible.The Plan provides for a management process that ensures that when a particular system, or software application, is determined to be "non-compliant" the proper steps are in place to either remedy the "non-compliance" or cease using the particular system or software. The Plan also provides that the Chief Information Officer report to the Board of Directors as to the status of the efforts under the Plan on a regular and routine basis. The Company has engaged the services of a third-party provider that is specialized in year 2000 issues to work on the project.

  The Plan has four specific objectives: (1) to develop an inventory of all applications; (2) to evaluate all applications in the inventory to determine the most prudent manner to move them to Year 2000 compliance, if required; (3) to estimate budgets, resources and schedules for the migration of the "affected" applications to Year 2000 compliance; and (4) to define testing and deployment requirements to successfully manage validations and re-deployment of any changed code. It is anticipated that all compliance issues will be resolved by December 1998.

  As of the date of this Prospectus, the Company has identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

  The Year 2000 computer problem, and its resolution, is complex and multifaceted, and the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that the systems or equipment addresses Year 2000 data prior to the Year 2000). Even with appropriate and diligent pursuit of a well conceived response plan, including testing procedures, there is no certainty that any company will achieve complete success. Further, notwithstanding its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failures to act) of third parties beyond its knowledge or control.

AUDITORS

Ernst & Young LLP serves as independent auditors for the Separate Account and the Company and will audit their financial statements annually.

LEGAL MATTERS

Jorden Burt Boros Cicchetti Berenson & Johnson LLP of Washington, D.C. has provided legal advice relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of New York law pertaining to the validity of the Contract and the Company's right to issue such Contracts have been passed upon by Gregory E. Miller-Breetz, Esquire, on behalf of the Company.

           TABLE OF CONTENTS FOR THE ADVISOR'S EDGE VARIABLE ANNUITY

                    AND FOR THE DIMENSIONAL VARIABLE ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE
THE CONTRACT..............................................................    2
  Computation of Variable Annuity Income Payments.........................    2
  Exchanges...............................................................    3
  Exceptions to Charges and to Transaction or Balance Requirements........    3
GENERAL MATTERS...........................................................    3
  Non-Participating.......................................................    3
  Misstatement of Age or Sex..............................................    3
  Assignment..............................................................    4
  Annuity Data............................................................    4
  Annual Statement........................................................    4
  Incontestability........................................................    4
  Ownership...............................................................    4
PERFORMANCE INFORMATION...................................................    4
  Federated Prime Money Portfolio Subaccount Yields.......................    5
  30-Day Yield for Non-Money Market Subaccounts...........................    5
  Standardized Average Annual Total Return for Subaccounts................    6
ADDITIONAL PERFORMANCE MEASURES...........................................    6
  Non-Standardized Actual Total Return and Non-Standardized Actual Average
   Annual Total Return....................................................    6
  Non-Standardized Total Return Year-to-Date..............................    6
  Non-Standardized One Year Return........................................    7
  Non-Standardized Hypothetical Total Return and Non-Standardized
   Hypothetical Average Annual Total Return...............................    7
  Individual Computer Generated Illustrations.............................    7
PERFORMANCE COMPARISONS...................................................    7
SAFEKEEPING OF ACCOUNT ASSETS.............................................    9
THE COMPANY...............................................................   10
STATE REGULATION..........................................................   10
RECORDS AND REPORTS.......................................................   10
DISTRIBUTION OF THE CONTRACTS.............................................   10
LEGAL PROCEEDINGS.........................................................   11
OTHER INFORMATION.........................................................   11
FINANCIAL STATEMENTS......................................................   11
  Audited Financial Statements............................................   11

               FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                              SEPARATE ACCOUNT C
                                  PROSPECTUS

                                    FOR THE
                         DIMENSIONAL VARIABLE ANNUITY
                                  OFFERED BY
               FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                          (A NEW YORK STOCK COMPANY)
                            ADMINISTRATIVE OFFICES
                              520 COLUMBIA DRIVE
                         JOHNSON CITY, NEW YORK 13790

The Dimensional Variable Annuity contract (the "Contract"), offered through First Providian Life and Health Insurance Company (the "Company", "us", "we" or "our," and formerly, "National Home Life Assurance Company of New York"), provides a vehicle for investing on a tax-deferred basis in 7 investment company Portfolios. The Contract is a group variable annuity contract and is intended for retirement savings or other long-term investment purposes.

The minimum initial Purchase Payment for Non-Qualified Contracts is $5,000. The minimum initial Purchase Payment for Qualified Contracts is $2,000 (or $50 monthly by payroll deduction). The Contract is a flexible-premium deferred variable annuity that provides for a Right to Cancel Period of 10 days (20 days for replacement) plus a 5 day grace period to allow for mail delivery, during which you may cancel your investment in the Contract.

You may allocate your Net Purchase Payments for the Contract among 7 Subaccounts of First Providian Life and Health Insurance Company's Separate Account C. Assets of each Subaccount are invested in one of the following Portfolios (which are contained within two open-end, diversified investment companies):

      . DFA Small Value Portfolio     . DFA Short-term Fixed Portfolio
      . DFA Large Value Portfolio     . DFA Global Bond Portfolio
      . DFA International Value Portfolio
                                      . Federated Prime Money Fund II
      . DFA International Small Portfolio

Your initial Net Purchase Payment(s) will, when your Contract is issued, be invested immediately in your chosen Portfolios, unless you indicate otherwise.

The Contract's Accumulated Value varies with the investment performance of the Portfolios you select. You bear all investment risk associated with the Portfolios. Investment results for your Contract are not guaranteed.

The Contract offers a number of ways of withdrawing monies at a future date, including a lump sum payment and several Annuity Payment Options. Full or partial withdrawals of the Contract's Surrender Value may be made at any time, although in many instances withdrawals made prior to age 59 1/2 are subject to a 10% penalty tax (and a portion may be subject to ordinary income taxes). If you elect an Annuity Payment Option, Annuity Payments may be received on a fixed and/or variable basis. You also have significant flexibility in choosing the Annuity Date on which Annuity Payments begin.

This Prospectus sets forth the information you should know before investing in the Contract. It must be accompanied by a current Prospectus for each Fund. Please read the Prospectuses carefully and retain them for future reference. A Statement of Additional Information for the Contract Prospectus, which has the same date as this Prospectus, has also been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available free by calling our Administrative Offices at 1-800-797-9177. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           The Contract is available only in the State of New York.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD BE UNLAWFUL TO MAKE AN OFFERING LIKE THIS. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS ABOUT THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATIONS.

                  The date of this Prospectus is May 1, 1998.
                                                                   FM-1206 (NY)

                               TABLE OF CONTENTS
                                                                           Page

GLOSSARY....................................................................   2
HIGHLIGHTS..................................................................   5
FEE TABLE...................................................................   7
Condensed Financial Information.............................................   8
Financial Statements........................................................   9
Performance Measures........................................................   9
Additional Performance Measures.............................................   9
Yield and Effective Yield...................................................  10
The Company and the Separate Account........................................  11
DFA Investment Dimensions Group Inc.........................................  11
The Federated Insurance Series..............................................  11
The Portfolios..............................................................  11
CONTRACT FEATURES...........................................................  13
  Contract Application and Purchase Payments................................  13
  Purchasing by Wire........................................................  14
  Right to Cancel Period....................................................  14
  Allocation of Purchase Payments...........................................  14
  Exchanges Among the Portfolios............................................  14
  Dollar Cost Averaging Option..............................................  15
  Accumulated Value.........................................................  15
  Charges and Deductions....................................................  15
  Minimum Balance Requirement...............................................  16
DISTRIBUTIONS UNDER THE CONTRACT............................................  17
  Full and Partial Withdrawals..............................................  17
  Lump Sum Payment Option...................................................  17
  Systematic Withdrawal Option..............................................  17
  Annuity Date..............................................................  18
  Annuity Payment Options...................................................  18
  Death Benefit.............................................................  19
  Deferment of Payment......................................................  21
FEDERAL TAX CONSIDERATIONS..................................................  21
GENERAL INFORMATION.........................................................  26

                                   GLOSSARY

Accumulation Unit - A measure of your ownership interest in the Contract prior to the Annuity Date.

Accumulation Unit Value - The value of each Accumulation Unit which is calculated each Valuation Period.

Accumulated Value - The value of all amounts accumulated under the Contract prior to the Annuity Date.

Adjusted Death Benefit - The sum of all Net Purchase Payments made during the first six Contract Years, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

Annual Contract Fee - The $30 annual fee charged by the Company to cover the cost of administering each Contract. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount.

Annuitant - The person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid.

Annuitant's Beneficiary - The person(s) to whom any benefits are due upon the Annuitant's death prior to the Annuity Date.

Annuity Date - The date on which Annuity Payments begin. The Annuity Date is always the first day of the month you specify.

Annuity Payment - One of a series of payments made under an Annuity Payment Option.

Annuity Payment Option - One of several ways in which withdrawals from the Contract may be made. Under a Fixed Annuity Option (see "Annuity Payment Options," page 18), the dollar amount of each Annuity Payment does not change over time. Under a Variable Annuity Option (see "Annuity Payment Options," page 18), the dollar amount of each Annuity Payment may change over time, depending upon the investment experience of the Portfolio or Portfolios you choose. Annuity Payments are based on the Contract's Accumulated Value as of 10 Business Days prior to the Annuity Date.

Annuity Unit - Unit of measure used to calculate Variable Annuity Payments (see "Annuity Payment Options," page 18).

Annuity Unit Value - The value of each Annuity Unit which is calculated each Valuation Period.

Business Day - A day when the New York Stock Exchange is open for trading.

Code - The Internal Revenue Code of 1986, as amended.

Company ("we", "us", "our") - First Providian Life and Health Insurance Company, a New York stock company.

Contract - The group flexible premium variable annuity contract described in this Prospectus, participation in which will be evidenced by a certificate issued to the Contract Owner.

Contract Anniversary - Any anniversary of the Contract Date.

Contract Date - The date of issue of this Contract.

Contract Owner ("you", "your") - The person or persons designated as the Contract Owner in the Contract application. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, make permitted withdrawals and Exchanges among Subaccounts.

Contract Year - A period of 12 months starting with the Contract Date or any Contract Anniversary.

Death Benefit - The greater of the Contract's Accumulated Value on the date the Company receives due Proof of Death of the Annuitant or the Adjusted Death Benefit.

Exchange - One Exchange will be deemed to occur with each voluntary transfer from any Subaccount.

Funds - Each of (i) DFA Investment Dimensions Group Inc., and (ii) Federated Insurance Series (advised by Federated Advisers).

General Account - The account which contains all of our assets other than those held in our separate accounts.

Net Purchase Payment - Any Purchase Payment less the Premium Tax, if any.

Non-Qualified Contract - Any Contract other than those described under the Qualified Contract reference in this Glossary.

Owner's Designated Beneficiary - The person to whom ownership of this Contract passes upon the Contract Owner's death, unless the Contract Owner was also the Annuitant-in which case the Annuitant's Beneficiary is entitled to the

Death Benefit. (Note: this transfer of ownership to the Owner's Designated Beneficiary will generally not be subject to probate, but will be subject to estate and inheritance taxes. Consult with your tax and estate adviser to be sure which rules will apply to you.)

Payee - The Contract Owner, Annuitant, Annuitant's Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Portfolio - A separate investment portfolio of the Funds. The Funds currently offer 7 Portfolios in the Dimensional Variable Annuity: the VA Small Value Portfolio (the "DFA Small Value Portfolio"), the VA Large Value Portfolio (the "DFA Large Value Portfolio"), the VA International Value Portfolio (the "DFA International Value Portfolio"), the VA International Small Portfolio (the "DFA International Small Portfolio"), the VA Short-Term Fixed Portfolio (the "DFA Short-Term Fixed Portfolio") and the VA Global Bond Portfolio (the "DFA Global Bond Portfolio") of DFA Investment Dimensions Group Inc.; and the Federated Prime Money Fund II (the "Federated Prime Money Portfolio") of Federated Insurance Series (each, a "Portfolio" and collectively, the "Portfolios"). In this Prospectus, Portfolio will also be used to refer to the Subaccount that invests in the corresponding Portfolio.

Premium Tax - A regulatory tax that may be assessed by your state on the Purchase Payments you make to this Contract. The amount which we must pay as Premium Tax, if any, will be deducted from each Purchase Payment or from your Accumulated Value as it is incurred by us.

Proof of Death - (a) A certified death certificate; (b) a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof of death satisfactory to the Company.

Purchase Payment - Any premium payment. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for Qualified Contracts); each additional Purchase Payment must be at least $500 for Non-Qualified Contracts or $50 for Qualified Contracts. Purchase Payments may be made at any time prior to the Annuity Date as long as the Annuitant is living.

Qualified Contract - An annuity contract as defined under Sections 403(b), 408(b), and 408A of the Code.

Right to Cancel Period - The period during which the Contract can be canceled and treated as void from the Contract Date.

Separate Account - That portion of First Providian Life and Health Insurance Company's Separate Account C dedicated to the Contract. The Separate Account consists of assets that are segregated by First Providian Life and Health Insurance Company and, for Contract Owners, invested in the Portfolios. The Separate Account is independent of the general assets of the Company. The Separate Account Invests in the Portfolios.

Subaccount - That portion of the Separate Account that invests in shares of the Funds' Portfolios. Each Subaccount will only invest in a single Portfolio. The investment performance of each Subaccount is linked directly to the investment performance of one of the 7 Portfolios.

Surrender Value - The Accumulated Value less any Premium Taxes incurred but not yet deducted.

Valuation Period - The relative performance of your Contract is measured by the Accumulation Unit Value. This value is calculated each Valuation Period. A Valuation Period is defined as the period of time between the close of business on one Business Day and the close of business on the following Business Day.

                                  HIGHLIGHTS

YOU CAN FIND DEFINITIONS OF IMPORTANT TERMS IN THE GLOSSARY (PAGE 2).

DIMENSIONAL VARIABLE ANNUITY

The Contract provides a vehicle for investing on a tax-deferred basis in 7 investment company Portfolios. You may subsequently withdraw monies from the Contract either as a lump sum or as annuity income as permitted under the Contract. Accumulated Values and Annuity Payments depend on the investment experience of the selected Portfolios. The investment performance of the Portfolios is not guaranteed. Thus, you bear all investment risk for monies invested under the Contract.

WHO SHOULD INVEST

The Contract is designed for investors seeking long term, tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. The Contract is offered as both a Qualified Contract and a Non-Qualified Contract. Both Qualified and Non-Qualified Contracts offer tax-deferral on increases in the Contract's value prior to withdrawal or distribution; however Purchase Payments made by Contract Owners of Qualified Contracts may be excludible or deductible from gross income in the year such payments are made, subject to certain statutory restrictions and limitations. (See "Federal Tax Considerations," at page 21.)

INVESTMENT CHOICES

Your investment in the Contract may be allocated among 7 Subaccounts of the Separate Account. The Subaccounts in turn invest exclusively in the following
7 Portfolios offered by the Funds: the DFA Small Value Portfolio, the DFA
Large Value Portfolio, the DFA International Value Portfolio, the DFA International Small Portfolio, the DFA Short-Term Fixed Portfolio, the DFA Global Bond Portfolio and the Federated Prime Money Portfolio. The assets of each Portfolio are separate, and each Portfolio has distinct investment objectives and policies as described in the corresponding Fund Prospectus..Page 12

CONTRACT OWNER

The Contract Owner is the person designated as the owner of the Contract in the Contract application. The Contract Owner may designate any person as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, and make permitted withdrawals and Exchanges among the Subaccounts.

ANNUITANT

The Annuitant is a person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid.

ANNUITANT'S BENEFICIARY

The Contract Owner may designate any person to receive benefits under the Contract which are payable upon the death of the Annuitant prior to the Annuity Date.

HOW TO INVEST

To invest in the Contract, please consult your advisor, who will assist you in completing the Contract application. You will need to select an Annuitant. The Annuitant may not be older than age 75. The minimum initial Purchase Payment is $5,000 for Non-Qualified Contracts, and $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for Qualified Contracts); subsequent Purchase Payments must be at least $500 for Non-Qualified Contracts or $50 for
Qualified Contracts. You may make subsequent Purchase Payments at any time before the Contract's Annuity Date, as long as the Annuitant specified in the
Contract is living......................................................Page 13

ALLOCATION OF PURCHASE PAYMENTS

Your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your chosen Portfolios immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD. You must fill out and send us the appropriate form or comply with other designated Company procedures if you would like to change how subsequent Net Purchase Payments are allocated....Page
14

RIGHT TO CANCEL PERIOD

The Contract provides for a Right to Cancel Period of 10 days (20 days for replacement) plus a 5 day grace period to allow for mail delivery, during which you may cancel your investment in the Contract. To cancel your investment, please return your Contract to us or to the agent from whom you purchased the Contract. When we receive the Contract, we will return the Accumulated Value of your Purchase Payment(s) invested in the Portfolios plus any fees and/or Premium Taxes that may have been subtracted from such
amount..................................................................Page 14

EXCHANGES

You may make unlimited Exchanges among the Portfolios provided you maintain a minimum balance of $250, except in cases where Purchase Payments are made by monthly payroll deduction, in each Subaccount to which you have allocated a portion of your Accumulated Value. No fee is currently imposed for such Exchanges, however, we reserve the right to charge a $15 fee for Exchanges in excess of 12 per Contract Year. Exchanges must not reduce the value of any Subaccount below $250, except in cases where Purchase Payments are made by monthly payroll deduction, or that remaining amount will be transferred to your other Subaccounts on a pro rata basis. (See also "Charges and
Deductions," page 15.)..................................................Page 14

DEATH BENEFIT

If the Annuitant specified in your Contract dies prior to the Annuity Date, your named Annuitant's Beneficiary will receive the Death Benefit under the Contract. The Death Benefit is the greater of your Accumulated Value or the Adjusted Death Benefit on the date we receive due proof of the Annuitant's death. During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death
Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken. The Annuitant's Beneficiary may elect to receive these proceeds as a lump sum or as Annuity Payments. If the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid, generally to the Annuitant's Beneficiary, in accordance with the
Contract................................................................Page 19

ANNUITY PAYMENT OPTIONS

In addition to the full and partial withdrawal privileges, you may also choose to create an income stream by requesting an annuity income from us. As the Contract Owner, you may elect one of several Annuity Payment Options. By electing an Annuity Payment Option, you are asking us to systematically liquidate your Contract. We provide you with a variety of payment options. At your discretion, payments may be either fixed or variable or both. Fixed payouts are guaranteed for a designated period or for life (either single or joint). Variable payments will vary depending on the performance of the underlying Portfolio or Portfolios selected.............................Page 18

CONTRACT AND POLICYHOLDER INFORMATION

If you have questions about your Contract, please telephone our Administrative Offices at 1-800-797-9177 between the hours of 8:00 A.M. to 5:00 P.M. Eastern time. Please have the Contract number and the Contract Owner's name ready when you call. As Contract Owner you will receive periodic statements confirming any financial transactions that take place, as well as quarterly statements and an annual statement.

CHARGES AND DEDUCTIONS UNDER THE CONTRACT

The Contract has no sales charges and has an annual mortality and expense risk charge of .50%. Contract Owners may withdraw up to 100% of the Accumulated Value without incurring a surrender charge. The Contract also includes administrative charges and policy fees which pay for administering the Contract, and management, advisory and other fees, which reflect the costs of the Funds...............................................................Page 15

FULL AND PARTIAL WITHDRAWALS

You may withdraw all or part of the Surrender Value of the Contract before the earlier of the Annuity Date or the Annuitant's death. Withdrawals made prior to age 59 1/2 may be subject to a 10% penalty tax (and a portion thereof may be subject to ordinary income taxes)....................................Page 17

                                   FEE TABLE

The following table illustrates all expenses (except for Premium Taxes that may be assessed by your state) that you would incur as an owner of a Contract (see page 15). The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a purchaser of the Contract. The fee table reflects all expenses for both the Separate Account and the Funds. For a complete discussion of Contract costs and expenses, see "Charges and Deductions," page 15.

CONTRACTOWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases......................................... None
Contingent Deferred Sales Load (surrender charge)....................... None
Exchange Fees........................................................... None
ANNUAL CONTRACT FEE.....................................................  $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of assets in the
 Separate Account)
Mortality and Expense Risk Charge.......................................  .50%
Administrative Charge...................................................  .15%
                                                                         ----
Total Annual Separate Account Expenses..................................  .65%

                           PORTFOLIO ANNUAL EXPENSES

Except as may be indicated, the figures below are based on actual expenses for fiscal year 1997 (as a percentage of each Portfolio's average net assets after fee waiver and/or expense reimbursement, if applicable).

                                                                         TOTAL
                                                  MANAGEMENT           PORTFOLIO
                                                 AND ADVISORY  OTHER    ANNUAL
                                                   EXPENSES   EXPENSES EXPENSES
                                                 ------------ -------- ---------
DFA Small Value Portfolio.......................    0.50%      0.21%     0.71%
DFA Large Value Portfolio.......................    0.25%      0.23%     0.48%
DFA International Value Portfolio...............    0.40%      0.36%     0.76%
DFA International Small Portfolio...............    0.50%      0.49%     0.99%
DFA Short-Term Fixed Portfolio..................    0.25%      0.18%     0.43%
DFA Global Bond Portfolio.......................    0.25%      0.40%     0.65%
Federated Prime Money Portfolio*................    0.30%      0.50%     0.80%

  *The fee for Management and Advisory Expenses has been reduced to reflect the adviser's voluntary waiver of a portion of the management fee. The adviser can terminate this waiver at any time in its sole discretion. The maximum fee for Management and Advisory Expenses is 0.50%. Without this voluntary waiver, Total Portfolio Annual Expenses would have been 1.00%.

The following example illustrates the expenses that you would incur on a $1,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract's Annuity Payment Options.

                                                           3
                                                  1 YEAR YEARS  5 YEARS 10 YEARS
                                                  ------ ------ ------- --------
DFA Small Value Portfolio........................ $14.14 $43.93 $ 75.87 $166.21
DFA Large Value Portfolio........................  11.81  36.77   63.65  140.20
DFA International Value Portfolio................  14.64  45.48   78.51  171.78
DFA International Small Portfolio................  16.97  52.58   90.57  197.03
DFA Short-Term Fixed Portfolio...................  11.30  35.21   60.97  134.46
DFA Global Bond Portfolio........................  13.53  42.07   72.70  159.48
Federated Prime Money Portfolio..................  15.05  46.72   80.62  176.21

The Annual Contract Fee is reflected in these examples as a percentage equal to the estimated total amount of fees collected during a calendar year divided by the estimated total average net assets of the Portfolios during the same calendar year. The fee is assumed to remain the same in each of the above periods. (With respect to partial year periods, if any, in the examples, the Annual Contract Fee is pro-rated to reflect only the applicable portion of the partial year period.) The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender or annuitization of the Contract, on a pro rata basis, from each Subaccount. The Company may also deduct Premium Taxes, if any, as incurred by the Company.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees in the Contract.

CONDENSED FINANCIAL INFORMATION

(FOR THE PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1997)

                                                                 DFA SHORT  DFA   FEDERATED
                         DFA SMALL DFA LARGE DFA INT'L DFA INT'L   TERM    GLOBAL   PRIME
                           VALUE     VALUE     VALUE     SMALL     FIXED    BOND    MONEY
                         --------- --------- --------- --------- --------- ------ ---------
Accumulation unit value
 as of:
  Start Date:**.........    10.000    10.000    10.000    10.000    10.000 10.000  10.000
  12/31/97..............    12.645    12.242     9.995     7.661    10.426 10.640  10.403
Number of units
 outstanding as of:
  12/31/97.............. 1,573.785 2,756.600 3,320.401 3,273.454 1,916.472      0       0

 **Date of commencement of operations for DFA Small Value was 1/23/97; for DFA
  Large Value was 1/23/97; for DFA International Value was 1/23/97; for DFA International Small was 1/23/97; for DFA Short Term Fixed was 2/21/97; for DFA Global Bond was 1/23/97; for Federated Prime Money was 1/22/97.

FINANCIAL STATEMENTS

The audited statutory-basis financial statements of the Company and of the Separate Account (as well as the Independent Auditors' Report thereon) are contained in the Statement of Additional Information.

PERFORMANCE MEASURES

Performance for the Subaccounts of the Separate Account, including the yield and effective yield of the Federated Prime Money Portfolio, the yield of the other Subaccounts, and the total return of all Subaccounts may appear in reports and promotional literature to current or prospective Contract Owners.

Certain total return and performance information for operations of the DFA Small Value Portfolio, DFA Large Value Portfolio, DFA International Value Portfolio, DFA International Small Portfolio, DFA Short-Term Fixed Portfolio, and DFA Global Bond Portfolio (collectively, the "DFA Subaccounts") for the period from the inception of the DFA Subaccounts to March 30, 1997 reflect operations of the DFA Subaccounts in the Advisor's Edge Variable Annuity.

Until October 1995, the DFA Large Value Portfolio (formerly DFA Global Value Portfolio) invested its assets in both U.S. and international securities. Depending on the period presented, total return and performance information presented for the DFA Large Value Portfolio may reflect the performance of the Portfolio when it invested in the stocks of both U.S. and international companies. Total return and performance information for the DFA Large Value Portfolio which include the period prior to October 1995 should not be considered indicative of the Portfolio's future performance. (See also "VA Large Value Portfolio," page 12.)

Please refer to the discussion below and to the Statement of Additional Information for a more detailed description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

When advertising performance of the Subaccounts, the Company will show the Standardized Average Annual Total Return for a Subaccount which, as prescribed by the rules of the Securities and Exchange Commission ("SEC"), is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Values) with respect to one or more periods. For one year, the actual Total Return and the actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see "Fee Table"), the actual Total Return and actual Average Annual Total Return also reflect these expenses. These percentages, however, do not reflect the Annual Contract Fee or Premium Taxes (if any) which, if included, would reduce the percentages reported.

NON-STANDARDIZED TOTAL RETURN YEAR-TO-DATE

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED ONE YEAR RETURN

The Company may show Non-Standardized One Year Return for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolios expenses, but do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED HYPOTHETICAL TOTAL RETURN AND NON-STANDARDIZED HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN

The Company may show Non-Standardized Hypothetical Total Return and Non-Standardized Hypothetical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios, and may assume the Contract was in existence prior to its inception date (which it was not). After the Contract's inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified premium patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses and Portfolio expenses. They do not include the Annual Contract Fee or Premium Taxes (if any) which, if included, would reduce the percentages reported.

The Non-Standardized Hypothetical Total Return for a Subaccount is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period.

The Non-Standardized Hypothetical Average Annual Total Return for a Subaccount is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

YIELD AND EFFECTIVE YIELD

The Company may also show yield and effective yield figures for the Subaccount investing in shares of the Federated Prime Money Portfolio. "Yield" refers to the income generated by an investment in the Federated Prime Money Portfolio over a seven-day period, which is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Federated Prime Money Portfolio is assumed to be reinvested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures do not reflect the Annual Contract Fee or Premium Taxes (if any) which, if included, would reduce the yields reported.

From time to time a Portfolio of a Fund may advertise its yield and total return investment performance. For each Subaccount other than the Federated Prime Money Portfolio for which the Company advertises yield, the Company shall furnish a yield quotation referring to the Portfolio computed in the following manner: the net investment income per Accumulation Unit earned during a recent one month period is divided by the Accumulation Unit Value on the last day of the period.

Please refer to the Statement of Additional Information for a description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

The performance measures discussed above reflect results of the Portfolios and are not intended to indicate or predict future performance. For more detailed information, see the Statement of Additional Information.

Performance information for the Subaccounts may be contrasted with other comparable variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service which ranks mutual funds and other investment companies by overall performance, investment objectives and assets. Performance may also be tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

THE COMPANY AND THE SEPARATE ACCOUNT

FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY

The Company (formerly National Home Life Assurance Company of New York) is a stock life insurance company incorporated under the laws of the State of New York on March 23, 1970, with administrative offices at 520 Columbia Drive, Johnson City, New York 13790. The Company is principally engaged in offering life insurance, annuity contracts, and accident and health insurance and is admitted to do business in 10 states and the District of Columbia. As of December 31, 1997, the Company had assets of approximately $396 million. The Company is a wholly owned subsidiary of AEGON USA, Inc., which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc. is indirectly owned by AEGON n.v. of the Netherlands. AEGON n.v., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT C

The Separate Account was established by the Company as a separate account under the laws of New York on November 4, 1994, pursuant to a resolution of the Company's Board of Directors. The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.

The assets of the Separate Account are owned by the Company and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account assets or any other separate account maintained by the Company.

The Separate Account has dedicated 7 Subaccounts to the Contract, each of which invests solely in a corresponding Portfolio of the Funds. Additional Subaccounts may be established at the discretion of the Company. The Separate Account also includes other subaccounts which are not available under the Contract.

DFA INVESTMENT DIMENSIONS GROUP INC. (ADVISED BY DIMENSIONAL FUND ADVISORS
INC.)

DFA Investment Dimensions Group Inc. is an open-end management investment company organized under Maryland law in 1981, and is registered under the 1940 Act. The Fund issues 28 series of shares, including the DFA Small Value Portfolio, the DFA Large Value Portfolio (formerly, the DFA Global Value Portfolio), the DFA International Value Portfolio, the DFA International Small Portfolio, the DFA Short-Term Fixed Portfolio and the DFA Global Bond Portfolio, which are the only portfolios available as part of the Dimensional Variable Annuity. Dimensional Fund Advisors Inc. serves as this Fund's investment advisor.

THE FEDERATED INSURANCE SERIES (ADVISED BY FEDERATED ADVISERS)

The Federated Insurance Series is an open-end management investment company organized as a Massachusetts business trust and registered under the 1940 Act. The Fund consists of eight investment portfolios, one of which is available as part of the Dimensional Variable Annuity: the Federated Prime Money Portfolio. Federated Advisers serves as this Fund's investment advisor.

THE PORTFOLIOS (SEE ACCOMPANYING PROSPECTUSES)

FOR MORE INFORMATION CONCERNING THE RISKS ASSOCIATED WITH EACH PORTFOLIO'S INVESTMENTS, PLEASE REFER TO THE APPLICABLE UNDERLYING FUND PROSPECTUS.

The median market capitalization referred to in the description of the VA Small Value and VA Large Value Portfolios set forth below is determined based on size ranges on the appropriate securities markets. Size ranges are created by ranking companies listed on the appropriate securities market by market capitalization. Once the ranking is done, companies are divided into ten groups (deciles) with each group containing an equal number of companies. The first decile contains the 10% largest companies and the tenth decile contains the 10% smallest companies. The median is determined by averaging the market capitalization of the last company in the fifth decile and the market capitalization of the first company in the sixth decile.

VA SMALL VALUE PORTFOLIO ("DFA SMALL VALUE PORTFOLIO")

The investment objective of the DFA Small Value Portfolio is to achieve long-term capital appreciation. This Portfolio seeks to achieve its investment objective by investing in common stocks of U.S. companies (a) that are value stocks, primarily because they have a high book value in relation to their market value (a "book to market ratio"), and (b) whose market capitalizations are smaller than that of the company having the median market capitalization of companies whose shares are listed on the NYSE. Book to market distributions are created by ranking the NYSE by book to market ratios, forming 10 groups (deciles) with each group containing an equal number of companies. A company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE.

VA LARGE VALUE PORTFOLIO ("DFA LARGE VALUE PORTFOLIO")

The investment objective of the DFA Large Value Portfolio is to achieve long-term capital appreciation. This Portfolio seeks to achieve its investment objective by investing in common stocks of U.S. companies (a) that are value stocks, primarily because they have a high book to market ratio and (b) whose market capitalizations equal or exceed that of the company having the median market capitalization of companies whose shares are listed on the NYSE. Pursuant to a special meeting of this Portfolio's shareholders held on September 15, 1995, the DFA Large Value Portfolio's investment policy was changed to permit the Portfolio to achieve its investment objective by investing substantially all of its assets in the stock of U.S. companies and the sale of the Portfolio's non-U.S. securities to another series of shares of DFA Investment Dimensions Group Inc.

VA INTERNATIONAL VALUE PORTFOLIO ("DFA INTERNATIONAL VALUE PORTFOLIO")

The investment objective of the DFA International Portfolio is to achieve long-term capital appreciation. This Portfolio seeks to achieve its investment objective by investing in value stocks of large non-U.S. companies. Securities are considered value stocks primarily because a company's shares at the time of purchase have a book to market ratio that equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios.

VA INTERNATIONAL SMALL PORTFOLIO ("DFA INTERNATIONAL SMALL PORTFOLIO")

The investment objective of the DFA International Small Portfolio is to achieve long-term capital appreciation. This Portfolio provides investors with access to securities portfolios consisting of small Japanese, United Kingdom, Continental and Pacific Rim companies. The Portfolio seeks to achieve its investment objective by investing its assets in a broad and diverse group of marketable stocks of (1) Japanese small companies which are traded in the Japanese securities markets; (2) United Kingdom small companies which are traded principally on the International Stock Exchange of the United Kingdom and the Republic of Ireland ("ISE"); (3) small companies organized under the laws of certain European countries; and (4) small companies located in Australia, New Zealand and Asian countries whose shares are traded principally on the securities markets located in those countries. A "Japanese small company" means a company located in Japan whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies whose securities are listed on the First Section of the Tokyo Stock Exchange. A "United Kingdom small company" means a company organized in the United Kingdom, with shares listed on the ISE whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies included in the Financial Times-Actuaries All Share Index. With respect to small companies organized under the laws of certain European countries, company size will be determined by the investment advisor in a manner that will compare the market capitalizations for companies in all countries of this segment in which the Portfolio invests (i.e., on a European basis). The size of companies located in Australia, New Zealand and Asian countries will be determined by the investment advisor in a manner that will compare the market capitalizations of the companies in all countries of this segment in which the Portfolio invest (i.e., on a Pacific Rim basis).

VA SHORT-TERM FIXED PORTFOLIO ("DFA SHORT-TERM FIXED PORTFOLIO")

The investment objective of the DFA Short-Term Fixed Portfolio is to achieve a stable real value (i.e., a return in excess of the rate of inflation) of invested capital with a minimum of risk. This Portfolio seeks to achieve its investment objective by investing in U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers issued in the U.S., bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, this Portfolio will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available.

VA GLOBAL BOND PORTFOLIO ("DFA GLOBAL BOND PORTFOLIO")

The DFA Global Bond Portfolio seeks to provide a market rate of return for a global fixed income portfolio with low relative volatility of returns. This Portfolio will invest primarily in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers rated AA or better and supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community, and European Coal and Steel Community and corporate debt obligations.

FEDERATED PRIME MONEY FUND II ("FEDERATED PRIME MONEY PORTFOLIO")

The investment objective of the Federated Prime Money Portfolio is to provide current income consistent with stability of principal and liquidity. The Portfolio pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

OTHER PORTFOLIO INFORMATION

There is no assurance that a Portfolio will achieve its stated investment objective.

Additional information concerning the investment objectives and policies of the Portfolios and the investment advisory services, total expenses and charges can be found in the current prospectuses for the corresponding Funds. THE FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PURCHASE PAYMENTS TO A PORTFOLIO.

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company as well as other insurance companies or to a person or plan, including a pension or retirement plan receiving favorable tax treatment under the Code, that qualifies to purchase shares of the Funds under Section 817(h) of the Code. Although we believe it is unlikely, a material conflict could arise among the interests of the Separate Account and one or more of the other participating separate accounts and other qualified persons or plans. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Funds if required by law, to resolve the matter.

                               CONTRACT FEATURES

The rights and benefits under the Contract are described below; however, the description of the Contract contained in this Prospectus is qualified in its entirety by the Contract itself, including any endorsements to it, a copy of which is available from the Company. The Company reserves the right to make any modification to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statute or any rule or regulation of the United States Treasury Department.

CONTRACT APPLICATION AND PURCHASE PAYMENTS

If an applicant wishes to purchase a Contract, the applicant should send his or her completed application and initial Purchase Payment to the address indicated on the application, or to such other location as the Company may from time to time designate. If the applicant wishes to make personal delivery by hand or courier to the Company of the completed application and initial Purchase Payment (rather than through the mail), he or she must do so at our Administrative Offices at 520 Columbia Drive, Johnson City, New York 13790. The initial Purchase Payment for a Non-Qualified Contract must be equal to at least the $5,000 minimum investment requirement. The initial Purchase Payment for a Qualified Contract must be equal to at least $2,000 (or you may establish a payment schedule of $50 a month by payroll deduction).

The Contract will be issued and the initial Purchase Payment less any Premium Taxes will be credited within two Business Days after acceptance of the application and the initial Purchase Payment. Acceptance is subject to the application being received in good order, and the Company reserves the right to reject any application or initial Purchase Payment.

Acceptance is subject to the application being received in good order, and the Company reserves the right to reject any application or initial Purchase Payment.

If the initial Purchase Payment cannot be credited because the application is incomplete, we will contact the applicant, explain the reason for the delay and refund the initial Purchase Payment within five Business Days, unless the applicant instructs us to retain the initial Purchase Payment and credit it as soon as the necessary requirements are fulfilled.

You may make additional Purchase Payments at any time before the Annuity Date, as long as the Annuitant is living. Additional Purchase Payments must be for at least $500 for Non-Qualified Contracts, or $50 for Qualified Contracts. Additional Purchase Payments received prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) are credited to the Accumulated Value at the close of business that same day. Additional Purchase Payments received after the close of the New York Stock Exchange are processed the next Business Day.

Total Purchase Payments may not exceed $1,000,000 without our prior approval.

The Company reserves the right to refuse to issue this Contract in cases involving an exchange for another Contract. In cases where a Contract Owner or former Contract Owner requests the Company to reverse a surrender or withdrawal transaction, whether full or partial, the Company reserves the right to refuse such requests or to grant such requests on the condition that the Contract's Accumulated Value be adjusted to reflect appropriate investment results, administrative costs, or loss of interest during the relevant period.

PURCHASING BY WIRE

For wiring instructions please contact our Administrative Offices at 1-800-797-9177.

RIGHT TO CANCEL PERIOD

A Right to Cancel Period exists for 10 days after you receive the Contract (20 days for replacement) plus a 5 day grace period to allow for mail delivery. You may cancel the Contract during the Right to Cancel Period by returning the Contract to our Administrative Offices, 520 Columbia Drive, Johnson City, New York 13790 or to the agent from whom you purchased the Contract or mailing it to us at P.O. Box 1950, Binghamton, New York 13902. Upon cancellation, the Contract is treated as void from the Contract Date and when we receive the Contract, we will return the Accumulated Value of your Purchase Payment(s) invested in the Portfolios plus any fees and/or Premium Taxes that may have been subtracted from such amount.

ALLOCATION OF PURCHASE PAYMENTS

You specify in the Contract application how your Net Purchase Payments will be allocated. You may allocate each Net Purchase Payment to one or more of the Portfolios as long as such portions are whole number percentages provided no Portfolio may contain a balance of less than $250, except in cases where Purchase Payments are made by monthly payroll deduction. You may choose not to allocate any monies to a particular Portfolio. You may change allocation instructions for future Net Purchase Payments by sending us the appropriate Company form or by complying with other designated Company procedures.

Your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your Portfolios immediately upon our receipt thereof, in which case you will bear full investment risk for any amounts allocated to the Portfolios during the Right to Cancel Period.

EXCHANGES AMONG THE PORTFOLIOS

Should your investment goals change, you may exchange Accumulated Value among the Portfolios of the Funds. Requests for Exchanges, received by mail prior to the close of the New York Stock Exchange (generally 4:00 P.M.

Eastern time), are processed at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

DOLLAR COST AVERAGING OPTION

If you have at least $5,000 of Accumulated Value in the Federated Prime Money Portfolio, you may choose to have a specified dollar amount transferred from this Portfolio to other Portfolios in the Separate Account on a monthly basis. The main objective of Dollar Cost Averaging is to shield your investment from short term price fluctuations. Since the same dollar amount is transferred to other Portfolios each month, more units are purchased in a Portfolio if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

This Dollar Cost Averaging Option may be elected on the application or at a later date. The minimum amount that may be transferred each month into any Portfolio is $250. The maximum amount which may be transferred is equal to the Accumulated Value in the Federated Prime Money Portfolio when elected, divided by 12.

The transfer date will be the same calendar day each month as the Contract Date. The dollar amount will be allocated to the Portfolios in the proportions you specify on the appropriate Company form, or, if none are specified, in accordance with your original investment allocation. If, on any transfer date, the Accumulated Value is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the option will end. You may change the transfer amount once each Contract Year, or cancel this option by sending the appropriate Company form to our Administrative Offices which must be received at least seven days before the next transfer date.

ACCUMULATED VALUE

At the commencement of the Contract, the Accumulated Value equals the initial Net Purchase Payment. Thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day increased by: (i) any additional Net Purchase Payments received by the Company and (ii) any increase in the Accumulated Value due to investment results of the selected Portfolio(s); and reduced by: (i) any decrease in the Accumulated Value due to investment results of the selected Portfolio(s), (ii) a daily charge to cover the mortality and expense risks assumed by the Company, (iii) any charge to cover the cost of administering the Contract, (iv) any partial withdrawals, and, if exercised by the Company, (vi) any charges for any Exchanges made after the first 12 in any Contract Year.

CHARGES AND DEDUCTIONS

There are no sales charges for the Contracts.

MORTALITY AND EXPENSE RISK CHARGE

We impose a charge as compensation for bearing certain mortality and expense risks under the Contracts. The annual charge is assessed daily based on the net asset value of the Separate Account. The annual mortality and expense risk charge is .50% of the net asset value of the Separate Account.

We guarantee that this annual charge will never increase. If this charge is insufficient to cover actual costs and assumed risks, the loss will fall on us. Conversely, if the charge proves more than sufficient, any excess will be added to the Company surplus and will be used for any lawful purpose, including any shortfall on the costs of distributing the Contracts.

The mortality risk borne by us under the Contracts, where one of the life Annuity Payment Options is selected, is to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Contract) regardless of how long all Annuitants may live. We also assume mortality risk as a result of our guarantee of a Death Benefit in the event the Annuitant dies prior to the Annuity Date.

The expense risk borne by us under the Contracts is the risk that the charges for administrative expenses which are guaranteed for the life of the Contract may be insufficient to cover the actual costs of issuing and administering the Contract.

ADMINISTRATIVE CHARGE AND ANNUAL CONTRACT FEE

An administrative charge equal to .15% annually of the net asset value of the Separate Account is assessed daily along with the Annual Contract Fee of $30. The Annual Contract Fee is deducted proportionately from the Subaccounts. For any Contract with amounts allocated to the Subaccounts, the $30 fee is assessed per Contract, not per Portfolio chosen. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount. These deductions represent reimbursement for the costs expected to be incurred over the life of the Contract for issuing and maintaining each Contract and the Separate Account.

EXCHANGE FEE

Each Contract Year you may make an unlimited number of Exchanges between Portfolios, provided that after an Exchange no Portfolio may contain a balance less than $250, except in cases where Purchase Payments are made by monthly payroll deduction. No fee is currently imposed for such Exchanges; however, we reserve the right to charge a $15 fee for Exchanges in excess of 12 per Contract Year.

TAXES

Under present laws, the Company will not incur New York state or local taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. (See "Federal Tax Considerations," page 21.) Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company's tax status. In the event that the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

PORTFOLIO EXPENSES

The value of the assets in the Separate Account reflects the fees and expenses paid by the Portfolios. A complete description of these expenses is found in the "Fee Table" section of this Prospectus and in each Fund's Prospectus and Statement of Additional Information.

EXCEPTIONS TO CHARGES AND TO TRANSACTION OR BALANCE REQUIREMENTS

The administrative charges or fees may be reduced for sales of Contracts to a trustee, employer or similar entity representing a group where the Company determines that such sales result in savings of administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company, its ultimate parent company, and certain of their affiliates are permitted to purchase Contracts with substantial reduction of administrative charges or fees or with a waiver or modification of certain minimum or maximum purchase and transaction amounts or balance requirements. Contracts so purchased are for investment purposes only and may not be resold except to the Company.

In no event will reduction or elimination of fees or charges or waiver or modification of transaction or balance requirements be permitted where such reduction, elimination, waiver or modification will be unfairly discriminatory to any person. Additional information about reductions in charges is contained in the Statement of Additional Information.

MINIMUM BALANCE REQUIREMENT

We will transfer the balance in any Portfolio that falls below $250, except in cases where Purchase Payments are made by monthly payroll deduction, due to a partial withdrawal or Exchange, to the remaining Portfolios held under that

Contract on a pro rata basis. In the event that the entire value of the Contract falls below $1,000, and if no Purchase Payment has been received within three years, we reserve the right to liquidate the account. You would be notified that the Accumulated Value of your account is below the Contract's minimum requirement and be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the Contract Owner. The full proceeds would be taxable as a withdrawal. We will not exercise this right with respect to Qualified Contracts.

                       DISTRIBUTIONS UNDER THE CONTRACT

FULL AND PARTIAL WITHDRAWALS

At any time before the Annuity Date and while the Annuitant is living, you may make a partial or full withdrawal of the Contract to receive all or part of the Surrender Value by sending a written request to our Administrative Offices. Full or partial withdrawals may only be made before the Annuity Date and all partial withdrawal requests must be for at least $500. The amount available for full or partial withdrawal is the Surrender Value at the end of the Valuation Period during which the written request for withdrawal is received. The Surrender Value is an amount equal to the Accumulated Value, less any Premium Taxes incurred but not yet deducted. The withdrawal amount may be paid in a lump sum to you, or if elected, all or any part may be paid out under an Annuity Payment Option. (See "Annuity Payment Options," page 18.)

You can make a withdrawal by sending the appropriate Company form to our Administrative Offices. Your proceeds will normally be processed and mailed to you within two Business Days after the receipt of the request but in no event will it be later than seven calendar days, subject to postponement in certain circumstances. (See "Deferment of Payment," page 21.)

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until the check has cleared your bank. If, at the time the Contract Owner requests a full or partial withdrawal, he has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 21.)

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Separate Account, the total amount paid upon withdrawal of the Contract (taking into account any prior withdrawals) may be more or less than the total Net Purchase Payments made.

LUMP SUM PAYMENT OPTION

You may surrender the Contract at any time while the Annuitant is living and before the Annuity Date. The Surrender Value is equal to the Accumulated Value, less any Premium Taxes incurred but not yet deducted.

SYSTEMATIC WITHDRAWAL OPTION

You may choose to have a specified dollar amount provided to you on a regular basis from the portion of your Contract's Accumulated Value that is allocated to the Portfolios. By electing the Systematic Withdrawal Option, withdrawals may be made on a monthly, quarterly, semi-annual or annual basis. The minimum amount for each withdrawal is $100.

This option may be elected by completing the Systematic Withdrawal Request Form. This form must be received by us at least 30 days prior to the date systematic withdrawals will begin. Each withdrawal will be processed on the day and at the frequency indicated on the Systematic Withdrawal Request Form. The start date for the systematic withdrawals must be between the first and twenty-eighth day of the month. You may discontinue the Systematic Withdrawal Option at any time by notifying us in writing at least 30 days prior to your next scheduled withdrawal date.

Like any other partial withdrawal, each Systematic Withdrawal is subject to taxes on earnings. If the Contract Owner has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold 10% from the taxable portion of the Systematic Withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 21.) You may wish to consult a tax advisor regarding any tax consequences that might result prior to electing the Systematic Withdrawal Option.

We reserve the right to discontinue offering the Systematic Withdrawal Option upon 30 days' written notice. We also reserve the right to charge a fee for such service.

ANNUITY DATE

You may specify an Annuity Date in the application, which can be no later than the first day of the month after the Annuitant's 85th birthday, without the Company's prior approval. The Annuity Date is the date that Annuity Payments are scheduled to commence under the Contract unless the Contract has been surrendered or an amount has been paid as proceeds to the designated Annuitant's Beneficiary prior to that date.

You may advance or defer the Annuity Date. However, the Annuity Date may not be advanced to a date prior to 30 days after the date of receipt of a written request or, without the Company's prior approval, deferred to a date beyond the first day of the month after the Annuitant's 85th birthday. The Annuity Date may only be changed by written request during the Annuitant's lifetime and must be made at least 30 days before the then-scheduled Annuity Date. The Annuity Date and Annuity Payment options available for Qualified Contracts may also be controlled by endorsements, the plan or applicable law.

ANNUITY PAYMENT OPTIONS

All Annuity Payment Options (except for the Designated Period Annuity Option) are offered as "Variable Annuity Options." This means that Annuity Payments, after the initial payment, will reflect the investment experience of the Portfolio or Portfolios you have chosen. All Annuity Payment Options are also offered as "Fixed Annuity Options." This means that the amount of each payment will be set on the Annuity Date and will not change. The following Annuity Payment Options are available under the Contract:

Life Annuity--Monthly Annuity Payments are paid for the life of an Annuitant, ceasing with the last Annuity Payment due prior to the Annuitant's death.

Joint and Last Survivor Annuity--Monthly Annuity Payments are paid for the life of two Annuitants and thereafter for the life of the survivor, ceasing with the last Annuity Payment due prior to the survivor's death.

Life Annuity with Period Certain--Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain of not less than 120, 180, or 240 months, as elected.

Installment or Unit Refund Life Annuity--Available as either a Fixed (Installment Refund) or Variable (Unit Refund) Annuity Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain determined by dividing the Accumulated Value by the first Annuity Payment.

Designated Period Annuity--Only available as a Fixed Annuity Option. Monthly Annuity Payments are paid for a Period Certain as elected, which may be from 10 to 30 years.

Before the Annuity Date and while the Annuitant is living, you may change the Annuity Payment Option by written request. The request for change must be made at least 30 days prior to the Annuity Date and is subject to the approval of the Company. If an Annuity Payment Option is chosen that depends on the continuation of the life of the Annuitant, proof of birth date may be required before Annuity Payments begin. For Annuity Payment Options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment will generally be greater.

All or part of the Accumulated Value may be placed under one or more Annuity Payment Options. If Annuity Payments are to be paid under more than one option, the Company must be told what part of the Accumulated Value is to be paid under each option.

If at the time of any Annuity Payment you have not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portions of such Annuity Payment and remit that amount to the federal government.

In the event that an Annuity Payment Option is not selected, the Company will make monthly Annuity Payments that will go on for as long as the Annuitant lives (120 payments guaranteed) in accordance with the Life Annuity with Period Certain Option and the annuity benefit sections of the Contract. That portion of the Accumulated Value that has been held in a Portfolio prior to the Annuity Date will be applied under a Variable Annuity Option based on the performance of that Portfolio. Subject to approval by the Company, you may select any other Annuity Payment Option then being offered by the Company. All Fixed Annuity Payments and the initial Variable Annuity Payment are guaranteed to be not less than as provided by the Annuity Tables and the Annuity Payment Option elected by the Contract Owner. The minimum payment, however, is $100. If the Accumulated Value is less than $2,000, the Company has the right to pay that amount in a lump sum. From time to time, the Company may require proof that the Annuitant or Contract Owner is living. Annuity Payment Options are not available to: (1) an assignee; or (2) any other than a natural person, except with the consent of the Company.

We may, at the time of election of an Annuity Payment Option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables found in the Contract.

The value of Variable Annuity Payments will reflect the investment experience of the chosen Portfolio. Only one Variable Annuity Option may be chosen from among those made available by the Company for each Portfolio. The Annuity Tables, which are contained in the Contract and are used to calculate the value of the initial Variable Annuity Payment, are based on an assumed interest rate of 4%. If the actual net investment experience exactly equals the assumed interest rate, then the Variable Annuity Payments will remain the same (equal to the first Annuity Payment). However, if actual investment experience exceeds the assumed interest rate, the Variable Annuity Payments will increase; conversely, they will decrease if the actual experience is lower. The method of computation of Variable Annuity Payments is described in more detail in the Statement of Additional Information.

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

After the Annuity Date, you may change the Portfolio funding the Variable Annuity Payments on the appropriate Company form or by calling our Administrative Offices at 1-800-797-9177.

If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee's address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee's responsibility to keep the Company informed of the Payee's current address of record.

DEATH BENEFIT

Generally, federal tax law requires that if any Contract Owner is a natural person and dies before the Annuity Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the Primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

DEATH OF ANNUITANT BEFORE ANNUITY DATE

If the Annuitant dies prior to the Annuity Date, an amount will be paid as proceeds to the Annuitant's Beneficiary. The Death Benefit is calculated and is payable upon receipt of due Proof of Death of the Annuitant as well as proof that the Annuitant died prior to the Annuity Date. Upon receipt of this proof, the Death Benefit will be paid within seven days, or as soon thereafter as the Company has sufficient information about the Annuitant's Beneficiary to make the payment. The Annuitant's Beneficiary may receive the amount payable in a lump sum cash benefit or under one of the Annuity Payment Options.

The Death Benefit is the greater of:

  (1) The Accumulated Value on the date we receive due Proof of Death; or

  (2) The Adjusted Death Benefit.

During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

DEATH OF ANNUITANT ON OR AFTER ANNUITY DATE

The Death Benefit, if any, payable if the Annuitant dies on or after the Annuity Date depends on the Annuity Payment Option selected. Upon the Annuitant's death, the remaining portion of the value of the Contract will be distributed to the Annuitant's Beneficiary at least as rapidly as under the method of distribution being used on the date of the Annuitant's death.

DESIGNATION OF AN ANNUITANT'S BENEFICIARY

The Contract Owner may select one or more Annuitant's Beneficiaries and name them in the application. Thereafter, while the Annuitant is living, the Contract Owner may change the Annuitant's Beneficiary by sending us the appropriate Company form. Such change will take effect on the date such form is signed by the Contract Owner but will not affect any payment made or other action taken before the Company acknowledges such form. You may also make the designation of Annuitant's Beneficiary irrevocable by sending us the appropriate Company form and obtaining approval from the Company. Changes in the Annuitant's Beneficiary may then be made only with the consent of the designated irrevocable Annuitant's Beneficiary.

If the Annuitant dies prior to the Annuity Date, the following will apply unless the Contract Owner has made other provisions.

  (a) If there is more than one Annuitant's Beneficiary, each will share in the Death Benefits equally;

  (b) If one or two or more Annuitant's Beneficiaries have already died, that share of the Death Benefit will be paid equally to the survivor(s);

  (c) If no Annuitant's Beneficiary is living, the proceeds will be paid to the Contract Owner;

  (d) Unless otherwise provided, if an Annuitant's Beneficiary dies at the same time as the Annuitant, the proceeds will be paid as though the Annuitant's Beneficiary had died first. Unless otherwise provided, if an Annuitant's Beneficiary dies within 15 days after the Annuitant's death and before the Company receives due proof of the Annuitant's death, proceeds will be paid as though the Annuitant's Beneficiary had died first.

If an Annuitant's Beneficiary who is receiving Annuity Payments dies, any remaining payments certain will be paid to that Annuitant's Beneficiary's named beneficiary(ies) when due. If no Annuitant's Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is the Annuitant, this right will pass to his or her estate. If a Life Annuity with Period Certain option was elected, and if the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid to the Annuitant's Beneficiary or your designated Payee.

DEATH OF CONTRACT OWNER

DEATH OF CONTRACT OWNER BEFORE ANNUITY DATE. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies before the Annuity Date, the entire value of the Contract must be distributed within five years of the date of death. First exception: If the entire interest is to be distributed to the Owner's Designated Beneficiary, he or she may elect to have it paid as an annuity over his or her life or over a period certain not to exceed his or her life expectancy as long as the payments begin within one year of the date of death. Second exception: If the Owner's Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. ("Owner's Designated Beneficiary" means the natural person named by the Owner as a beneficiary and who becomes Owner of the Contract upon the Contract Owner's death.) If the Contract Owner and the Annuitant are the same person, then upon that person's death the Annuitant's Beneficiary is entitled to the Death Benefit. In this regard, see "Death of Annuitant Before Annuity Date," page 19.

DEATH OF CONTRACT OWNER ON OR AFTER ANNUITY DATE. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies on or after the Annuity Date, the remaining portions of the value of the Contract must be distributed at least as rapidly as under the method of distribution being used on the date of death.

NON-NATURAL PERSON AS CONTRACT OWNER. Where the Contract Owner is not a natural person, the death of the "primary Annuitant" is treated as the death of the Contract Owner for purposes of federal tax law. (The Code defines a primary Annuitant as the individual who is of primary importance in affecting the timing or the amount of payout under a Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the primary Annuitant is also treated as the death of the Contract Owner for purposes of federal tax law.

DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum Death Benefit due from the Separate Account will occur within seven days from the date the election becomes effective except that the Company may be permitted to defer such payment if:
(1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted; or (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Contract Owners.

                          FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The ultimate effect of federal income taxes on the amounts paid for the Contract, on the investment return on assets held under a Contract, on Annuity Payments, and on the economic benefits to the Contract Owner, Annuitant or Annuitant's Beneficiary, depends on the terms of the Contract, the Company's tax status and upon the tax status of the individuals concerned. The following discussion is general in nature and is not intended as tax advice. You should consult a tax advisor regarding the tax consequences of purchasing a Contract. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury regulations or the current interpretations by the Internal Revenue Service. We reserve the right to make uniform changes in the Contract to the extent necessary to continue to qualify the Contract as an annuity. For a discussion of federal income taxes as they relate to the Funds, please see the accompanying Prospectuses for the Funds.

TAXATION OF ANNUITIES IN GENERAL

GENERAL RULE OF TAX DEFERRAL

Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under it. However, under certain circumstances, the increase in value may be subject to current federal income tax. (See "Annuity Contracts Owned by Non-Natural Persons," and
"Diversification Standards," page 23.)

TAXATION OF FULL OR PARTIAL WITHDRAWALS

Section 72 provides that the proceeds of a full or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract," as that term is defined in the Code. The "investment in the Contract" can generally be described as the cost of the Contract, and generally constitutes all Purchase Payments paid for the Contract less any amounts received under the Contract that are excluded from the individual's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

Upon receipt of a full or partial withdrawal or an Annuity Payment under the Contract, you will be taxed if the value of the Contract exceeds the investment in the Contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates. Partial withdrawals are generally taken out of earnings first and then investment in the Contract.

TAXATION OF ANNUITY PAYMENTS


For Fixed Annuity Payments, in general, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income tax rates. For Variable Annuity Payments, in general, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed at ordinary income tax rates. Once the excludible portion of Annuity Payments to date equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable.

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after tax contributions, the Contract Owner is entitled to exclude the portion of each withdrawal or annuity payment constituting a return of after tax contributions. Once all of your after tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

TAX WITHHOLDING


Withholding of federal income taxes on all distributions is required unless the recipient elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, taxes will be withheld on distributions to non-resident aliens at a 30% flat rate unless an exemption from withholding applies under an applicable tax treaty.

PENALTY TAXES

With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. However, the penalty tax will not apply to withdrawals (i) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, the death of the primary Annuitant, who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts; (ii) attributable to the taxpayer's becoming disabled within the meaning of Code
Section 72(m)(7); (iii) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from a qualified plan (note, however, other penalties may apply); (v) under a qualified funding asset (as defined in Code
Section 130(d)); (vi) under an immediate annuity contract as defined in
Section 72(u)(4); (vii) allocable to the investment in the Contract prior to August 14, 1982; or (viii) that are purchased by an employer on termination of certain types of qualified plans and that are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under Qualified Contracts.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (iii) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

The tax penalty may also not apply to distributions from Qualified Contracts issued under Section 408(b) or 408A of the Code used to pay qualified higher education expenses or the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer.

ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where the Contract is held by a non-natural person (for example, a corporation), the Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is includible in taxable income each year. The rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the Contract is acquired by the estate of a decedent, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased by an employer on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity, as defined under Section 72(u)(4) of the Code.

MULTIPLE-CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer's gross income. Thus, any amount received under any Contract prior to the Contract's Annuity Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code
Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. The aggregation rules do not apply to immediate annuities as defined under Section 72(u)(4) of the Code. Accordingly, a Contract Owner should consult a tax advisor before purchasing more than one Contract or other annuity contracts.

TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The investment in the Contract of the transferee will be increased by any amount included in the Contract Owner's income. This provision, however, does not apply to those transfers between spouses or former spouses incident to a divorce which are governed by Code Section 1041(a).

ASSIGNMENTS OF ANNUITY CONTRACTS

A transfer of ownership of a Contract, a collateral assignment or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant or beneficiary that are not discussed herein. A Contract Owner contemplating such a transfer or assignment of a Contract should contact a tax advisor with respect to the potential tax effects of such a transaction.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

DIVERSIFICATION STANDARDS

To comply with certain diversification regulations (the "Regulations") under Code Section 817(h), after a start up period, each Subaccount of the Separate Account will be required to diversify its investments. The Regulations generally require that on the last day of each quarter of a calendar year, no more than 55% of the value of each Subaccount of the Separate Account is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolios in which each such Subaccount invests. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality will be treated as a separate issuer for purposes of those limitations.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or ruling are issued, the Contracts may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contracts, as necessary, to prevent the Contract Owner from being considered the owner of assets of the Separate Account.

We intend to comply with the Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

403(B) CONTRACTS

Contracts will be offered in connection with retirement plans adopted by public school systems and certain tax-exempt organizations (Code Section 501(c)(3) organizations) for their employees under Section 403(b) of the Code except, as discussed below and subject to any conditions in an employer's plan, a Contract used in connection with a Section 403(b) Plan offers the same benefits and is subject to the same charges described in this Prospectus.

Under 403(b) Contracts, the Contract Owner and the Annuitant must be the same person. The Code imposes a maximum limit on annual Purchase Payments which may be excluded from your gross income. Such limit must be calculated in accordance with Sections 403(b), 415 and 402(g) of the Code. In addition, Purchase Payments will be excluded from your gross income only if the 403(b) Plan meets certain Code non-discrimination requirements.

Under your 403(b) Contract, you may borrow against your Contract's Surrender Value after the first Contract Year. No additional loans will be extended until prior loan balances are paid in full. The loan amount must be at least $1,000 and your Contract must have a minimum vested Accumulated Value of $2,000. The loan amount may not exceed the lesser of (a) or (b), where (a) is 50% of the Contract's vested Accumulated Value on the date on which the loan is made, or $10,000, and (b) is $50,000 reduced by the excess, if any, of the highest outstanding balance of loans during the one-year period ending on the day before the current loan is made, over the outstanding balance of loans on the date of the current loan. If you are married, your spouse must consent in writing to a loan request. This consent must be given within the 90-day period before the loan is to be made.

The loan interest rate is variable, is determined monthly, and is based on the Moody's Corporate Bond Yield Averages-Monthly Average Corporates (the "Average"), which is published by Moody's Investors Service, Inc. We will notify you of the initial loan interest rate at the time the loan is made. The initial interest rate may be increased or reduced by us during the life of the loan based on changes of the Average. If a change in the Average would cause the initial loan interest rate (or a subsequent rate that has been previously increased or reduced by us) to be reduced by 0.50% per annum or more, we must reduce the loan interest rate. If a change in the Average would cause the initial loan interest rate (or a subsequent rate that has been previously increased or reduced by us) to be increased by 0.50% per annum, we may increase the loan interest rate at our discretion. In no event will the loan interest rate be greater than the maximum allowed by the insurance regulations of the State of New York. On the first Business Day of each calendar month, the Company will determine a loan interest rate. The loan interest rate for the calendar month in which the loan is effective will apply for one year from the loan effective date. Annually on the anniversary of the loan effective date, the rate will be adjusted to equal the loan interest rate determined for the month in which the loan anniversary occurs.

Principal and interest on loans must be repaid in substantially level payments, not less frequently than quarterly, over a five year term except for certain loans for the purchase of a principal residence. If the loan interest rate is adjusted, future payments will be adjusted so that the outstanding loan balance is amortized in equal quarterly installments over the remaining term. The remainder of each repayment will be credited to the individual account.

If a loan payment is not made when due, interest will continue to accrue. The defaulted payment plus accrued interest will be deducted from any future distributions under the Contract and paid to us. Any loan payment which is not made when due, plus interest, will be treated as a distribution, as permitted by law. The loan payment may be taxable to the borrower, and may be subject to the early withdrawal tax penalty.

When a loan is made, unless you instruct us to the contrary, the number of Accumulation Units equal to the loan amount will be withdrawn from the individual account and placed in the Collateral Fixed Account. Accumulation Units taken from the individual account to provide a loan do not participate in the investment experience of the related Portfolios. Unless instructed to the contrary by you, the loan amount will be withdrawn on a pro rata basis from the Portfolios to which Accumulated Value has been allocated. Until the loan is repaid in full, that portion of the Collateral Fixed Account shall be credited with interest at a rate of 2% less than the loan interest rate applicable to the loan. However, the interest rate credited to the Collateral Fixed Account will never be less than the guaranteed rate of 3%.

A bill in the amount of the quarterly principal and interest will be mailed directly to you in advance of the payment due date. The initial quarterly repayment will be due three months from the loan date. The loan date will be the date that the Company receives the loan request form in good order. Payment is due within 30 calendar days after the due date. Subsequent quarterly installments are based on the first due date.

When repayment of principal is made, Accumulation Units will be reallocated on a current value basis among the same investment Portfolios and in the same proportion as when the loan was initially made, unless you specify otherwise. If a repayment in excess of a billed amount is received, the excess will be applied towards the principal portion of the outstanding loan. Payments received which are less than the billed amount will not be accepted and will be returned to you.

If a partial surrender is taken from your individual account due to nonpayment of a billed quarterly installment, the date of the surrender will be the first Business Day following the 30 calendar day period in which the repayment was due.

Prepayment of the entire loan is allowed. At the time of prepayment, the Company will bill you for any accrued interest. The Company will consider the loan paid when the loan balance and accrued interest are paid.

If the individual account is surrendered or if the Contract Owner dies with an outstanding loan balance, the outstanding loan balance and accrued interest will be deducted from the Surrender Value or the Death Benefit respectively. If an Annuity Payment Option is elected while there is an outstanding loan balance, the outstanding loan balance and accrued interest will be deducted from the Accumulated Value.

The Company may require that any outstanding loan be paid if the individual account value falls below an amount equal to 25% of total loans outstanding.

The Code requires the aggregation of all loans made to an individual employee under a single employer-sponsored 403(b) Plan. However, since the Company has no information concerning the outstanding loans that you may have with other companies, it will only use the information available under Contracts issued by the Company.

The Code imposes restrictions on full or partial surrenders from 403(b) individual accounts attributable to Purchase Payments under a salary reduction agreement and to any earnings on the entire 403(b) individual account credited on and after January 1, 1989. Surrenders of these amounts are allowed only if the Contract Owner (a) has died, (b) has become disabled, as defined in the Code, (c) has attained age 59 1/2, or (d) has separated from service. Surrenders are also allowed if the Contract Owner can show "hardship," as defined by the Internal Revenue Service, but the surrender is limited to the lesser of Purchase Payments made on or after January 1, 1989 or the amount necessary to relieve the hardship. Even if a surrender is permitted under these provisions, a 10% federal tax penalty may be assessed on the withdrawn amount if it does not otherwise meet the exceptions to the penalty tax provisions. (See "Taxation of Annuities in General," page 21.)

Under the Code, you may request a full or partial surrender of an amount equal to the individual account cash value as of December 31, 1988 (the "grandfathered" amount), subject to the terms of the 403(b) Plan. Although the Code surrender restrictions do not apply to this amount, a 10% federal penalty tax may be assessed on the withdrawn amount if it does not otherwise meet the exceptions to the penalty tax provisions (See "Taxation of Annuities in General," page 21.)

The Company believes that the Code surrender restrictions do not apply to tax-free transfers pursuant to Revenue Ruling 90-24. The Company further believes that the surrender restrictions will not apply to any "grandfathered" amount transferred pursuant to Revenue Ruling 90-24 into another 403(b) Contract.

                              GENERAL INFORMATION

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Funds, or of another registered, open-end management investment company, if the shares of the Portfolios are no longer available for investment, or, if in the Company's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to a Contract Owner's interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

New Portfolios may be established at the discretion of the Company. Any new Portfolio will be made available to existing Contract Owners on a basis to be determined by the Company. The Company may also eliminate one or more Portfolios if marketing, tax, investment or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

VOTING RIGHTS

The Funds do not hold regular meetings of shareholders. The Directors/Trustees of each Fund may call special meetings of shareholders as may be required by the 1940 Act or other applicable law. To the extent required by law, the Portfolio shares held in the Separate Account will be voted by the Company at shareholder meetings of each Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. Fund shares as to which no timely instructions are received or shares held by the Company as to which Contract Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

The number of votes that are available to a Contract Owner will be calculated separately for each Portfolio. That number will be determined by applying his or her percentage interest, if any, in a particular Portfolio to the total number of votes attributable to the Portfolio.

Prior to the Annuity Date, a Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Annuity Date, the person receiving Annuity Payments has the voting interest. The number of votes after the Annuity Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Annuity Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the corresponding Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by such Fund.

YEAR 2000 MATTERS

In March 1997, the Company adopted and currently has in place a Year 2000 Assessment and Planning Project (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compatible. The Plan provides for a management process that ensures that when a particular system, or software application, is determined to be "non-compliant" the proper steps are in place to either remedy the "non-compliance" or cease using the particular system or software. The Plan also provides that the Chief Information Officer report to the Board of Directors as to the status of the efforts under the Plan on a regular and routine basis. The Company has engaged the services of a third-party provider that is specialized in Year 2000 issues to work on the project.

The Plan has four specific objectives: (1) to develop an inventory of all applications; (2) to evaluate all applications in the inventory to determine the most prudent manner to move them to Year 2000 compliance, if required; (3) to estimate budgets, resources and schedules for the migration of the "affected" applications to Year 2000 compliance; and (4) to define testing and deployment requirements to successfully manage validation and re-deployment of any changed code. It is anticipated that all compliance issues will be resolved by December 1998.

As of the date of this Prospectus, the Company has identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

The Year 2000 computer problem, and its resolution, is complex and multifaceted, and the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that the systems or equipment addresses Year 2000 data prior to the Year 2000). Even with appropriate and diligent pursuit of a well conceived response plan, including testing procedures, there is no certainty that any company will achieve complete success. Further, notwithstanding its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failures to act) of third parties beyond its knowledge or control.

AUDITORS

Ernst & Young LLP serves as independent auditors for the Separate Account and the Company and will audit their financial statements annually.

LEGAL MATTERS

Jorden Burt Boros Cicchetti Berenson & Johnson LLP of Washington, D.C. has provided legal advice relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of New York law pertaining to the validity of the Contract and the Company's right to issue such Contracts have been passed upon by Gregory E. Miller-Breetz, Esquire, on behalf of the Company.

     TABLE OF CONTENTS FOR THE ADVISOR'S EDGE VARIABLE ANNUITY AND FOR THE
                          DIMENSIONAL VARIABLE ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE
THE CONTRACTS.............................................................    2
  Computation of Variable Annuity Income Payments.........................    2
  Exchanges...............................................................    3
  Exceptions to Charges and to Transaction or Balance Requirements........    3
GENERAL MATTERS...........................................................    3
  Non-Participating.......................................................    3
  Misstatement of Age or Sex..............................................    3
  Assignment..............................................................    4
  Annuity Data............................................................    4
  Annual Statement........................................................    4
  Incontestability........................................................    4
  Ownership...............................................................    4
PERFORMANCE INFORMATION...................................................    4
  Federated Prime Money Portfolio Subaccount Yields.......................    5
  30-Day Yield for Non-Money Market Subaccounts...........................    5
  Standardized Average Annual Total Return for Subaccounts................    6
ADDITIONAL PERFORMANCE MEASURES...........................................    6
  Non-Standardized Actual Total Return and Non-Standardized Actual Average
   Annual Total Return....................................................    6
  Non-Standardized Total Return Year-to-Date..............................    6
  Non-Standardized One Year Return........................................    7
  Non-Standardized Hypothetical Total Return and Non-Standardized
   Hypothetical Average Annual Total Return...............................    7
  Individual Computer Generated Illustrations.............................    7
PERFORMANCE COMPARISONS...................................................    7
SAFEKEEPING OF ACCOUNT ASSETS.............................................    9
THE COMPANY...............................................................   10
STATE REGULATION..........................................................   10
RECORDS AND REPORTS.......................................................   10
DISTRIBUTION OF THE CONTRACTS.............................................   10
LEGAL PROCEEDINGS.........................................................   11
OTHER INFORMATION.........................................................   11
FINANCIAL STATEMENTS......................................................   11
  Audited Financial Statements............................................   11

     FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT C
                                  PROSPECTUS
                                    FOR THE
                            PGA RETIREMENT ANNUITY
                                  OFFERED BY
               FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                          (A NEW YORK STOCK COMPANY)
                            ADMINISTRATIVE OFFICES
                              520 COLUMBIA DRIVE
                         JOHNSON CITY, NEW YORK 13790

The PGA Retirement Annuity contract (the "Contract"), offered through First Providian Life and Health Insurance Company (the "Company," "us," "we" or "our," and formerly, "National Home Life Assurance Company of New York"), provides a vehicle for investing on a tax-deferred basis in 5 investment company Portfolios. The Contract is a group variable annuity contract and is intended for retirement savings or other long-term investment purposes.

The minimum initial Purchase Payment for Non-Qualified Contracts is $250. (A minimum of $3,000 in Purchase Payments less any withdrawals must be attained by the first day of the third Contract Year.) The minimum initial purchase payment for Qualified Contracts is $2,000 (or $50 monthly by payroll deduction). The Contract is a flexible-premium deferred variable annuity that provides for a Right to Cancel Period of 10 days (20 days for replacement) plus a 5 day grace period to allow for mail delivery, during which you may cancel your investment in the Contract.

You may allocate your Net Purchase Payments for the Contract among 5 Subaccounts of First Providian Life and Health Insurance Company's Separate Account C. Assets of each Subaccount are invested in one of the following
Portfolios:

                           . CAPITAL PRESERVATION PORTFOLIO
                           . INCOME ORIENTED PORTFOLIO
                           . GROWTH AND INCOME PORTFOLIO
                           . CAPITAL GROWTH PORTFOLIO
                           . MAXIMUM APPRECIATION PORTFOLIO

Your initial Net Purchase Payment(s), when your Contract is issued, will be invested immediately in your chosen Portfolio(s), unless you indicate otherwise.

The Contract's Accumulated Value varies with the investment performance of the Portfolio(s) you select. You bear all investment risk associated with the Portfolios. Investment results for your Contract are not guaranteed.

The Contract offers a number of ways of withdrawing monies at a future date, including a lump sum payment and several Annuity Payment Options. You may make full or partial withdrawals of the Contract's Surrender Value at any time, although in many instances withdrawals made prior to age 59 1/2 are subject to a 10% federal tax penalty (and a portion may be subject to ordinary income taxes). If you elect an Annuity Payment Option, Annuity Payments may be received on a fixed and/or variable basis. You also have significant flexibility in choosing the Annuity Date on which Annuity Payments begin.

This Prospectus sets forth the information you should know before investing in the Contract. It must be accompanied by a current Prospectus for the Portfolios. Please read the Prospectus carefully and retain it for future reference. A Statement of Additional Information for the Contract Prospectus, which has the same date as this Prospectus, has also been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available free by calling our Administrative Offices at 1-800-866-0005. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           The Contract is available only in the State of New York.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD BE UNLAWFUL TO MAKE AN OFFERING LIKE THIS. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS ABOUT THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATIONS.

                  The date of this Prospectus is May 1, 1998.
                                                                   FM-1189 (NY)

                               TABLE OF CONTENTS

                                                                            PAGE
GLOSSARY...................................................................   3
HIGHLIGHTS.................................................................   5
FEE TABLE..................................................................   7
Condensed Financial Information............................................   8
Financial Statements.......................................................   8
Performance Measures.......................................................   9
Additional Performance Measures............................................   9
Yield and Effective Yield..................................................   9
The Company and the Separate Account.......................................  10
PB Series Trust............................................................  10
The Portfolios.............................................................  10
CONTRACT FEATURES..........................................................  11
  Contract Purchase and Purchase Payments..................................  11
  Purchasing by Wire.......................................................  12
  Right to Cancel Period...................................................  12
  Allocation of Purchase Payments..........................................  12
  Exchanges Among the Portfolios...........................................  12
  Accumulated Value........................................................  12
  Charges and Deductions...................................................  13
  Minimum Balance Requirement..............................................  14
DISTRIBUTIONS UNDER THE CONTRACT...........................................  14
  Full and Partial Withdrawals.............................................  14
  Lump Sum Payment Option..................................................  15
  Systematic Withdrawal Option.............................................  15
  Annuity Date.............................................................  15
  Annuity Payment Options..................................................  15
  Death Benefit............................................................  17
  Deferment of Payment.....................................................  18
FEDERAL TAX CONSIDERATIONS.................................................  18
GENERAL INFORMATION........................................................  21

                                   GLOSSARY

Accumulation Unit - A measure of your ownership interest in the Contract prior to the Annuity Date.

Accumulation Unit Value - The value of each Accumulation Unit which is calculated each Valuation Period.

Accumulated Value - The value of all amounts accumulated under the Contract prior to the Annuity Date.

Adjusted Death Benefit - The sum of all Net Purchase Payments made during the first six Contract Years, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period ending before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

Annual Contract Fee - The $30 annual fee charged by the Company to cover the cost of administering each Contract. The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender, on a pro rata basis, from each Subaccount.

Annuitant - The person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid.

Annuitant's Beneficiary - The person(s) to whom any benefits are due upon the Annuitant's death prior to the Annuity Date.

Annuity Date - The date on which Annuity Payments begin. The Annuity Date is always the first day of the month you specify.

Annuity Payment - One of a series of payments made under an Annuity Payment Option.

Annuity Payment Option - One of several ways in which withdrawals from the Contract may be made. Under a Fixed Annuity Option (see "Annuity Payment Options," page 15), the dollar amount of each Annuity Payment does not change over time. Under a Variable Annuity Option (see "Annuity Payment Options," page 15), the dollar amount of each Annuity Payment may change over time, depending upon the investment experience of the Portfolio or Portfolios you choose. Annuity Payments are based on the Contract's Accumulated Value as of 10 Business Days prior to the Annuity Date.

Annuity Unit - Unit of measure used to calculate Variable Annuity Payments (see "Annuity Payment Options," page 15).

Annuity Unit Value - The value of each Annuity Unit which is calculated each Valuation Period.

Business Day - A day when the New York Stock Exchange is open for trading.

Code - The Internal Revenue Code of 1986, as amended.

Company ("we," "us," "our") - First Providian Life and Health Insurance Company, a New York stock company.

Contract Anniversary - Any anniversary of the Contract Date.

Contract Date - The date of issue of this Contract.

Contract Owner ("you," "your") - The person or persons designated as the Contract Owner in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, make permitted withdrawals and Exchanges among Subaccounts.

Contract Year - A period of 12 months starting with the Contract Date or any Contract Anniversary.

Death Benefit - The greater of the Contract's Accumulated Value on the date the Company receives due Proof of Death of the Annuitant or the Adjusted Death Benefit.

Exchange - One Exchange will be deemed to occur with each voluntary transfer from any Subaccount.

General Account - The account which contains all of our assets other than those held in our separate accounts.

Net Purchase Payment - Any Purchase Payment less the Premium Tax, if any.

Non-Qualified Contract - Any Contract other than those described under the Qualified Contract reference in this Glossary.

Owner's Designated Beneficiary - The person to whom ownership of this Contract passes upon the Contract Owner's death, unless the Contract Owner was also the Annuitant, in which case the Annuitant's Beneficiary is entitled to the Death Benefit. (Note: this transfer of ownership to the Owner's Designated Beneficiary will generally not be subject to probate, but will be subject to estate and inheritance taxes. Consult with your tax and estate adviser to be sure which rules will apply to you.)

Payee - The Contract Owner, Annuitant, Annuitant's Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Portfolio - A separate investment series of the Trust. The Trust currently offers 5 series in the PGA Retirement Annuity: the Capital Preservation Portfolio, the Income Oriented Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, and the Maximum Appreciation Portfolio (each a "Portfolio" and, collectively, the "Portfolios"). In this Prospectus, Portfolio will also be used to refer to the Subaccount that invests in the corresponding Portfolio.

Premium Tax - A regulatory tax that may be assessed by your state on the Purchase Payments you make to this Contract. The amount which we must pay as Premium Tax, if any, will be deducted from each Purchase Payment or from your Accumulated Value as it is incurred by us.

Proof of Death - (a) A certified death certificate; (b) a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof of death satisfactory to the Company.

Purchase Payment - Any premium payment. The minimum initial Purchase Payment is $250 for Non-Qualified Contracts (although a minimum of $3,000 in Purchase Payments less any withdrawals must be attained by the first day of the third Contract Year) and $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for Qualified Contracts); each additional Purchase Payment must be at least $125 for Non-Qualified Contracts or $50 for Qualified Contracts.The Company reserves the right to impose a $500 minimum on additional Purchase Payments for Non-Qualified Contracts at any time in the future on its sole discretion. Purchase Payments may be made at any time prior to the Annuity Date as long as the Annuitant is living.

Qualified Contract - An annuity contract as defined under Sections 408(b) and 408A of the Code.

Right to Cancel Period - The period during which the Contract can be canceled and treated as void from the Contract Date.

Separate Account - That portion of First Providian Life and Health Insurance Company's Separate Account C dedicated to the Contract. The Separate Account consists of assets that are segregated by First Providian Life and Health Insurance Company and, for Contract Owners, invested in the Portfolios. The Separate Account is independent of the general assets of the Company.

Subaccount - That portion of the Separate Account that invests in shares of the Portfolios. Each Subaccount will only invest in a single Portfolio. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios.

Surrender Value - The Accumulated Value less any Premium Taxes incurred but not yet deducted.

Trust - The PB Series Trust, formerly Providian Series Trust.

Underlying Funds - Four series of the Trust in which the Portfolios invest. The four series are the High Quality Stock Fund, Fixed Income Fund, International Active Fund, and Money Market Fund.

Valuation Period - The performance of your Contract is measured by using the Accumulation Unit Value. This value is calculated at the close of each Business Day. A Valuation Period is defined as the period of time between the close of business on one Business Day and the close of business on the following Business Day.

                                  HIGHLIGHTS

YOU CAN FIND DEFINITIONS OF IMPORTANT TERMS IN THE GLOSSARY (PAGE 3).

PGA RETIREMENT ANNUITY

The Contract provides a vehicle for investing on a tax-deferred basis in 5 investment company Portfolios. Monies may be subsequently withdrawn from the Contract either as a lump sum or as annuity income as permitted under the Contract. Accumulated Values and Annuity Payments depend on the investment experience of the selected Portfolio(s). The investment performance of the Portfolios is not guaranteed. Thus, you bear all investment risk for monies invested under the Contract.

WHO SHOULD INVEST

The Contract is designed for investors seeking long term, tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. The Contract is offered as both a Qualified Contract and a Non-Qualified Contract. Both Qualified and Non-Qualified Contracts offer tax-deferral on increases in the Contract's value prior to withdrawal or distribution; however, Purchase Payments made by Contract Owners of Qualified Contracts may be excludible or deductible from gross income in the year such payments are made, subject to certain statutory restrictions and limitations. (See "Federal Tax Considerations," page 18.)

INVESTMENT CHOICES

Your investment in the Contract may be allocated among 5 Subaccounts of the Separate Account. The Subaccounts in turn invest exclusively in the following 5 Portfolios offered by the Trust: the Capital Preservation Portfolio, the Income Oriented Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, and the Maximum Appreciation Portfolio. The assets of each Portfolio are separate. Each Portfolio has distinct investment objectives and policies as described in the prospectus for the Portfolios. (See page 10.)

CONTRACT OWNER

The Contract Owner is the person designated as the owner of the Contract in the Contract application. The Contract Owner may designate any person as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. Prior to the Annuity Date, the Contract Owner has the right to assign ownership, designate beneficiaries, and make permitted withdrawals and Exchanges among the Subaccounts.

ANNUITANT

The Annuitant is a person whose life is used to determine the duration of any Annuity Payments and upon whose death, prior to the Annuity Date, benefits under the Contract are paid. The Annuitant may not be older than age 75.

ANNUITANT'S BENEFICIARY

The Contract Owner may designate any person to receive benefits under the Contract which are payable upon the death of the Annuitant prior to the Annuity Date.

HOW TO INVEST

To invest in the Contract, you will need to provide the necessary information to us in the Contract application. You will need to select an Annuitant. The Annuitant may not be older than age 75 at the time the Contract is issued. For Non- Qualified Contracts, the minimum initial Purchase Payment is $250. (A minimum of $3,000 in Purchase Payments less any withdrawals must be attained by the first day of the third Contract Year.) The minimum initial Purchase Payment is $2,000 for Qualified Contracts (or $50 monthly by payroll deduction for Qualified Contracts). Subsequent Purchase Payments must be at least $125 for Non-Qualified Contracts or $50 for Qualified Contracts. The Company reserves the right to impose a $500 minimum on additional Purchase Payments for Non-Qualified Contracts at any time in the future in its sole discretion. You may make subsequent Purchase Payments at any time before the Contract's Annuity Date, as long as the Annuitant specified in the Contract is living.

ALLOCATION OF PURCHASE PAYMENTS

Your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in the Portfolio(s) you selected immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD. You must fill out and send us the appropriate form or comply with other designated Company procedures if you would like to change how subsequent Net Purchase Payments are allocated. (See page 12.)

RIGHT TO CANCEL PERIOD

The Contract provides for a Right to Cancel Period of 10 days (20 days for replacement) plus a 5 day grace period to allow for mail delivery, during which you may cancel your investment in the Contract. To cancel your investment, please return your Contract to us. When we receive the Contract, we will return the Accumulated Value of your Purchase Payment(s) invested in the Portfolios plus any fees and/or Premium Taxes that may have been subtracted from such amount. (See page 12.)

EXCHANGES

You may make unlimited Exchanges among the Portfolios provided you maintain a minimum balance of $250, except in cases where Purchase Payments are made by monthly payroll deduction, in each Subaccount to which you have allocated a portion of your Accumulated Value. No fee is currently imposed for such Exchanges; however, we reserve the right to charge a $15 fee for Exchanges in excess of 12 per Contract Year. Exchanges must not reduce the value of any allocation to any Subaccount below $250, except in cases where Purchase Payments are made by monthly payroll deduction, or that remaining amount will be transferred to your other Subaccounts on a pro rata basis. (See also "Charges and Deductions," page 13.)

DEATH BENEFIT

If the Annuitant specified in your Contract dies prior to the Annuity Date, your named Annuitant's Beneficiary will receive the Death Benefit under the Contract. The Death Benefit is the greater of your Accumulated Value or the Adjusted Death Benefit on the date we receive due proof of the Annuitant's death. During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period ending before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken. The Annuitant's Beneficiary may elect to receive these proceeds as a lump sum or as Annuity Payments. If the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid, generally to the Annuitant's Beneficiary, in accordance with the Contract. (See page 17.)

ANNUITY PAYMENT OPTIONS

In addition to the full and partial withdrawal privileges, you may also choose to create an income stream by requesting an annuity income from us. As the Contract Owner, you may elect one of several Annuity Payment Options. By electing an Annuity Payment Option, you are asking us to systematically liquidate your Contract. We provide you with a variety of payment options. At your discretion, payments may be either fixed or variable or both. Fixed payouts are guaranteed for a designated period or for life (either single or joint). Variable payments will vary depending on the performance of the Portfolio(s) selected. (See page 15.)

CONTRACT AND POLICYHOLDER INFORMATION

If you have questions about your Contract, please telephone our Administrative Offices at 1-800-866-6007 between the hours of 8:00 A.M. to 5:00 P.M. Eastern time. Please have the Contract number and the Contract Owner's name ready when you call. As Contract Owner you will receive periodic statements confirming any financial transactions that take place, as well as quarterly statements and an annual statement.

CHARGES AND DEDUCTIONS UNDER THE CONTRACT

The Contract has no sales charges and has an annual mortality and expense risk charge of .55%. Contract Owners may withdraw up to 100% of the Accumulated Value without incurring a surrender charge. The Contract also includes administrative charges and policy fees, which pay for administering the Contract, as well as portions of the management, advisory and other fees, which reflect the costs of operating the Portfolios. (See page 13.)

FULL AND PARTIAL WITHDRAWALS

You may withdraw all or part of the Surrender Value of the Contract before the earlier of the Annuity Date or the Annuitant's death. Withdrawals made prior to age 59 1/2 may be subject to a 10% federal tax penalty (and a portion thereof may be subject to ordinary income taxes). (See page 14.)

                                   FEE TABLE

The following table illustrates all expenses (except for Premium Taxes that may be assessed by your state) that you would incur as an owner of a Contract (see page 13). The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a purchaser of the Contract. The fee table reflects all expenses for both the Separate Account and the Portfolios. For a complete discussion of Contract costs and expenses, see "Charges and Deductions," page 13.

CONTRACTOWNER TRANSACTION EXPENSES
Sales Load Imposed on Purchases......................................... None
Contingent Deferred Sales Load (surrender charge)....................... None
Exchange Fees........................................................... None
ANNUAL CONTRACT FEE..................................................... $ 30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of assets in the
 Separate Account)
Mortality and Expense Risk Charge.......................................  .55%
Administrative Charge...................................................  .15%
                                                                         ----
Total Annual Separate Account Expenses..................................  .70%

                           PORTFOLIO ANNUAL EXPENSES

The Portfolios will operate at a zero expense level during the first three years of operations. However, while those Portfolios are expected to operate without expenses, including management fees, Contract Owners in those Portfolios bear indirectly the expenses of the Underlying Funds in which those Portfolios invest. The following chart illustrates the indirect expense ratio that each Portfolio incurred based on certain allocations among the Underlying Funds. Except as may be indicated, the figures below are based on expenses for the 1997 fiscal year of operation (as a percentage of each such Portfolio's average net assets after fee waiver and/or expense reimbursement).

                                                                         TOTAL
                                                                       PORTFOLIO
                                                                        ANNUAL
                                                                       EXPENSES
                                                                       ---------
      Capital Preservation Portfolio..................................   0.78%*
      Income Oriented Portfolio.......................................   0.88%*
      Growth and Income Portfolio.....................................   0.90%*
      Capital Growth Portfolio........................................   0.94%*
      Maximum Appreciation Portfolio..................................   0.95%*

  * These numbers are based on an agreement by PB Investment Advisors, Inc., formerly Providian Investment Advisors, Inc. (the "Adviser"), to limit the Other Expenses of each Underlying Fund so that the ratio of expenses (excluding advisory fees) to net assets on an annual basis does not exceed 0.25%. Expenses in excess of such amounts will be assumed by the Adviser until the earlier of (a) the end of three years after commencement of operations or (b) the termination by the Trust's Trustees or the Portfolios' shareholders, but not the Adviser, of the Trust's Advisory Agreement with the Adviser. For fiscal year 1997, the actual expenses of the Portfolios, absent the Adviser's agreement to assume the Portfolio's expenses and certain of the Underlying Funds' expenses, were adversely affected by the small size of the Portfolios and would have been: Capital Preservation Portfolio 161.07%; Income Oriented Portfolio 1978.36%; Growth and Income Portfolio 30.27%; Capital Growth Portfolio 20.00%; and Maximum Appreciation Portfolio 24.50%. For more information concerning the actual expenses of the Portfolios, please see the Trust's Annual Report, which is available by calling 1-800-866-0005.

The following example illustrates the expenses that you would incur on a $1,000 Purchase Payment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Contract imposes no surrender or withdrawal charges of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract's Annuity Payment Options.

                                                                           3
                                                                  1 YEAR YEARS
                                                                  ------ ------
      Capital Preservation Portfolio............................. $24.99 $76.11
      Income Oriented Portfolio.................................. $25.99 $79.15
      Growth and Income Portfolio................................ $26.19 $79.76
      Capital Growth Portfolio................................... $26.59 $80.97
      Maximum Appreciation Portfolio............................. $26.69 $81.28

The Annual Contract Fee in these examples is estimated and reflects a percentage equal to the total amount of fees collected during a calendar year divided by the total average net assets of the Portfolios during the same calendar year. During the first year of operations, we have assumed an average Contract size of $3,000. The fee is assumed to remain the same in each year of the above periods. (With respect to partial year periods, if any, in the examples, the Annual Contract Fee is pro-rated to reflect only the applicable portion of the partial year period.) The Annual Contract Fee will be deducted on each Contract Anniversary and upon surrender or annuitization of the Contract, on a pro rata basis, from each Subaccount. The Company may also deduct Premium Taxes, if any, as incurred by the Company.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees in the Contract.

CONDENSED FINANCIAL INFORMATION
(FOR THE PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1997)

                                                     GROWTH
                                 CAPITAL     INCOME   AND   CAPITAL   MAXIMUM
                               PRESERVATION ORIENTED INCOME GROWTH  APPRECIATION
                               ------------ -------- ------ ------- ------------
      Accumulation unit value
       as of:
        12/31/97..............     N/A        N/A     N/A     N/A       N/A
      Number of units
       outstanding as of:
        12/31/97..............     N/A        N/A     N/A     N/A       N/A

FINANCIAL STATEMENTS

The audited statutory-basis financial statements of the Company (as well as the Independent Auditors' Report thereon) are contained in the Statement of Additional Information. No financial statements are included for the Separate Account because, as of the end of the most recent fiscal year, the Subaccounts of the Separate Account offered by the PGA Retirement Annuity had not commenced operations, and consequently had no assets or liabilities.

PERFORMANCE MEASURES

Performance for the Subaccounts of the Separate Account, including the yield and the total return of all Subaccounts, may appear in reports and promotional literature to current or prospective Contract Owners.

Please refer to the discussion below and to the Statement of Additional Information for a more detailed description of the method used to calculate a Portfolio's and Subaccount's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's and Subaccount's performance.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

When advertising performance of the Subaccounts, the Company will show the Standardized Average Annual Total Return for a Subaccount which, as prescribed by the rules of the Securities and Exchange Commission ("SEC"), is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods, including Total Return Year-to-Date with respect to certain periods. The Company may also show actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Values) with respect to one or more periods. For one year, the actual Total Return and the actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see "Fee Table"), the actual Total Return and actual Average Annual Total Return also reflect these expenses. These percentages, however, do not reflect the Annual Contract Fee or Premium Taxes (if any) which, if included, would reduce the percentages reported.

YIELD AND EFFECTIVE YIELD

From time to time a Portfolio may advertise its yield and total return investment performance. For each Subaccount for which the Company advertises yield, the Company shall furnish a yield quotation referring to the Portfolio computed in the following manner: the net investment income per Accumulation Unit earned during a recent one month period is divided by the Accumulation Unit Value on the last day of the period.

Please refer to the Statement of Additional Information for a description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

The performance measures discussed above reflect results of the Portfolios and are not intended to indicate or predict future performance. For more detailed information, see the Statement of Additional Information.

Performance information for the Subaccounts may be contrasted with other comparable variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service which ranks mutual funds and other investment companies by overall performance, investment objectives and assets. Performance may also be tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria, including Morningstar, Inc. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

THE COMPANY AND THE SEPARATE ACCOUNT

FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY

The Company (formerly National Home Life Assurance Company of New York) is a stock life insurance company incorporated under the laws of the State of New York on March 23, 1970, with administrative offices at 520 Columbia Drive, Johnson City, New York 13790. The Company is principally engaged in offering life insurance, annuity contracts, and accident and health insurance and is admitted to do business in 10 states and the District of Columbia. As of December 31, 1997, the Company had assets of approximately $396 million. The Company is a wholly owned subsidiary of AEGON USA, Inc., which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc., is indirectly owned by AEGON n.v. of the Netherlands. AEGON n.v., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY SEPARATE ACCOUNT C

The Separate Account was established by the Company as a separate account under the laws of New York on November 4, 1994, pursuant to a resolution of the Company's Board of Directors. The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.

The assets of the Separate Account are owned by the Company and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the General Account assets or any other separate account maintained by the Company.

The Separate Account has dedicated 5 Subaccounts to the Contract, each of which invests solely in a corresponding Portfolio of the Trust. Additional subaccounts may be established at the discretion of the Company. The Separate Account also includes other subaccounts which are not available under the Contract.

PB SERIES TRUST

The Trust is a diversified investment company presently consisting of 9 separate series each having different investment objectives and policies. This Contract offers 5 series of shares, each a professionally managed investment Portfolio. Each Portfolio seeks to achieve its objective by investing in a number of other series offered by the Trust. The Adviser has retained Atlanta Capital Management Company, L.L.C. ("Atlanta Capital") to serve as sub-adviser for the Portfolios. Subject to the supervision and direction of the Board of Trustees of the Trust, Atlanta Capital determines how each of its Portfolios' assets will be invested in the Underlying Funds. Atlanta Capital receives a fee, which is paid by the Adviser and is a percentage of the annual net asset value of the Underlying Funds for which Atlanta Capital serves as sub-adviser and in which the Portfolios invest. The advisory fee is deducted automatically from the assets of the Underlying Funds, and is therefore paid indirectly by the Portfolios.

THE PORTFOLIOS (SEE ACCOMPANYING PROSPECTUS)

FOR MORE INFORMATION CONCERNING THE RISKS ASSOCIATED WITH EACH PORTFOLIO'S INVESTMENTS, PLEASE REFER TO THE PROSPECTUS FOR THE PORTFOLIOS.

THE CAPITAL PRESERVATION PORTFOLIO-seeks high current income with low volatility of principal.

THE INCOME ORIENTED PORTFOLIO-seeks income and, secondarily, long term growth of capital.

THE GROWTH AND INCOME PORTFOLIO-seeks growth of capital and income.

THE CAPITAL GROWTH PORTFOLIO-seeks long term growth of capital and, secondarily, current income.

THE MAXIMUM APPRECIATION PORTFOLIO-seeks capital appreciation.

OTHER PORTFOLIO INFORMATION

There is no assurance that a Portfolio will achieve its stated investment objective.

Additional information concerning the investment objectives and policies of the Portfolios and the investment advisory services, total expenses and charges can be found in the current prospectuses for the Portfolios. THE PORTFOLIOS' PROSPECTUS SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF NET PURCHASE PAYMENTS TO A PORTFOLIO.

The Portfolios may, in the future, be made available to registered separate accounts offering variable annuity and variable life products of the Company as well as other insurance companies or to a person or plan, including a pension or retirement plan receiving favorable tax treatment under the Code, that qualifies to purchase shares of the Portfolios under Section 817(h) of the Code. Although we believe it is unlikely, a material conflict could arise among the interests of the Separate Account and one or more of the other participating separate accounts and other qualified persons or plans. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Portfolios if required by law, to resolve the matter.

                               CONTRACT FEATURES

The rights and benefits under the Contract are as described below; however, the description of the Contract contained in this Prospectus is qualified in its entirety by the Contract itself, including any endorsements to it, a copy of which is available from the Company. The Company reserves the right to make any modification to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statute or any rule or regulation of the United States Treasury Department.

CONTRACT PURCHASE AND PURCHASE PAYMENTS

If you wish to purchase a Contract, you should complete the application and forward it and the initial Purchase Payment to the address indicated on the application, or to such address as the Company may from time to time designate. If you wish to make personal delivery by hand or courier to the Company of the completed application form and the initial Purchase Payment (rather than through the mail), you must do so at our Administrative Offices at 520 Columbia Drive, Johnson City, New York 13790. For a Non-Qualified Contract, the initial Purchase Payment must be equal to a least $250. If at any time after the second Contract Anniversary the sum of all Purchase Payments made less any withdrawals taken is not at least $3,000, we reserve the right to terminate the Contract, in which case we will pay you the Accumulated Value.The Initial Purchase Payment for a Qualified Contract must be equal to at least $2,000 (or you may establish a payment schedule of $50 a month by payroll deduction). To obtain an application, please call our Administrative Offices at 1-800-866-0005.

The Contract will be issued and the initial Purchase Payment less any Premium Taxes will be credited within 2 Business Days after receipt of the application and the initial Purchase Payment in good order. The Company reserves the right to reject any application or initial Purchase Payment.

If the initial Purchase Payment cannot be credited within 5 Business Days because the application is incomplete, we will contact the applicant, explain the reason for the delay and refund the initial Purchase Payment, unless the applicant instructs us to retain the initial Purchase Payment and credit it as soon as the necessary requirements are fulfilled.

You may make additional Purchase Payments at any time before the Annuity Date, as long as the Annuitant is living. For Non-Qualified Contracts, additional Purchase Payments must be for at least $125, although we reserve the right to impose a $500 minimum on additional Purchase Payments at any time in the future in our sole discretion. Additional

Purchase Payments must be for at least $50 for Qualified Contracts. Additional Purchase Payments received prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) are credited to the Accumulated Value at the close of business that same day. Additional Purchase Payments received after the close of the New York Stock Exchange are processed the next Business Day.

Total Purchase Payments may not exceed $1,000,000 without our prior approval.

The Company reserves the right to refuse to issue this Contract in cases involving an exchange for another Contract. In cases where a Contract Owner or former Contract Owner requests the Company to reverse a surrender or withdrawal transaction, whether full or partial, the Company reserves the right to refuse such requests or grant such requests on condition that the Contract's Accumulated Value be adjusted to reflect appropriate investment results, administration costs or loss of interest during the relevant period.

PURCHASING BY WIRE

For wiring instructions please contact our Administrative Offices at 1-800-866-0005.

RIGHT TO CANCEL PERIOD

A Right to Cancel Period exists for 10 days after you receive the Contract (20 days for replacement) plus a 5 day grace period to allow for mail delivery. The Contract permits you to cancel the Contract during the Right to Cancel Period by returning the Contract to our Administrative Offices, 520 Columbia Drive, Johnson City, New York 13790 or mailing it to us at P.O. Box 1950, Binghamton, New York 13902. Upon cancellation, the Contract is treated as void from the Contract Date and when we receive the Contract, we will return the Accumulated Value of your Purchase Payment(s) invested in the Portfolios plus any fees and/or Premium Taxes that may have been subtracted from such amount.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your Net Purchase Payments will be allocated. You may allocate each Net Purchase Payment to one of the Portfolios as long as such portions are whole number percentages provided no Portfolio may contain a balance of less than $250, except in cases where Purchase Payments are made by monthly payroll deduction. You may change allocation instructions for future Net Purchase Payments by sending us the appropriate Company form or by complying with other designated Company procedures. If an additional Net Purchase Payment is not accompanied by allocation instructions, it will be allocated to the same Portfolio(s) as your prior Net Purchase Payments are invested at that time, unless otherwise directed by you in writing in advance.

Your initial Net Purchase Payment(s) will, unless you indicate otherwise, be invested in your Portfolio(s) immediately upon our receipt thereof, IN WHICH CASE YOU WILL BEAR FULL INVESTMENT RISK FOR ANY AMOUNTS ALLOCATED TO THE PORTFOLIOS DURING THE RIGHT TO CANCEL PERIOD.

EXCHANGES AMONG THE PORTFOLIOS

Should your investment goals change, you may exchange Accumulated Value among the Portfolios. Requests for Exchanges, received by mail prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time), are processed at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

ACCUMULATED VALUE

At the commencement of the Contract, the Accumulated Value equals the initial Net Purchase Payment. Thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day increased by: (i) any additional Net Purchase Payments received by the Company and (ii) any increase in the Accumulated Value due to investment results of the selected Portfolio(s) during the Valuation Period; and reduced by: (i) any decrease in the Accumulated Value due to investment results of the selected Portfolio(s), (ii) a daily charge to cover the mortality and expense risks assumed by the Company, (iii) any charge to cover the cost of administering the Contract,
(iv) any partial withdrawals, and (v) any charges for any Exchanges made after the first 12 in any Contract Year.

CHARGES AND DEDUCTIONS

There are no sales charges for the Contracts.

MORTALITY AND EXPENSE RISK CHARGE

We impose a charge as compensation for bearing certain mortality and expense risks under the Contracts. The annual charge is assessed daily based on the net asset value of the Separate Account. The annual mortality and expense risk charge is .55% of the net asset value of the Separate Account.

We guarantee that this annual charge will never increase. If this charge is insufficient to cover actual costs and assumed risks, the loss will fall on us. Conversely, if the charge proves more than sufficient, any excess will be added to the Company surplus and will be used for any lawful purpose, including any shortfall on the costs of distributing the Contracts.

The mortality risk borne by us under the Contracts, where one of the life Annuity Payment Options is selected, is to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Contract) regardless of how long all Annuitants may live. We also assume mortality risk as a result of our guarantee of a Death Benefit in the event the Annuitant dies prior to the Annuity Date.

The expense risk borne by us under the Contracts is the risk that the charges for administrative expenses which are guaranteed for the life of the Contract may be insufficient to cover the actual costs of issuing and administering the Contract.

ADMINISTRATIVE CHARGE AND ANNUAL CONTRACT FEE

An administrative charge equal to .15% annually of the net asset value of the Separate Account is assessed daily along with the Annual Contract Fee of $30. The Annual Contract Fee is deducted proportionately from the Subaccounts. For any Contract with amounts allocated to the Subaccounts, the $30 fee is assessed per Contract, not per Portfolio chosen. The Annual Contract Fee will be deducted from each Subaccount on each Contract Anniversary and upon surrender, on a pro rata basis based on the number of months that have passed since the last anniversary date. These deductions represent reimbursement for the costs expected to be incurred over the life of the Contract for issuing and maintaining each Contract and the Separate Account.

EXCHANGE FEE

Each Contract Year you may make an unlimited number of Exchanges between Portfolios, provided that after an Exchange no Portfolio may contain a balance of less than $250, except in cases where Purchase Payments are made by monthly payroll deduction. No fee is currently imposed for such Exchanges; however, we reserve the right to charge a $15 fee for Exchanges in excess of 12 per Contract Year.

TAXES

Under present laws, the Company will not incur New York state or local taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. (See "Federal Tax Considerations," page 18.) Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company's tax status. In the event that the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

PORTFOLIO EXPENSES

The value of the assets in the Separate Account reflects the fees and expenses paid by the Portfolios. A complete description of these expenses is found in the "Fee Table" section of this Prospectus and in the Trust's Prospectus and Statement of Additional Information.

EXCEPTIONS TO CHARGES AND TO TRANSACTION OR BALANCE REQUIREMENTS

The administrative charges or fees may be reduced for sales of Contracts to a trustee, employer or similar entity representing a group where the Company determines that such sales result in savings of administrative expenses.

In no event will reduction or elimination of fees or charges or waiver or modification of transaction or balance requirements be permitted where such reduction, elimination, waiver or modification will be unfairly discriminatory to any person. Additional information about reductions in charges is contained in the Statement of Additional Information.

MINIMUM BALANCE REQUIREMENT

We will transfer the balance in any Portfolio that falls below $250, except in cases where Purchase Payments are made by monthly payroll deduction, due to a partial withdrawal or Exchange, to the remaining Portfolio(s) held under that Contract on a pro rata basis. If at any time after the second Contract Anniversary the sum of Purchase Payments made less any withdrawals taken is not at least $3,000, we reserve the right to terminate the Contract, in which case we will pay you the Accumulated Value. The full proceeds would be taxable as a withdrawal. We will not exercise this right with respect to Qualified Contracts.

                       DISTRIBUTIONS UNDER THE CONTRACT

FULL AND PARTIAL WITHDRAWALS

At any time before the Annuity Date and while the Annuitant is living, you may make a partial or full withdrawal of the Contract to receive all or part of the Surrender Value by sending a written request to our Administrative Offices. Full or partial withdrawals may only be made before the Annuity Date and all partial withdrawal requests must be for at least $500. The amount available for full or partial withdrawal is the Surrender Value at the end of the Valuation Period during which the written request for withdrawal is received. The Surrender Value is an amount equal to the Accumulated Value, less any Premium Taxes incurred but not yet deducted. The withdrawal amount may be paid in a lump sum to you, or if elected, all or any part may be paid out under an Annuity Payment Option. (See "Annuity Payment Options," page 15.)

You can make a withdrawal by sending the appropriate Company form to our Administrative Offices. Your proceeds will normally be processed and mailed to you within 2 Business Days after the receipt of the request but in no event will it be later than 7 calendar days, subject to postponement in certain circumstances. (See "Deferment of Payment," page 18.)

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until the check has cleared your bank. If, at the time the Contract Owner requests a full or partial withdrawal, he has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold 10% from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 18.)

Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Separate Account, the total amount paid upon withdrawal of the Contract (taking into account any prior withdrawals) may be more or less than the total Net Purchase Payments made.

LUMP SUM PAYMENT OPTION

You may surrender the Contract at any time while the Annuitant is living and before the Annuity Date. The Surrender Value is equal to the Accumulated Value, less any Premium Taxes incurred but not yet deducted.

SYSTEMATIC WITHDRAWAL OPTION

You may choose to have a specified dollar amount provided to you on a regular basis from the portion of your Contract's Accumulated Value that is allocated to the Portfolios. By electing the Systematic Withdrawal Option, withdrawals may be made on a monthly, quarterly, semi-annual or annual basis. The minimum amount for each withdrawal is $100.

This option may be elected by completing the Systematic Withdrawal Request Form. This form must be received by us at least 30 days prior to the date systematic withdrawals will begin. Each withdrawal will be processed on the day and at the frequency indicated on the Systematic Withdrawal Request Form. The start date for the systematic withdrawals must be between the first and twenty-eighth day of the month. You may discontinue the Systematic Withdrawal Option at any time by notifying us in writing at least 30 days prior to your next scheduled withdrawal date. Like any other partial withdrawal, each Systematic Withdrawal is subject to taxes on earnings. If the owner has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold 10% from the taxable portion of the Systematic Withdrawal and remit that amount to the federal government. Moreover, the Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 18.) You may wish to consult a tax adviser regarding any tax consequences that might result prior to electing the Systematic Withdrawal Option.

We reserve the right to discontinue offering the Systematic Withdrawal Option upon 30 days' written notice. We also reserve the right to charge a fee for such service.

ANNUITY DATE

You may specify an Annuity Date in the application, which can be no later than the first day of the month after the Annuitant's 85th birthday, without the Company's prior approval. The Annuity Date is the date that Annuity Payments are scheduled to commence under the Contract unless the Contract has been surrendered or an amount has been paid as proceeds to the designated Annuitant's Beneficiary prior to that date.

You may advance or defer the Annuity Date. However, the Annuity Date may not be advanced to a date prior to 30 days after the date of receipt of a written request or, without the Company's prior approval, deferred to a date beyond the first day of the month after the Annuitant's 85th birthday. The Annuity Date may only be changed by written request during the Annuitant's lifetime and must be made at least 30 days before the then-scheduled Annuity Date. The Annuity Date and the Annuity Payment options available for Qualified Contracts may also be controlled by endorsements, the plan or applicable law.

ANNUITY PAYMENT OPTIONS

All Annuity Payment Options (except for the Designated Period Annuity Option) are offered as "Variable Annuity Options." This means that Annuity Payments, after the initial payment, will reflect the investment experience of the Portfolio or Portfolios you have chosen. All Annuity Payment Options are also offered as "Fixed Annuity Options." This means that the amount of each payment will be set on the Annuity Date and will not change. The following Annuity Payment Options are available under the Contract:

Life Annuity--Monthly Annuity Payments are paid for the life of an Annuitant, ceasing with the last Annuity Payment due prior to the Annuitant's death.

Joint and Last Survivor Annuity--Monthly Annuity Payments are paid for the life of two Annuitants and thereafter for the life of the survivor, ceasing with the last Annuity Payment due prior to the survivor's death.

Life Annuity with Period Certain--Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain of not less than 120, 180, or 240 months, as elected.

Installment or Unit Refund Life Annuity--Available as either a Fixed (Installment Refund) or Variable (Unit Refund) Annuity Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain determined by dividing the Accumulated Value by the first Annuity Payment.

Designated Period Annuity--Only available as a Fixed Annuity Option. Monthly Annuity Payments are paid for a Period Certain as elected, which may be from 10 to 30 years.

Before the Annuity Date and while the Annuitant is living, you may change the Annuity Payment Option by written request. The request for change must be made at least 30 days prior to the Annuity Date and is subject to the approval of the Company. If an Annuity Payment Option is chosen that depends on the continuation of the life of the Annuitant, proof of birth date may be required before Annuity Payments begin. For Annuity Payment Options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment will generally be greater.

All or part of the Accumulated Value may be placed under one or more Annuity Payment Options. If Annuity Payments are to be paid under more than one option, the Company must be told what part of the Accumulated Value is to be paid under each option.

If at the time of any Annuity Payment you have not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portions of such Annuity Payment and remit that amount to the federal government.

In the event that an Annuity Payment Option is not selected, the Company will make monthly Annuity Payments that will go on for as long as the Annuitant lives (120 payments guaranteed) in accordance with the Life Annuity with Period Certain Option and the annuity benefit sections of the Contract. That portion of the Accumulated Value that has been held in a Portfolio prior to the Annuity Date will be applied under a Variable Annuity Option based on the performance of that Portfolio. Subject to approval by the Company, you may select any other Annuity Payment Option then being offered by the Company. All Fixed Annuity Payments and the initial Variable Annuity Payment are guaranteed to be not less than as provided by the Annuity Tables and the Annuity Payment Option elected by the Contract Owner. The minimum payment, however, is $100. If the Accumulated Value is less than $2,000, the Company has the right to pay that amount in a lump sum. From time to time, the Company may require proof that the Annuitant or Contract Owner is living. Annuity Payment Options are not available to: (1) an assignee; or (2) any other than a natural person, except with the consent of the Company.

We may, at the time of election of an Annuity Payment Option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables found in the Contract.

The value of Variable Annuity Payments will reflect the investment experience of the chosen Portfolio. Only one Variable Annuity Option may be chosen from among those made available by the Company for each Portfolio. The Annuity Tables, which are contained in the Contract and are used to calculate the value of the initial Variable Annuity Payment, are based on an assumed interest rate of 4%. If the actual net investment experience exactly equals the assumed interest rate, then the Variable Annuity Payments will remain the same (equal to the first Annuity Payment). However, if actual investment experience exceeds the assumed interest rate, the Variable Annuity Payments will increase; conversely, they will decrease if the actual experience is lower. The method of computation of Variable Annuity Payments is described in more detail in the Statement of Additional Information.

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

After the Annuity Date, you may change the Portfolio funding the Variable Annuity Payments on the appropriate Company form or by calling our Administrative Offices at 1-800-866-6007.

If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee's address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee's responsibility to keep the Company informed of the Payee's current address of record.

DEATH BENEFIT

Generally, federal tax law requires that if any Contract Owner is a natural person and dies before the Annuity Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the Primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

DEATH OF ANNUITANT BEFORE ANNUITY DATE

If the Annuitant dies prior to the Annuity Date, an amount will be paid as proceeds to the Annuitant's Beneficiary. The Death Benefit is calculated and is payable upon receipt of due Proof of Death of the Annuitant as well as proof that the Annuitant died prior to the Annuity Date. Upon receipt of this proof, the Death Benefit will be paid within seven days, or as soon thereafter as the Company has sufficient information about the Annuitant's Beneficiary to make the payment. The Annuitant's Beneficiary may receive the amount payable in a lump sum cash benefit or under one of the Annuity Payment Options.

The Death Benefit is the greater of:

  (1) The Accumulated Value on the date we receive due Proof of Death; or

  (2) The Adjusted Death Benefit.

During the first six Contract Years, the Adjusted Death Benefit will be the sum of all Net Purchase Payments made, less any partial withdrawals taken. During each subsequent six-year period, the Adjusted Death Benefit will be the Death Benefit on the last day of the previous six-year period plus any Net Purchase Payments made, less any partial withdrawals taken during the current six-year period. After the Annuitant attains age 75, the Adjusted Death Benefit will remain equal to the Death Benefit on the last day of the six-year period ending before age 75 occurs plus any Net Purchase Payments subsequently made, less any partial withdrawals subsequently taken.

DEATH OF ANNUITANT ON OR AFTER ANNUITY DATE

The Death Benefit, if any, payable if the Annuitant dies on or after the Annuity Date depends on the Annuity Payment Option selected. Upon the Annuitant's death, the remaining portion of the value of the Contract will be distributed to the Annuitant's Beneficiary at least as rapidly as under the method of distribution being used on the date of the Annuitant's death.

DESIGNATION OF AN ANNUITANT'S BENEFICIARY

The Contract Owner may select one or more Annuitant's Beneficiaries and name them in the application. Thereafter, while the Annuitant is living, the Contract Owner may change the Annuitant's Beneficiary by sending us the appropriate Company form. Such change will take effect on the date such form is signed by the Contract Owner but will not affect any payment made or other action taken before the Company acknowledges such form. You may also make the designation of Annuitant's Beneficiary irrevocable by sending us the appropriate Company form and obtaining approval from the Company. Changes in the Annuitant's Beneficiary may then be made only with the consent of the designated irrevocable Annuitant's Beneficiary.

If the Annuitant dies prior to the Annuity Date, the following will apply unless the Contract Owner has made other provisions.

  (a) If there is more than one Annuitant's Beneficiary, each will share in the Death Benefits equally;

  (b) If one or two or more Annuitant's Beneficiaries have already died, that share of the Death Benefit will be paid equally to the survivor(s);

  (c) If no Annuitant's Beneficiary is living, the proceeds will be paid to the Contract Owner;

  (d) If an Annuitant's Beneficiary dies at the same time as the Annuitant, the proceeds will be paid as though the Annuitant's Beneficiary had died first. If an Annuitant's Beneficiary dies within 15 days after the Annuitant's death and before the Company receives due proof of the Annuitant's death, proceeds will be paid as though the Annuitant's Beneficiary had died first.

If an Annuitant's Beneficiary who is receiving Annuity Payments dies, any remaining payments certain will be paid to that Annuitant's Beneficiary's named beneficiary(ies) when due. If no Annuitant's Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is the Annuitant, this right will pass to his or her estate. If a Life Annuity with Period Certain option was elected, and if the Annuitant dies on or after the Annuity Date, any unpaid payments certain will be paid to the Annuitant's Beneficiary or your designated Payee.

DEATH OF CONTRACT OWNER

DEATH OF CONTRACT OWNER BEFORE ANNUITY DATE. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies before the Annuity Date, the entire value of the Contract must be distributed within five years of the date of death. First exception: If the entire interest is to be distributed to the Owner's Designated Beneficiary, he or she may elect to have it paid as an annuity over his or her life or over a period certain not to exceed his or her life expectancy as long as the payments begin within one year of the date of death. Second exception: If the Owner's Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. ("Owner's Designated Beneficiary" means the natural person named by the Owner as a beneficiary and who becomes Owner of the Contract upon the Contract Owner's death.) If the Contract Owner and the Annuitant are the same person, then upon that person's death the Annuitant's Beneficiary is entitled to the Death Benefit. In this regard, see "Death of Annuitant Before Annuity Date," page 17.

DEATH OF CONTRACT OWNER ON OR AFTER ANNUITY DATE. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies on or after the Annuity Date, the remaining portions of the value of the Contract must be distributed at least as rapidly as under the method of distribution being used on the date of death.

NON-NATURAL PERSON AS CONTRACT OWNER. Where the Contract Owner is not a natural person, the death of the "primary Annuitant" is treated as the death of the Contract Owner for purposes of federal tax law. (The Code defines a primary Annuitant as the individual who is of primary importance in affecting the timing or the amount of payout under a Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the primary Annuitant is also treated as the death of the Contract Owner for purposes of federal tax law.

DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum Death Benefit due from the Separate Account will occur within 7 days from the date the election becomes effective except that the Company may be permitted to defer such payment if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted; or (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Contract Owners.

                          FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The ultimate effect of federal income taxes on the amounts paid for the Contract, on the investment return on assets held under a Contract, on Annuity Payments, and on the economic benefits to the Contract Owner, Annuitant or Annuitant's Beneficiary, depends on the terms of the Contract, the Company's tax status and upon the tax status of the individuals concerned. The following discussion is general in nature and is not intended as tax advice. You should consult a tax adviser regarding the tax consequences of purchasing a Contract. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury regulations or the current interpretations by the Internal Revenue Service. We reserve the right to make uniform changes in the Contract to the extent necessary to continue to qualify the Contract as an annuity. For a discussion of federal income taxes as they relate to the Funds, please see the accompanying Prospectuses for the Funds.

TAXATION OF ANNUITIES IN GENERAL

GENERAL RULE OF TAX DEFERRAL

Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under it. However, under certain circumstances, the increase in value may be subject to current federal income tax. (See "Annuity Contracts Owned by Non-Natural Persons," page 20 and "Diversification Standards," page 21.)

TAXATION OF FULL OR PARTIAL WITHDRAWALS

Section 72 provides that the proceeds of a full or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract," as that term is defined in the Code. The "investment in the Contract" can generally be described as the cost of the Contract, and generally constitutes all Purchase Payments paid for the Contract less any amounts received under the Contract that are excluded from the individual's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

Upon receipt of a full or partial withdrawal or an Annuity Payment under the Contract, you will be taxed if the value of the Contract exceeds the investment in the Contract. Generally, the taxable portion of such payments will be taxed at ordinary income tax rates. Partial withdrawals are generally taken out of earnings first and then investment in the Contract.

TAXATION OF ANNUITY PAYMENTS

For Fixed Annuity Payments, in general, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income tax rates. For Variable Annuity Payments, in general, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed at ordinary income tax rates. Once the excludible portion of Annuity Payments to date equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable.

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after tax contributions, the Contract Owner is entitled to exclude the portion of each withdrawal or annuity payment constituting a return of after tax contributions. Once all of your after tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

TAX WITHHOLDING

Withholding of federal income taxes on all distributions is required unless the recipient elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, taxes will be withheld on distributions to nonresident aliens at a 30% flat rate unless an exemption from withholding applies under the applicable tax treaty.

PENALTY TAXES

With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. However, the penalty tax will not apply to withdrawals (i) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, the death of the Annuitant, who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts; (ii) attributable to the taxpayer's becoming disabled within the meaning of Code Section 72(m)(7);
(iii) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from a qualified plan (note, however, other penalties may apply); (v) under a qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract as defined in Section 72(u)(4); (vii) allocable to the investment in the Contract prior to August 14, 1982; or (viii) that are purchased by an employer on termination of certain types of qualified plans and that are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under Qualified Contracts.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (iii) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2. The tax penalty may also not apply to distributions from Qualified Contracts issued under Section 408(b) or 408A of the Code used to pay qualified higher education expenses or the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer.

ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where the Contract is held by a non-natural person (for example, a corporation), the Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is includible in taxable income each year. The rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the Contract is acquired by the estate of a decedent, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased by an employer on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity, as defined under Section 72(u)(4) of the Code.

MULTIPLE-CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer's gross income. Thus, any amount received under any Contract prior to the Contract's Annuity Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code
Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. The aggregation rules do not apply to immediate annuities as defined under Section 72(u)(4) of the Code. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts.

TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The investment in the Contract of the transferee will be increased by any amount included in the Contract Owner's income. This provision, however, does not apply to those transfers between spouses or former spouses incident to a divorce which are governed by Code Section 1041(a).

ASSIGNMENTS OF ANNUITY CONTRACTS

A transfer of ownership of a Contract, a collateral assignment or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant or beneficiary that are not discussed herein. A Contract Owner contemplating such a transfer or assignment of a Contract should contact a tax adviser with respect to the potential tax effects of such a transaction.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

DIVERSIFICATION STANDARDS

To comply with certain diversification regulations (the "Regulations") under Code Section 817(h), one year after the start up period, each Subaccount of the Separate Account will be required to diversify its investments. The Regulations generally require that on the last day of each quarter of a calendar year, no more than 55% of the value of each Subaccount of the Separate Account is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolios in which each such Subaccount invests. The Company believes that under this rule, the Separate Account must be tested for compliance with the percentage limitations by "looking through" both the shares in Portfolios that are held by the Separate Account and the shares in the Underlying Funds that are held by the Portfolios to the investment assets held by the Underlying Funds. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality will be treated as a separate issuer for purposes of those limitations.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or ruling are issued, the Contracts may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contracts, as necessary, to prevent the Contract Owner from being considered the owner of assets of the Separate Account.

We intend to comply with the Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

                              GENERAL INFORMATION

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio, or of another registered, open-end management investment company, if the shares of the Portfolios are no longer available for investment, or, if in the Company's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to a Contract Owner's interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

New portfolios may be established at the discretion of the Company. Any new portfolios will be made available to existing Contract Owners on a basis to be determined by the Company. The Company may also eliminate one or more Portfolios if marketing, tax, investment or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

VOTING RIGHTS

The Trust does not hold regular meetings of shareholders. The Trustees of the Trust may call special meetings of shareholders as may be required by the 1940 Act or other applicable law. To the extent required by law, the Portfolio shares held in the Separate Account will be voted by the Company at shareholder meetings of the Trust in accordance with instructions received from persons having voting interests in the corresponding Portfolio. Trust shares as to which no timely instructions are received or shares held by the Company as to which Contract Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

The number of votes that are available to a Contract Owner will be calculated separately for each Portfolio. That number will be determined by applying his or her percentage interest, if any, in a particular Portfolio to the total number of votes attributable to the Portfolio.

Prior to the Annuity Date, a Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Annuity Date, the person receiving Annuity Payments has the voting interest. The number of votes after the Annuity Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Annuity Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the corresponding Portfolio. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Trust.

YEAR 2000 MATTERS

In March 1997, the Company adopted and currently has in place a Year 2000 Assessment and Planning Project (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compatible. The Plan provides for a management process that ensures that when a particular system, or software application, is determined to be "non-compliant" the proper steps are in place to either remedy the "non-compliance" or cease using the particular system or software. The Plan also provides that the Chief Information Officer report to the Board of Directors as to the status of the efforts under the Plan on a regular and routine basis. The Company has engaged the services of a third-party provider that is specialized in Year 2000 issues to work on the project.

The Plan has four specific objectives: (1) to develop an inventory of all applications; (2) to evaluate all applications in the inventory to determine the most prudent manner to move them to Year 2000 compliance, if required; (3) to estimate budgets, resources and schedules for the migration of the "affected" applications to Year 2000 compliance; and (4) to define testing and deployment requirements to successfully manage validation and re-deployment of any changed code. It is anticipated that all compliance issues will be resolved by December 1998.

As of the date of this Prospectus, the Company has identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

The Year 2000 computer problem, and its resolution, is complex and multifaceted, and the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that the systems or equipment addresses Year 2000 data prior to the Year 2000). Even with appropriate and diligent pursuit of a well conceived response plan, including testing procedures, there is no certainty that any company will achieve complete success. Further, notwithstanding its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failures to act) of third parties beyond its knowledge or control.

AUDITORS

Ernst & Young LLP serves as independent auditors for the Separate Account and the Company and will audit their financial statements annually.

LEGAL MATTERS

Jorden Burt Boros Cicchetti Berenson & Johnson LLP of Washington, D.C. has provided legal advice relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of New York law pertaining to the validity of the Contract and the Company's right to issue such Contracts have been passed upon by Gregory E. Miller- Breetz, Esquire, on behalf of the Company.

                TABLE OF CONTENTS FOR THE PGA RETIREMENT ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE
THE CONTRACT..............................................................   1
  Computation of Variable Annuity Income Payments.........................   1
  Exchanges...............................................................   2
  Exceptions to Charges and to Transaction or Balance Requirements........   2
GENERAL MATTERS...........................................................   3
  Non-Participating.......................................................   3
  Misstatement of Age or Sex..............................................   3
  Assignment..............................................................   3
  Annuity Data............................................................   3
  Annual Statement........................................................   3
  Incontestability........................................................   4
  Ownership...............................................................   4
PERFORMANCE INFORMATION...................................................   4
  30-Day Yield for Subaccounts............................................   4
  Standardized Average Annual Total Return for Subaccounts................   5
ADDITIONAL PERFORMANCE MEASURES...........................................   6
  Non-Standardized Actual Total Return and Non-Standardized Actual Average
   Annual Total Return....................................................   6
  Non-Standardized Total Return Year-to-Date..............................   6
  Non-Standardized One Year Return........................................   6
PERFORMANCE COMPARISONS...................................................   7
SAFEKEEPING OF ACCOUNT ASSETS.............................................  10
THE COMPANY...............................................................  10
STATE REGULATION..........................................................  10
RECORDS AND REPORTS.......................................................  10
DISTRIBUTION OF THE CONTRACTS.............................................  11
LEGAL PROCEEDINGS.........................................................  11
OTHER INFORMATION.........................................................  11
FINANCIAL STATEMENTS......................................................  11

               FIRST PROVIDIAN LIFE AND HEALTH INSURANCE COMPANY
                              SEPARATE ACCOUNT C
                  STATEMENT OF ADDITIONAL INFORMATION
                 FOR THE ADVISOR'S EDGE VARIABLE ANNUITY
                   AND FOR THE DIMENSIONAL VARIABLE ANNUITY

                  Offered by First Providian Life and Health
                 Insurance Company (A New York Stock Company)
                            Administrative Offices
                              520 Columbia Drive
                         Johnson City, New York 13790

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advisor's Edge and the Dimensional Variable Annuity variable annuity contracts (the "Contracts" and each a "Contract," respectively) offered by First Providian Life and Health Insurance Company (the "Company"). You may obtain a copy of either or both Prospectuses dated May 1, 1998, by calling 1-800-797-9177 or by writing to our Administrative Offices, 520 Columbia Drive, Johnson City, New York 13790. Terms used in the current Prospectuses for the respective Contracts are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE APPLICABLE PROSPECTUS FOR EACH CONTRACT.

                                  May 1, 1998

TABLE OF CONTENTS                                                                                 PAGE
-----------------                                                                                 ----
THE CONTRACTS.....................................................................................  2
 Computation of Variable Annuity Income Payments..................................................  2
 Exchanges........................................................................................  3
 Exceptions to Charges and to Transaction or Balance Requirements.................................  3
GENERAL MATTERS...................................................................................  3
 Non-Participating................................................................................  3
 Misstatement of Age or Sex.......................................................................  3
 Assignment.......................................................................................  4
 Annuity Data.....................................................................................  4
 Annual Statement.................................................................................  4
 Incontestability.................................................................................  4
 Ownership........................................................................................  4
PERFORMANCE INFORMATION...........................................................................  4
 Federated Prime Money Portfolio Subaccount Yield.................................................  5
 30-Day Yield for Non-Money Market Subaccounts....................................................  5
 Standardized Average Annual Total Return for Subaccounts.........................................  6
ADDITIONAL PERFORMANCE MEASURES...................................................................  6
 Non-Standardized Actual Total Return and Non-Standardized Actual Average Annual Total
  Return..........................................................................................  6
 Non-Standardized Total Return Year-to-Date.......................................................  6
 Non-Standardized One Year Return.................................................................  7
 Non-Standardized Hypothetical Total Return and Non-Standardized Hypothetical Average
   Annual Total Return............................................................................  7
 Individualized Computer Generated Illustrations..................................................  7
PERFORMANCE COMPARISONS...........................................................................  7
SAFEKEEPING OF ACCOUNT ASSETS.....................................................................  9
THE COMPANY....................................................................................... 10
STATE REGULATION.................................................................................. 10
RECORDS AND REPORTS............................................................................... 10
DISTRIBUTION OF THE CONTRACTS..................................................................... 10
LEGAL PROCEEDINGS................................................................................. 11
OTHER INFORMATION................................................................................. 11
FINANCIAL STATEMENTS.............................................................................. 11
  Audited Financial Statements.................................................................... 11

                                 THE CONTRACTS

In order to supplement the description in the applicable Prospectus, the following provides additional information about the Contracts which may be of interest to Contract Owners.

PLEASE NOTE THE FOLLOWING INFORMATION IN CONNECTION WITH THIS STATEMENT OF ADDITIONAL INFORMATION AND THE CONTRACT PROSPECTUSES.

On and after March 31, 1997, the following portfolios are available through the Dimensional Variable Annuity contract (and no longer offered through the Advisor's Edge variable annuity contract):

    DFA Small Value Portfolio             DFA International Small Portfolio
    DFA Large Value Portfolio             DFA Short-Term Fixed Portfolio
    DFA International Value Portfolio     DFA Global Bond Portfolio

On and after the same date, the following portfolios are available through the Advisor's Edge variable annuity contract:

   Federated American Leaders Portfolio   Wanger International Small Cap
   Federated Utility Portfolio                   Advisor Portfolio
   Federated High Income Bond
          Portfolio
   Federated U.S. Government
          Securities Portfolio
   Montgomery Growth Portfolio
   Montgonery Emerging Markets
          Portfolio
   Wanger U.S. Small Cap Advisor
          Portfolio

On and after such date the following portfolio is available through both the Advisor's Edge and Dimensional Variable Annuity contracts:

   Federated Prime Money Portfolio

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

The amounts shown in the Annuity Tables contained in your Contract represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your Contract corresponding to the Annuity Payment Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment. The Company may, at the time annuity income payments are computed, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days prior to the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an Exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

     (a)   =  the Annuity Unit Value for the immediately preceding Business Day;

     (b)   =  the Net Investment Factor for the day;

     (c) = the investment result adjustment factor (.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

     (a) = any increase or decrease in the value of the Subaccount due to investment results;

     (b) = a daily charge assessed at an annual rate of .50% for the mortality and expense risks assumed by the Company;

     (c) = a daily charge for the cost of administering the Contract corresponding to an annual charge of .15% of the value of the Subaccount, plus the Annual Contract Fee.

The Annuity Tables contained in the Contract are based on the 1983 Table "A" Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year.

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing Subaccount to Annuity Units of any other Subaccount(s) then available. The written request for an Exchange must be received by us, however, at least 10 Business Days prior to the first payment date on which the Exchange is to take effect. This Exchange shall result in the same dollar amount as that of the Annuity Payment on the date of Exchange (the "Exchange Date"). Each year you may make an unlimited number of free Exchanges between Subaccounts. The Company reserves the right to impose a $15 fee for Exchanges in excess of twelve per Contract Year.

Exchanges will be made using the Annuity Unit Value for the Subaccounts on the date the written request for Exchange is received. On the Exchange Date, the Company will establish a value for the current Subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing Subaccounts and compute the number of Annuity Units for the new Subaccounts by dividing the Annuity Unit Value of the new Subaccounts into the value previously calculated for the existing Subaccounts.

EXCEPTIONS TO CHARGES AND TO TRANSACTION OR BALANCE REQUIREMENTS

The Company may reduce administrative charges or other deductions from Purchase Payments in certain situations where the Company expects to realize significant economies of scale or other economic benefits with respect to the sale of Contracts. This is possible because sales costs do not increase in proportion to the dollar amount of the Contracts sold. For example, the per-dollar transaction cost for a sale of a Contract equal to $5,000 is generally much higher than the per-dollar cost for a sale of a Contract equal to $1,000,000. As a result, any applicable sales charge declines as a percentage of the dollar amount of Contracts sold as the dollar amount increases.

The Company may also reduce any applicable sales loads and reduce administrative charges and fees on sales to directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company, its ultimate parent company, and their affiliates and certain sales representatives for the Contract. The Company may also grant waivers or modifications of certain minimum or maximum purchase or transaction amounts or balance requirements in these circumstances.

Notwithstanding the above, any variations in the sales loads, administrative charges or other deductions from Purchase Payments or in the minimum or maximum transaction or balance requirements shall reflect differences in costs or services and shall not be unfairly discriminatory against any person.


                                GENERAL MATTERS

NON-PARTICIPATING

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

MISSTATEMENT OF AGE OR SEX

The Company may require proof of age and sex before making Annuity Payments. If the Annuitant's stated age, sex or both in the Contract are incorrect, the Company will change the annuity benefits payable to those benefits which the Purchase Payments would have purchased for the correct age and sex. In the case of correction of the stated age and/or sex after payments have commenced, the Company will (1) in the case of underpayment, pay the full amount due with the next payment; (2) in the case of overpayment, deduct the amount due from one or more future payments.

ASSIGNMENT

Any Non-Qualified Contract may be assigned by you prior to the Annuity Date and during the Annuitant's lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives the appropriate Company form notifying the Company of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the appropriate Company form.

ANNUITY DATA

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

ANNUAL STATEMENT

Once each Contract Year, the Company will send you an annual statement of the current Accumulated Value allocated to each Subaccount; and any Purchase Payments, charges, Exchanges or withdrawals during the year. This report will also give you any other information required by law or regulation. You may ask for an annual statement like this at any time. We will also send you quarterly statements. However, we reserve the right to discontinue quarterly statements at any time.

INCONTESTABILITY

This Contract is incontestable from the Contract Date, subject to the "Misstatement of Age or Sex" provision.

OWNERSHIP

The Contract Owner on the Contract Date is the Annuitant, unless otherwise specified in the application. The Contract Owner may specify a new Contract Owner by sending us the appropriate Company form at any time thereafter. The term Contract Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. During the Annuitant's lifetime, all rights and privileges under this Contract may be exercised solely by the Contract Owner. Upon the death of the Contract Owner, ownership is retained by the surviving Joint Owner or passes to the Owner's Designated Beneficiary, if one has been designated by the Contract Owner. If no Owner's Designated Beneficiary has been selected or if no Owner's Designated Beneficiary is living, then the Owner's Designated Beneficiary is the Contract Owner's estate. From time to time the Company may require proof that the Contract Owner is still living.


                            PERFORMANCE INFORMATION

Performance information for the Subaccounts including the yield and effective yield of the Federated Prime Money Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Where applicable in calculating performance information, the Annual Contract Fee is reflected as a percentage equal to the estimated total amount of fees collected during a calendar year divided by the estimated total average net assets of the Portfolios during the same calendar year. The fee is assumed to remain the same in each year of the applicable period. (With respect to partial year periods, if any, the Annual Contract Fee is pro-rated to reflect only the applicable portion of the partial year period.)

Certain total return and performance information for operations of the DFA Small Value Portfolio, DFA Large Value Portfolio, DFA International Value Portfolio, DFA International Small Portfolio, DFA Short-Term Fixed Portfolio and DFA Global Bond Portfolio for periods prior to 3/31/97 reflect operations of these Subaccounts in the Advisor's Edge Variable Annuity.

Until October 1995, the DFA Large Value Portfolio (formerly DFA Global Value Portfolio) invested its assets in both U.S. and international securities. Depending on the period presented, total return and performance information presented for the DFA Large Value Portfolio may reflect the performance of the Portfolio when it invested in the stocks of both U.S. and international companies. Total return and performance information for the DFA Large Value Portfolio which includes the period prior to October 1995 should not be considered indicative of the Portfolio's future performance.

Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: 1/23/97 for DFA Global Bond Portfolio; 1/23/97 for DFA International Small Portfolio; 1/23/97 for DFA International Value Portfolio; 1/23/97 for DFA Large Value Portfolio; 2/21/97 for DFA Short-Term Fixed Portfolio; 1/23/97 for DFA Small Value Portfolio; 1/22/97 for Federated Prime Money Portfolio; 5/1/97 for Federated American Leaders Portfolio; 5/1/97 for Federated Utility Portfolio; 3/7/97 for Federated U.S. Government Securities Portfolio; 5/1/97 for Federated High Income Bond Portfolio; 5/1/97 for Montgomery Growth Portfolio; 2/26/97 for Montgomery Emerging Markets Portfolio; 5/1/97 for Wanger U.S. Small Cap Advisor Portfolio; and 5/1/97 for Wanger International Small Cap Advisor Portfolio.


Where applicable, the following Fund inception dates are used in the calculation of performance figures: 1/18/95 for DFA Global Bond Portfolio; 10/6/95 for DFA International Small Portfolio; 10/3/95 for DFA International Value Portfolio; 1/18/95 for DFA Large Value Portfolio; 10/9/95 for DFA Short-Term Fixed Portfolio; 10/6/95 for DFA Small Value Portfolio; 11/21/94 for Federated Prime Money Portfolio; 2/10/94 for Federated American Leaders Portfolio; 2/10/94 for Federated Utility Portfolio; 3/28/94 for Federated U.S. Government Securities Portfolio; 2/2/94 for Federated High Income Bond Portfolio; 2/12/96 for Montgomery Growth Portfolio; 2/5/96 for Montgomery Emerging Markets Portfolio; 5/3/95 for Wanger U.S. Small Cap Advisor Portfolio; and 5/3/95 for Wanger International Small Cap Advisor Portfolio.

FEDERATED PRIME MONEY PORTFOLIO SUBACCOUNT YIELDS

Current yield for the Federated Prime Money Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                       Effective Yield = [((Base Period Return)+1)/365/7/] - 1

30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

                       YIELD = 2[(a-b + 1)/6/ - 1]
                                  ---
                                  cd

     Where:

     [a] equals the net investment income earned during the period by the Portfolio attributable to shares owned by a Subaccount

     [b]  equals the expenses accrued for the period (net of reimbursement)

     [c]  equals the average daily number of Units outstanding during the period

     [d] equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Portfolio in which the Subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS

When advertising performance of the Subaccounts, the Company will show the "Standardized Average Annual Total Return," calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads (including any contingent deferred sales load), the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

                                 P(1 + T)/n/ = ERV

     Where:

     (1)  [P] equals a hypothetical initial Purchase Payment of $1,000

     (2)  [T] equals an average annual total return

     (3)  [n] equals the number of years

     (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 Purchase Payment made at the beginning of the period (or fractional portion thereof)


The following table shows the Standardized Average Annual Total Return for the Subaccounts for the period beginning at the inception of each Subaccount and ending on December 31, 1997.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 12/31/97

                                                         Since
        Subaccount                  One Year*     Portfolio Inception
        ----------                  ---------     -------------------
Federated Prime Money                  N/A                4.01%
Federated American Leaders             N/A               23.02%
Federated U.S. Gov't Securities        N/A                7.48%
Federated Utility                      N/A               24.74%
Federated High Income Bond             N/A               11.54%
Wanger Int'l Small Cap                 N/A               -4.33%
Wanger U.S. Small Cap                  N/A               33.94%
Montgomery Emerging Markets            N/A              -11.76%
Montgomery Growth                      N/A               23.87%
DFA Global Bond                        N/A                6.37%
DFA Large Value                        N/A               22.39%
DFA Int'l Value                        N/A               -0.08%
DFA Int'l Small                        N/A              -25.26%
DFA Small Value                        N/A               26.42%
DFA Short-Term Fixed                   N/A                4.24%

*Returns shown are for the period from each Portfolio's inception date. As of 12/31/97, the Portfolios had not been in operation for an entire year.

ADDITIONAL PERFORMANCE MEASURES
-------------------------------

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show Non-Standardized Actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year, the Non-Standardized Actual Total Return and the Non-Standardized Actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (See Fee Table in the Prospectus), the Non-Standardized Actual Total Return and Non-Standardized Actual Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED ACTUAL TOTAL RETURN FOR PERIOD ENDING 12/31/97

                                                         Since
                                                         -----
        Subaccount                  One Year*     Portfolio Inception
        ----------                  ---------     -------------------
Federated Prime Money                  N/A                4.04%
Federated American Leaders             N/A               23.04%
Federated U.S. Gov't Securities        N/A                7.51%
Federated Utility                      N/A               24.76%
Federated High Income Bond             N/A               11.56%
Wanger Int'l Small Cap                 N/A               -4.31%
Wanger U.S. Small Cap                  N/A               33.96%
Montgomery Emerging Markets            N/A              -11.73%
Montgomery Growth                      N/A               23.89%
DFA Global Bond                        N/A                6.40%
DFA Large Value                        N/A               22.42%
DFA Int'l Value                        N/A               -0.05%
DFA Int'l Small                        N/A              -25.23%
DFA Small Value                        N/A               26.45%
DFA Short-Term Fixed                   N/A                4.26%

*Returns shown are for the period from each Portfolio's inception date. As of 12/31/97, the Portfolios had not been in operation for an entire year.

NON-STANDARDIZED ACTUAL AVERAGE ANNUAL RETURN FOR PERIOD ENDING 12/31/97

                                                         Since
                                                         -----
        Subaccount                  One Year*     Portfolio Inception
        ----------                  ---------     -------------------
Federated Prime Money                  N/A                4.04%
Federated American Leaders             N/A               23.04%
Federated U.S. Gov't Securities        N/A                7.51%
Federated Utility                      N/A               24.76%
Federated High Income Bond             N/A               11.56%
Wanger Int'l Small Cap                 N/A               -4.31%
Wanger U.S. Small Cap                  N/A               33.96%
Montgomery Emerging Markets            N/A              -11.73%
Montgomery Growth                      N/A               23.89%
DFA Global Bond                        N/A                6.40%
DFA Large Value                        N/A               22.42%
DFA Int'l Value                        N/A               -0.05%
DFA Int'l Small                        N/A              -25.23%
DFA Small Value                        N/A               26.45%
DFA Short-Term Fixed                   N/A                4.26%

*Returns shown are for the period from each Portfolio's inception date. As of 12/31/97, the Portfolios had not been in operation for an entire year.

NON-STANDARDIZED TOTAL RETURN YEAR-TO-DATE

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED TOTAL RETURN YEAR-TO-DATE

                                                    Total Return YTD
                                                    ----------------
        Subaccount                                  as of 12/31/97*
        ----------                                  ----------------
Federated Prime Money                                     4.04%
Federated American Leaders                               23.04%
Federated U.S. Gov't Securities                           7.51%
Federated Utility                                        24.76%
Federated High Income Bond                               11.56%
Wanger Int'l Small Cap                                   -4.31%
Wanger U.S. Small Cap                                    33.96%
Montgomery Emerging Markets                             -11.73%
Montgomery Growth                                        23.89%
DFA Global Bond                                           6.40%
DFA Large Value                                          22.42%
DFA Int'l Value                                          -0.05%
DFA Int'l Small                                         -25.23%
DFA Small Value                                          26.45%
DFA Short-Term Fixed                                      4.26%

*Returns shown are for the period from each Portfolio's inception date. As of 12/31/97, the Portfolios had not been in operation for an entire year.

NON-STANDARDIZED ONE YEAR RETURN

The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of Portfolio inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the historical performance of the Portfolios as if the Contract were in existence before its inception date (which it was not). After the Contract's inception date, the figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.



          Subaccount                     1997              1996            1995
          ----------                     ----              ----            ----
Federated Prime Money                     4.25%             4.08%           4.52%
Federated American Leaders               31.48%            20.78%          32.85%
Federated U.S. Gov't Securities           7.88%             3.12%           8.20%
Federated Utility                        25.82%            10.84%          23.39%
Federated High Income Bond               13.09%            13.58%          19.61%
Wanger Int'l Small Cap                   -4.35%            30.84%           N/A
Wanger U.S. Small Cap                    25.64%            45.37%           N/A
Montgomery Emerging Markets              -1.22%             N/A             N/A
Montgomery Growth                        27.74%             N/A             N/A
DFA Global Bond                           7.09%             8.27%           N/A
DFA Large Value                          28.39%            17.72%           N/A
DFA Int'l Value                          -2.86%             6.41%           N/A
DFA Int'l Small                         -25.56%            -0.39%           N/A
DFA Small Value                          29.60%            21.26%           N/A
DFA Short-Term Fixed                      5.00%             4.51%           N/A

NON-STANDARDIZED HYPOTHETICAL TOTAL RETURN AND NON-STANDARDIZED HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN


The Company may show Non-Standardized Hypothetical Total Return and Non-Standardized Hypothetical Average Annual Total Return, calculated on the basis of the historical performance of the Portfolios (calculated beginning from the end of the year of inception for each Portfolio) and may assume the Contract was in existence prior to its inception date (which it was not). After the Contract's inception date, the calculations will reflect actual Accumulation Unit Values. These returns are based on specified premium patterns which produce the resulting Accumulated Values. However, they reflect a deduction for the Separate Account expenses and Portfolio expenses. They do not include the Annual Contract Fee, any sales loads or Premium Taxes (if any), which if included would reduce the percentages reported.

The Non-Standardized Hypothetical Total Return for a Subaccount is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period.

The Non-Standardized Hypothetical Average Annual Total Return for a Subaccount is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

            HYPOTHETICAL TOTAL RETURNS FOR PERIODS ENDING 12/31/97
                    (BASED ON SINGLE INITIAL PURCHASE)

                                                                                     Total
                                                                                   Since Fund
          Subaccount                    One Year           Three Year          Inception Year-End
          ----------                    -------            ----------          ------------------
Federated Prime Money                     4.25%               13.41%                  13.86%
Federated American Leaders               31.48%              110.97%                 105.76%
Federated U.S. Gov't Securities           7.88%               20.37%                  23.29%
Federated Utility                        25.82%               72.08%                  65.43%
Federated High Income Bond               13.09%               53.65%                  46.04%
Wanger Int'l Small Cap                   -4.35%                N/A                    67.63%
Wanger U.S. Small Cap                    25.64%                N/A                   110.97%
Montgomery Emerging Markets              -1.22%                N/A                     4.86%
Montgomery Growth                        27.74%                N/A                    61.57%
DFA Global Bond                           7.09%                N/A                    31.03%
DFA Large Value                          28.39%                N/A                    81.87%
DFA Int'l Value                          -2.86%                N/A                     8.93%
DFA Int'l Small                         -25.56%                N/A                   -24.77%
DFA Small Value                          29.60%                N/A                    56.33%
DFA Short-Term Fixed                      5.00%                N/A                    10.89%



              HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/97
                               (BASED ON SINGLE INITIAL PURCHASE)

                                                                                     Total
                                                                                   Since Fund
          Subaccount                    One Year           Three Year          Inception Year-End
          ----------                    --------           ----------          ------------------
Federated Prime Money                     4.25%               4.28%                   4.26%
Federated American Leaders               31.48%              28.26%                  20.39%
Federated U.S. Gov't Securities           7.88%               6.37%                   5.72%
Federated Utility                        25.82%              19.83%                  13.82%
Federated High Income Bond               13.09%              15.39%                  10.17%
Wanger Int'l Small Cap                   -4.35%               N/A                    21.40%
Wanger U.S. Small Cap                    25.64%               N/A                    32.35%
Montgomery Emerging Markets              -1.22%               N/A                     2.53%
Montgomery Growth                        27.74%               N/A                    29.01%
DFA Global Bond                           7.09%               N/A                     9.59%
DFA Large Value                          28.39%               N/A                    22.47%
DFA Int'l Value                          -2.86%               N/A                     3.88%
DFA Int'l Small                         -25.56%               N/A                   -11.95%
DFA Small Value                          29.60%               N/A                    22.11%
DFA Short-Term Fixed                      5.00%               N/A                     4.75%

Note: Advertisements and other sales literature for the Portfolios may quote total returns that are calculated on non-standardized base periods. These total returns also represent historical change in the value of an investment in the Portfolios based on monthly reinvestment of dividends over a specific period of time.


            FEDERATED PRIME MONEY PORTFOLIO                            FEDERATED PRIME MONEY PORTFOLIO

    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1994             $50,000 PURCHASE PAYMENT MADE DECEMBER 31, 1994
          AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   ------     ----------
12/31/94      $2,000        N/A         N/A       N/A      12/31/94     $50,000        N/A         N/A       N/A          N/A
12/31/95      $4,000      $2,090       4.52%     4.52%     12/31/95     $50,000      $52,260      4.52%     4.52%        4.52%
12/31/96      $6,000      $4,257       4.08%     4.22%     12/31/96     $50,000      $54,391      4.08%     4.30%        8.78%
12/31/97      $8,000      $6,523       4.25%     4.24%     12/31/97     $50,000      $56,703      4.25%     4.28%       13.41%


         FEDERATED AMERICAN LEADERS PORTFOLIO                       FEDERATED AMERICAN LEADERS PORTFOLIO

    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1994             $50,000 PURCHASE PAYMENT MADE DECEMBER 31, 1994
          AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   ------     ----------
12/31/94      $2,000        N/A         N/A       N/A      12/31/94     $50,000        N/A         N/A      N/A          N/A
12/31/95      $4,000       $2,657      32.85%   32.85%     12/31/95     $50,000      $66,425      32.85%   32.85%       32.85%
12/31/96      $6,000       $5,625      20.78%   25.00%     12/31/96     $50,000      $80,230      20.78%   26.67%       60.46%
12/31/97      $8,000      $10,025      31.48%   27.96%     12/31/97     $50,000     $105,486      31.48%   28.26%      110.97%

       FEDERATED U.S. GOV'T SECURITIES PORTFOLIO                  FEDERATED U.S. GOV'T SECURITIES PORTFOLIO

    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1994         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
          AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   ------     ----------
12/31/94      $2,000        N/A         N/A       N/A      12/31/94     $50,000        N/A         N/A      N/A          N/A
12/31/95      $4,000      $2,164       8.20%     8.20%     12/31/95     $50,000      $54,101      8.20%    8.20%         8.20%
12/31/96      $6,000      $4,294       3.12%     4.82%     12/31/96     $50,000      $55,790      3.12%    5.63%        11.58%
12/31/97      $8,000      $6,790       7.88%     6.31%     12/31/97     $50,000      $60,184      7.88%    6.37%        20.37%

             FEDERATED UTILITY PORTFOLIO                                FEDERATED UTILITY PORTFOLIO

    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1994         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
         AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   ------     ----------
12/31/94      $2,000        N/A         N/A       N/A      12/31/94     $50,000        N/A         N/A      N/A          N/A
12/31/95      $4,000      $2,468       23.39%   23.39%     12/31/95     $50,000      $61,696      23.39%   23.39%       23.39%
12/31/96      $6,000      $4,952       10.84%   15.11%     12/31/96     $50,000      $68,386      10.84%   16.95%       36.77%
12/31/97      $8,000      $8,747       25.82%   20.07%     12/31/97     $50,000      $86,041      25.82%   19.83%       72.08%

         FEDERATED HIGH INCOME BOND PORTFOLIO                       FEDERATED HIGH INCOME BOND PORTFOLIO

    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1994         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1994
          AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   ------     ----------
12/31/94      $2,000        N/A         N/A       N/A      12/31/94     $50,000        N/A         N/A      N/A          N/A
12/31/95      $4,000      $2,392       19.61%    19.61%    12/31/95     $50,000      $59,807      19.61%   19.61%       19.61%
12/31/96      $6,000      $4,989       13.58%    15.67%    12/31/96     $50,000      $67,930      13.58%   16.56%       35.86%
12/31/97      $8,000      $7,904       13.09%    14.43%    12/31/97     $50,000      $76,824      13.09%   15.39%       53.65%

           WANGER INT'L SMALL CAP PORTFOLIO                          WANGER INT'L SMALL CAP PORTFOLIO

    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1995         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1995
          AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   -------    ----------
12/31/95      $2,000        N/A         N/A      N/A       12/31/95     $50,000        N/A         N/A       N/A         N/A
12/31/96      $4,000      $2,617       30.84%   30.84%     12/31/96     $50,000      $65,419      30.84%    30.84%      30.84%
12/31/97      $6,000      $4,416       -4.35%    6.78%     12/31/97     $50,000      $62,573      -4.35%    11.87%      25.15%

            WANGER U.S. SMALL CAP PORTFOLIO                            WANGER U.S SMALL CAP PORTFOLIO

    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1995         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1995
         AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   ------     ----------
12/31/95      $2,000        N/A         N/A      N/A       12/31/95     $50,000        N/A         N/A      N/A          N/A
12/31/96      $4,000      $2,907       45.37%   45.37%     12/31/96     $50,000      $72,687      45.37%   45.37%       45.37%
12/31/97      $6,000      $6,166       25.64%   32.57%     12/31/97     $50,000      $91,322      25.64%   35.15%       82.64%

         MONTGOMERY EMERGING MARKETS PORTFOLIO                     MONTGOMERY EMERGING MARKETS PORTFOLIO

    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1996         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1996
          AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   ------     ----------
12/31/96      $2,000        N/A         N/A       N/A      12/31/96     $50,000        N/A         N/A      N/A          N/A
12/31/97      $4,000      $1,976       -1.22%   -1.22%     12/31/97     $50,000      $49,388      -1.22%   -1.22%       -1.22%

              MONTGOMERY GROWTH PORTFOLIO                               MONTGOMERY GROWTH PORTFOLIO

    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1996         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1996
         AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   ------     ----------
12/31/96      $2,000        N/A         N/A       N/A      12/31/96     $50,000        N/A         N/A       N/A          N/A
12/31/97      $4,000      $2,555       27.74%   27.74%     12/31/97     $50,000      $63,869      27.74%    27.74%      27.74%


               DFA GLOBAL BOND PORTFOLIO                                  DFA GLOBAL BOND PORTFOLIO
    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1995         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1995
          AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   ------     ----------
12/31/95      $2,000        N/A         N/A       N/A      12/31/95     $50,000        N/A         N/A      N/A          N/A
12/31/96      $4,000      $2,165       8.27%     8.27%     12/31/96     $50,000      $54,135      8.27%    8.27%         8.27%
12/31/97      $6,000      $4,461       7.09%     7.50%     12/31/97     $50,000      $57,974      7.09%    7.68%        15.95%


               DFA LARGE VALUE PORTFOLIO                                 DFA LARGE VALUE PORTFOLIO
    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1995         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1995
         AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   ------     ----------
12/31/95      $2,000        N/A         N/A       N/A      12/31/95     $50,000        N/A         N/A      N/A          N/A
12/31/96      $4,000      $2,354       17.72%   17.72%     12/31/96     $50,000      $58,858      17.72%   17.72%       17.72%
12/31/97      $6,000      $5,591       28.39%   24.51%     12/31/97     $50,000      $75,568      28.39%   22.94%       51.14%

           DFA INTERNATIONAL VALUE PORTFOLIO                         DFA INTERNATIONAL VALUE PORTFOLIO
    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1995         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1995
          AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   ------     ----------
12/31/95     $2,000        N/A          N/A        N/A        12/31/95   $50,000     N/A          N/A       N/A        N/A
12/31/96     $4,000        $2,128       6.41%      6.41%      12/31/96   $50,000     $53,206      6.41%     6.41%      6.41%
12/31/97     $6,000        $4,010       -2.86%     0.17%      12/31/97   $50,000     $51,681      -2.86%    1.67%      3.36%


           DFA INTERNATIONAL SMALL PORTFOLIO                         DFA INTERNATIONAL SMALL PORTFOLIO
    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1995         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1995
          AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   -------    ----------
12/31/95      $2,000        N/A          N/A      N/A      12/31/95     $50,000        N/A          N/A      N/A         N/A
12/31/96      $4,000      $1,992        -0.39%   -0.39%    12/31/96     $50,000      $49,804       -0.39%   -0.39%      -0.39%
12/31/97      $6,000      $2,972       -25.56%  -18.24%    12/31/97     $50,000      $37,073      -25.56%  -13.89%     -25.85%


               DFA SMALL VALUE PORTFOLIO                                 DFA SMALL VALUE PORTFOLIO
    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1995         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1995
         AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   -------    ----------
12/31/95      $2,000        N/A         N/A      N/A       12/31/95     $50,000        N/A         N/A       N/A          N/A
12/31/96      $4,000      $2,425       21.26%   21.26%     12/31/96     $50,000      $60,630      21.26%    21.26%      21.26%
12/31/97      $6,000      $5,735       29.60%   26.56%     12/31/97     $50,000      $78,578      29.60%    25.36%      57.16%


            DFA SHORT-TERM FIXED PORTFOLIO                             DFA SHORT-TERM FIXED PORTFOLIO
    $2,000 PURCHASE PAYMENT MADE DECEMBER 31, 1995         $50,000 SINGLE PURCHASE PAYMENT MADE DECEMBER 31, 1995
          AND YEARLY DECEMBER 31ST THEREAFTER

            Values prior to current                                    Values prior to current
            year's purchase payment    Non-Standardized                year's purchase payment    Non-Standardized
            -----------------------    ----------------                -----------------------    ----------------
                                        One     Average                                            One     Average
                                        Year     Annual                                            Year    Annual     Cumulative
            Cumulative  Accumulated    Total     Total                 Cumulative  Accumulated    Total     Total     Fund Total
  Date       Payments      Value       Return    Return      Date       Payments      Value       Return   Return       Return
--------    ----------  -----------    ------   -------    --------    ----------  -----------    ------   -------    ----------
12/31/95      $2,000        N/A         N/A       N/A      12/31/95     $50,000        N/A         N/A       N/A         N/A
12/31/96      $4,000      $2,090       4.51%     4.51%     12/31/96     $50,000      $52,256      4.51%     4.51%       4.51%
12/31/97      $6,000      $4,295       5.00%     4.84%     12/31/97     $50,000      $54,871      5.00%     4.76%       9.74%

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

The Company may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of Contracts with individualized hypothetical performance illustrations for some or all of the Portfolios. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Portfolio; (ii) the historical fluctuation of the value of a single Portfolio (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Portfolio; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Portfolios; (v) the historical performance of two or more market indices in comparison to a single Portfolio or a group of Portfolios; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Portfolios to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Portfolio data sheets showing various information about one or more Portfolios (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets).


                                 PERFORMANCE COMPARISONS

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of First Providian Life and Health Insurance Company as determined by one or more of the ratings services listed below, or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other person who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

Each Subaccount's performance depends on, among other things, the performance of the underlying Portfolio which, in turn, depends upon such variables as:

 .    quality of underlying investments;
 .    average maturity of underlying investments;
 .    type of instruments in which the Portfolio is invested;
 .    changes in interest rates and market value of underlying investments;
 .    changes in Portfolio expenses; and
 .    the relative amount of the Portfolio's cash flow.

From time to time, we may advertise the performance of the Subaccounts and the underlying Portfolios as compared to similar funds or portfolios using certain indexes, reporting services and financial publications, and we may advertise rankings or ratings issued by certain services and/or other institutions. These may include, but are not limited to, the following:

 .    DOW JONES INDUSTRIAL AVERAGE ("DJIA"), an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

 .    STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industrial, transportation, and financial and public utility companies, which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated into the Standard & Poor's figures.

 .    LIPPER ANALYTICAL SERVICES, INC., a reporting service that ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, we may quote the Portfolios' Lipper rankings in various fund categories in advertising and sales literature.

 .    BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

 .    SHEARSON LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX, an index comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman, Inc., the index calculates total returns for one month, three month, twelve month, and ten year periods and year-to-date.

 .    SHEARSON LEHMAN GOVERNMENT/CORPORATE (LONG-TERM) INDEX, an index composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years.

 .    SHEARSON LEHMAN GOVERNMENT INDEX, an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

 .    MORNINGSTAR, INC., an independent rating service that publishes the bi-
     weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

 .    MONEY, a monthly magazine that regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

 .    STANDARD & POOR'S UTILITY INDEX, an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve month period.

 .    DOW JONES UTILITY INDEX, an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six month period. The index also provides the highs and lows for each of the past five years.

 .    THE CONSUMER PRICE INDEX, a measure for determining inflation.


Investors may use such indexes (or reporting services) in addition to the Funds' Prospectuses to obtain a more complete view of each Portfolio's performance before investing. Of course, when comparing each Portfolio's performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such companies. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

When comparing funds using reporting services, or total return and yield, or effective yield, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.


                                 SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The Assets are kept physically segregated and held separate and apart from the Company's General Account assets. The General Account contains all of the assets of the Company. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts and the General Account.


                                  THE COMPANY

All the stock of the Company is owned by Veterans Life Insurance Company, which is a wholly owned subsidiary of Providian Life and Health Insurance Company ("PLH"). Commonwealth General Corporation owns a 3.7% interest in PLH and 61%, 15.3%, and 20% interest, respectively, are held by Commonwealth Life Insurance Company, Peoples Security Life Insurance Company, and Capital Liberty,
L.P. Commonwealth Life Insurance Company and Peoples Security Life Insurance Company are each wholly owned by Capital General Development Corporation, which in turn is wholly owned by Commonwealth General Corporation. A 1% interest in Capital Liberty, L.P. is owned by Commonwealth General Corporation, which is the general partner, and 79.2% and 19.8% interest, respectively, are held by two limited partners, Commonwealth Life Insurance Company and Peoples Security Life Insurance Company.

Commonwealth General Corporation is wholly owned by AEGON USA, Inc., which in turn is wholly owned by AEGON U.S. Holding Corporation, a wholly owned subsidiary of AEGON International n.v. AEGON International n.v. is a wholly owned subsidiary of AEGON n.v. Verening AEGON (a Netherlands membership association) has a 53.63% interest in AEGON n.v.

                               STATE REGULATION

The Company is a stock life insurance company organized under the laws of the State of New York, and is subject to regulation by the New York State Department of Insurance. An annual statement is filed with the New York Superintendent of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding calendar year. Periodically, the New York Superintendent of Insurance examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.


                              RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its Administrator. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.


                         DISTRIBUTION OF THE CONTRACTS

AFSG Securities Corporation ("AFSG"), formerly Providian Securities Corporation, the principal underwriter of the Contracts, is ultimately a wholly owned subsidiary of AEGON n.v. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Contracts are offered to the public through persons or entities licensed under the federal securities laws and New York State insurance laws that have entered into agreements with AFSG. The offering of the Contracts is continuous and AFSG does not anticipate discontinuing the offering of the Contracts. However, AFSG does reserve the right to discontinue the offering of the Contracts.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.


                               OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.


                             FINANCIAL STATEMENTS

The audited financial statements of the Separate Account for the year ended December 31, 1997, including the Report of Independent Auditors thereon, are included in this Statement of Additional Information. The Subaccounts described in the contact prospectus has not yet commenced operations as of the year ended December 31, 1996, and consequently had no assets or liabilities. Accordingly, no financial statements are included for the Separate Account for the year ended December 31, 1996.

The audited statutory-basis financial statements of the Company, for the years ended December 31, 1997 and 1996, respectively, including the Report of Independent Auditors, thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

COMPUTATION OF VARIABLE ANNUITY INCOME PAYMENTS

The amounts shown in the Annuity Tables contained in your Contract represent the guaranteed minimum for each Annuity Payment under a Fixed Payment Option. Variable annuity income payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Tables contained in your Contract corresponding to the Annuity Payment Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment. The Company may, at the time annuity income payments are computed, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit Value for the selected Subaccount ten Business Days prior to the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an Exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit Value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit Value for each Subaccount was initially established at $10.00 on the date money was first deposited in that Subaccount. The Annuity Unit Value for any subsequent Business Day is equal to (a) times (b) times (c), where

     (a)  =  the Annuity Unit Value for the immediately preceding Business Day;

     (b)  =  the Net Investment Factor for the day; and

     (c) = the investment result adjustment factor (.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

     (a) = any increase or decrease in the value of the Subaccount due to investment results;

     (b) = a daily charge assessed at an annual rate of .55% for the mortality and expense risks assumed by the Company; and

     (c) = a daily charge for the cost of administering the Contract corresponding to an annual charge of .15% of the value of the Subaccount, plus the Annual Contract Fee.

The Annuity Tables contained in the Contract are based on the 1983 Table "A" Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year.

EXCHANGES

After the Annuity Date you may, by making a written request, exchange the current value of an existing Subaccount to Annuity Units of any other Subaccount(s) then available. The written request for an Exchange must be received by us, however, at least 10 Business Days prior to the first payment date on which the Exchange is to take effect. This Exchange shall result in the same dollar amount as that of the Annuity Payment on the date of Exchange (the "Exchange Date"). Each year you may make an unlimited number of free Exchanges between Subaccounts. No fee is currently imposed for such Exchanges; however, we reserve the right to charge a $15 fee for Exchanges in excess of twelve per Contract Year.

Exchanges will be made using the Annuity Unit Value for the Subaccounts on the date the written request for Exchange is received. On the Exchange Date, the Company will establish a value for the current Subaccounts by multiplying the Annuity Unit Value by the number of Annuity Units in the existing Subaccounts and compute the number of Annuity Units for the new Subaccounts by dividing the Annuity Unit Value of the new Subaccounts into the value previously calculated for the existing Subaccounts.

EXCEPTIONS TO CHARGES AND TO TRANSACTION OR BALANCE REQUIREMENTS

The Company may reduce administrative charges or other deductions from Purchase Payments in certain situations where the Company expects to realize significant economies of scale or other economic benefits with respect to the sale of Contracts.

Notwithstanding the above, any variations in administrative charges or other deductions from Purchase Payments or in the minimum or maximum transaction or balance requirements shall reflect differences in costs or services and shall not be unfairly discriminatory against any person.

                                 GENERAL MATTERS

NON-PARTICIPATING

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

MISSTATEMENT OF AGE OR SEX

The Company may require proof of age and sex before making Annuity Payments. If the Annuitant's stated age, sex or both in the Contract are incorrect, the Company will change the annuity benefits payable to those benefits which the Purchase Payments would have purchased for the correct age and sex. In the case of correction of the stated age and/or sex after payments have commenced, the Company will (1) in the case of underpayment, pay the full amount due with the next payment; (2) in the case of overpayment, deduct the amount due from one or more future payments.

ASSIGNMENT

Any Non-Qualified Contract may be assigned by you prior to the Annuity Date and during the Annuitant's lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives the appropriate Company form notifying the Company of such assignment. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the appropriate Company form.

ANNUITY DATA

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

ANNUAL STATEMENT

Once each Contract Year, the Company will send you an annual statement of the current Accumulated Value allocated to each Subaccount and any Purchase Payments, charges, Exchanges or withdrawals during the year. This report will also give you any other information required by law or regulation. You may ask for an annual statement like this at any time. We will also send you quarterly statements. However, we reserve the right to discontinue quarterly statements at any time.

INCONTESTABILITY

This Contract is incontestable from the Contract Date, subject to the "Misstatement of Age or Sex" provision.

OWNERSHIP

The Contract Owner on the Contract Date is the Annuitant, unless otherwise specified in the application. The Contract Owner may specify a new Contract Owner by sending us the appropriate Company form at any time thereafter. The term Contract Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Contract Owner. During the Annuitant's lifetime, all rights and privileges under this Contract may be exercised solely by the Contract Owner. Upon the death of the Contract Owner, ownership is retained by the surviving Joint Owner or passes to the Owner's Designated Beneficiary, if one has been designated by the Contract Owner. If no Owner's Designated Beneficiary has been selected or if no Owner's Designated Beneficiary is living, then the Owner's Designated Beneficiary is the Contract Owner's estate. From time to time the Company may require proof that the Contract Owner is still living.

                            PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Where applicable in calculating performance information, the Annual Contract Fee is reflected as a percentage equal to the total amount of fees collected during a calendar year divided by the total average net assets of the Portfolios during the same calendar year. During the first year of operations, we have assumed an average Contract size of $3,000. The fee is assumed to remain the same in each year of the applicable period. (With respect to partial year periods, if any, in the examples, the Annual Contract Fee is pro-rated to reflect only the applicable portion of the partial year period.)

30-DAY YIELD FOR SUBACCOUNTS

Quotations of yield for the Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

                a - b
     YIELD = 2[(----- + 1)/6/ - 1]
                 cd

Where:

     [a] = the net investment income earned during the period by the Portfolio attributable to shares owned by a Subaccount;

     [b]  =  the expenses accrued for the period (net of reimbursement);

     [c]  =  the average daily number of Units outstanding during the period;
             and

     [d] = the maximum offering price per Accumulation Unit on the last day of the period.

Yield on the Subaccount is earned from the increase in net asset value of shares of the Portfolio in which the Subaccount invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS

When advertising performance of the Subaccounts, the Company will show the "Standardized Average Annual Total Return," calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of the Annual Contract Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the formula:

          P(1 + T)/n/ = ERV

Where:

     [P]  =  a hypothetical initial Purchase Payment of $1,000;

     [T]  =  an average annual total return;

     [n]  =  the number of years; and

     [ERV]  =  the ending redeemable value of a hypothetical $1,000 Purchase
               Payment made at the beginning of the period (or fractional portion thereof).

The following table shows the Standardized Average Annual Total Return for the Subaccounts for the period beginning at the inception of each Subaccount and ending on December 31, 1997.

                                                                    Since
          Subaccount                    One Year*            Portfolio Inception
          ----------                    ---------            -------------------
Capital Preservation Portfolio             N/A                      3.79%
Income Oriented Portfolio                  N/A                      7.70%
Growth and Income Portfolio                N/A                      9.10%
Capital Growth Portfolio                   N/A                      1.51%
Maximum Appreciation Portfolio             N/A                     13.65%

* Returns shown are for the period from each Portfolio's inception date. As of 12/31/97, the Portfolios had not been in operation for an entire year.

                        ADDITIONAL PERFORMANCE MEASURES

NON-STANDARDIZED ACTUAL TOTAL RETURN AND NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN

The Company may show Non-Standardized Actual Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Actual Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year, the Non-Standardized Actual Total Return and the Non-Standardized Actual Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Actual Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (See Fee Table in the Prospectus), the Non-Standardized Actual Total Return and Non-Standardized Actual Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED ACTUAL TOTAL RETURN FOR THE PERIOD ENDING 12/31/97

                                                                    Since
          Subaccount                    One Year*            Portfolio Inception
          ----------                    ---------            -------------------
Capital Preservation Portfolio             N/A                      3.79%
Income Oriented Portfolio                  N/A                      7.70%
Growth and Income Portfolio                N/A                      9.10%
Capital Growth Portfolio                   N/A                      1.51%
Maximum Appreciation Portfolio             N/A                     13.65%

* Returns shown are for the period from each Portfolio's inception date. As of 12/31/97, the Portfolios had not been in operation for an entire year.

NON-STANDARDIZED ACTUAL AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 12/31/97

                                                                    Since
          Subaccount                    One Year*            Portfolio Inception
          ----------                    ---------            -------------------
Capital Preservation Portfolio             N/A                      3.79%
Income Oriented Portfolio                  N/A                      7.70%
Growth and Income Portfolio                N/A                      9.10%
Capital Growth Portfolio                   N/A                      1.51%
Maximum Appreciation Portfolio             N/A                     13.65%

* Returns shown are for the period from each Portfolio's inception date. As of 12/31/97, the Portfolios had not been in operation for an entire year.

NON-STANDARDIZED TOTAL RETURN YEAR-TO-DATE

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

NON-STANDARDIZED TOTAL RETURN YEAR-TO-DATE

                                                   Total Return YTD
          Subaccount                               as of 12/31/97*
          ----------                               ----------------
Capital Preservation Portfolio                           4.44%
Income Oriented Portfolio                                8.35%
Growth and Income Portfolio                              9.75%
Capital Growth Portfolio                                 2.16%
Maximum Appreciation Portfolio                          14.30%

* Returns shown are for the period from each Portfolio's inception date. As of 12/31/97, the Portfolios had not been in operation for an entire year.

NON-STANDARDIZED ONE YEAR RETURN

The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

                                                      Non-Standardized
          Subaccount                                One Year Return 1997*
          ----------                                ---------------------
Capital Preservation Portfolio                              4.44%
Income Oriented Portfolio                                   8.35%
Growth and Income Portfolio                                 9.75%
Capital Growth Portfolio                                    2.16%
Maximum Appreciation Portfolio                             14.30%

* Returns shown are for the period from each Portfolio's inception date. As of 12/31/97, the Portfolios had not been in operation for an entire year.

                            PERFORMANCE COMPARISONS

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of First Providian Life and Health Insurance Company as determined by one or more of the ratings services listed below, or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other person who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

Each Subaccount's performance depends on, among other things, the performance of the underlying Portfolio which, in turn, depends upon such variables as:

     .  quality of underlying investments;

     .  average maturity of underlying investments;

     .  type of instruments in which the Portfolio is invested;

     .  changes in interest rates and market value of underlying investments;

     .  changes in Portfolio expenses; and

     .  the relative amount of the Portfolio's cash flow.

From time to time, we may advertise the performance of the Subaccounts and the underlying Portfolios as compared to similar funds or portfolios using certain indexes, reporting services and financial publications, and we may advertise rankings or ratings issued by certain services and/or other institutions. These may include, but are not limited to, the following:

     . DOW JONES INDUSTRIAL AVERAGE ("DJIA"), an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by Dow Jones & Company, it is cited as a principal indicator of market conditions.

  . STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industrial, transportation, and financial and public utility companies, which can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated into the Standard & Poor's figures.

  . LIPPER ANALYTICAL SERVICES, INC., a reporting service that ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, we may quote the Portfolios' Lipper rankings in various fund categories in advertising and sales literature.

  . BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

  . SHEARSON LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX, an index comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman, Inc., the index calculates total returns for one month, three month, twelve month, and ten year periods and year-to-date.

  . SHEARSON LEHMAN GOVERNMENT/CORPORATE (LONG-TERM) INDEX, an index composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years.

  . SHEARSON LEHMAN GOVERNMENT INDEX, an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

  . MORNINGSTAR, INC., an independent rating service that publishes the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

  . MONEY, a monthly magazine that regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its Money ranking in advertising and sales literature.

  . STANDARD & POOR'S UTILITY INDEX, an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve month period.

  . DOW JONES UTILITY INDEX, an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six month period. The index also provides the highs and lows for each of the past five years.

  .  THE CONSUMER PRICE INDEX, a measure for determining inflation.

Investors may use such indexes (or reporting services) in addition to the Funds' Prospectuses to obtain a more complete view of each Portfolio's performance before investing. Of course, when comparing each Portfolio's performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

When comparing funds using reporting services, or total return and yield, or effective yield, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.

                         SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The Assets are kept physically segregated and held separate and apart from the Company's General Account assets. The General Account contains all of the assets of the Company. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts and the General Account.

                                  THE COMPANY

All the stock of the Company is owned by Veterans Life Insurance Company, which is a wholly owned subsidiary of Providian Life and Health Insurance Company ("PLH"). Commonwealth General Corporation owns a 3.7% interest in PLH and 61%, 15.3%, and 20% interests, respectively, are held by Commonwealth Life Insurance Company, Peoples Security Life Insurance Company, and Capital Liberty, L.P. Commonwealth Life Insurance Company and Peoples Security Life Insurance Company are each wholly owned by Capital General Development Corporation, which in turn is wholly owned by Commonwealth General Corporation. A 1% interest in Capital Liberty, L.P. is owned by Commonwealth General Corporation, which is the general partner, and 79.2% and 19.8% interests, respectively, are held by two limited partners, Commonwealth Life Insurance Company and Peoples Security Life Insurance Company.

Commonwealth General Corporation is wholly owned by AEGON USA, Inc., which in turn is wholly owned by AEGON U.S. Holding Corporation, a wholly owned subsidiary of AEGON International n.v. AEGON International n.v. Vereniging AEGON (a Netherlands membership association) has a 53.63% interest in AEGON n.v.

                                STATE REGULATION

The Company is a stock life insurance company organized under the laws of the State of New York, and is subject to regulation by the New York State Department of Insurance. An annual statement is filed with the New York Superintendent of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding calendar year. Periodically, the New York Superintendent of Insurance examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

                              RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                         DISTRIBUTION OF THE CONTRACTS

AFSG Securities Corporation, formerly Providian Securities Corporation ("AFSG"), the principal underwriter of the Contracts, is ultimately a wholly owned subsidiary of AEGON n.v. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Contracts are offered to members and employees of the Professional Golfers Association of America ("PGA") and other golf related associations approved by the PGA and the Company through persons or entities licensed under the federal securities laws and New York State insurance laws that have generally entered into agreements with AFSG. The offering of the Contracts is continuous and AFSG does not anticipate discontinuing the offering of the Contracts. However, AFSG does reserve the right to discontinue the offering of the Contracts.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                               OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS

The audited financial statements of the Separate Account for the year ended December 31, 1997, including the Report of Independent Auditors thereon, are included in this Statement of Additional Information. The Subaccounts described in the Contract Prospectus had not yet commenced operations as of the year ended December 31, 1996, and consequently had no assets or liabilities. Accordingly, no financial statements are included for the Separate Account for the year ended December 31, 1996. The audited statutory-basis financial statements of the Company for the periods ended December 31, 1997 and 1996, including the Reports of Independent Auditors thereon, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets to be held in the Separate Account.